As Filed with the Securities and Exchange Commission on January 26, 2017

REGISTRATION NO. 333-14927

REGISTRATION NO. 811-7883

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 57

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 57

ICON Funds

(Exact Name of Registrant as Specified in Charter)

5299 DTC Boulevard, Suite 1200

Greenwood Village, Colorado 80111

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (303) 790-1600

Donald Salcito, Esq.

5299 DTC Boulevard, Suite 1200

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

ICON U.S. DIVERSIFIED FUNDS

JANUARY 26, 2017

	CLASS A	CLASS C	CLASS S	SINGLE CLASS

ICON BOND FUND	IOBAX	IOBCX	IOBZX

ICON EQUITY INCOME FUND	IEQAX	IOECX	IOEZX

ICON FUND	ICNAX	ICNCX	ICNZX

ICON LONG/SHORT FUND	ISTAX	IOLCX	IOLZX

ICON OPPORTUNITIES FUND				ICONX

ICON RISK-MANAGED BALANCED FUND	IOCAX	IOCCX	IOCZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

1-800-764-0442     •    www.iconfunds.com

FUND SUMMARIES

ICON BOND FUND

Investment Objective/Goals

Seeks maximum total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 35 of the Fund’s prospectus, and in “Sales Charge” on page 58 in the Fund’s statement of additional information.

	Class A		Class C		Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[1]	4.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[1]	0.85%*		0.85%		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees	0.25%		0.85%		0.00%
Other Expenses	0.53%		0.65%		0.33%
Acquired Fund Fees and Expenses[2]	0.10%		0.10%		0.10%
Total Annual Fund Operating Expenses[2]	1.48%		2.20%		1.03%
Expense Reimbursement[3]	(0.38%	)	(0.5%	)	(0.18%	)
Net Annual Fund Operating Expenses After Expense Reimbursement[2,3]	1.10%		1.70%		0.85%

*	A contingent deferred sales charge of 0.85% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[2]

Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses After Expense Reimbursement differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[3]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate for Class A of 1.00%, an annual rate for Class C of 1.60%, and an annual rate of 0.75% for Class S. This expense limitation agreement may be terminated at any time after January 31, 2018 for Class A and January 31, 2021 for Class C and Class S upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$582	$885	$1,210	$2,126
Class C	$258	$536	$980	$2,358
Class S	$87	$271	$493	$1,187

2	FUND SUMMARIES — BOND FUND

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$173	$536	$980	$2,358

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of the portfolio.

Principal Investment Strategies.  The Fund uses a valuation methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated bonds. These include corporate bonds, notes and debentures, as well as U.S. government and agency securities. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 35% of its assets in securities with a lower rating by both S&P and Moodys. There is no limit on the Fund’s average maturity or on the maturity of any individual issues in the Fund.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Interest Rate Risk.  Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer maturities are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund’s mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Credit Risk.  The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a bond can cause a bond’s price to fall, potentially affecting the Fund’s share price.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

High Yield Risk.  The Fund may invest in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investment in less liquid securities may reduce the Fund’s returns because it may be unable to sell the less liquid security at an advantageous time or price.

Call Risk.  Some debt securities allow the issuer to repay the obligation early; these are referred to as “callable securities.” Issuers will often repay the obligation underlying a callable security when interest rates are low. To the extent that the Fund holds callable securities and the issuer repays the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Government Agency Securities Risk.  Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors

FUND SUMMARIES — BOND FUND	3

are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value is not realized by the market.

Market Risk.  The Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity conditions, and credit quality of such sectors. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class C shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class C Shares

Best Quarter: Q2 2009 6.49%        Worst Quarter: Q3 2008 -4.16%

The bar chart above does not reflect any sales charges. If those charges were reflected, returns would be less than those shown.

4	FUND SUMMARIES — BOND FUND

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Bond Fund Class C	10/21/2002
Return Before Taxes		4.44%	2.96%	3.81%	3.96%
Return After Taxes on Distributions		3.22%	1.41%	2.26%	2.48%
Return After Taxes on Distributions and Sale of Fund Shares		2.50%	1.72%	2.42%	2.56%
Barclays Capital U.S. Universal Index Excluding Mortgage-Backed Securities (ex-MBS) (reflects no deduction for fees, expenses, or taxes)		4.62%	3.03%	4.61%	5.00%
ICON Bond Fund Class A	9/30/2010	0.92%	2.59%	-	2.31%
Barclays Capital U.S. Universal Index (ex-MBS) (reflects no deduction for fees, expenses, or taxes)		4.62%	3.03%	-	3.41%
ICON Bond Fund Class S	5/6/2004	6.14%	3.85%	4.68%	4.48%
Barclays Capital U.S. Universal Index (ex-MBS) (reflects no deduction for fees, expenses, or taxes)		4.62%	3.03%	4.61%	4.70%

After-tax performance is shown only for the Fund’s Class C shares. After-tax performance for the Fund’s Class A and Class S shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Managers:  Zach Jonson and Donovan J. (Jerry) Paul are the Co-Portfolio Managers of the Fund. Mr. Jonson has managed the Fund since January 2011 and Mr. Paul became Co-Portfolio Manager in July 2013.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of any net investment income on a monthly basis and to distribute all or a portion of any net capital gain annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES — BOND FUND	5

ICON EQUITY INCOME FUND

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 35 of the Fund’s prospectus, and in “Sales Charge” on page 58 in the Fund’s statement of additional information.

	Class A		Class C		Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[1]	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[1]	1.00%*		1.00%		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.00%
Other Expenses	0.52%		0.57%		0.45%
Acquired Fund Fees and Expenses[2]	0.20%		0.20%		0.20%
Expense Recoupments[3,4]	0.02%		0.02%		0.04%
Total Annual Fund Operating Expenses[2,4]	1.74%		2.54%		1.44%
Expense Reimbursement[3,4]	(0.30%	)	(0.35%	)	(0.25%	)
Net Annual Fund Operating Expenses After Expense Reimbursement[2,3,4]	1.44%		2.19%		1.19%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[2]

Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses After Expense Reimbursement differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[3]

During the year ended September 30, 2016, ICON Advisers waived $10,668, $10,801 and $13,848 and recouped $3,210, $1,446 and $11,866 of Class A, C and S expenses, respectively. At September 30, 2016, ICON Advisers was waiving expenses for Class A, C and S.

[4]

In addition to the current expense waiver through 1/31/2021, effective January 26, 2017, the total expenses of the ICON Equity Income Fund (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) are contractually limited to an annual rate for Class A of 1.24%, an annual rate for Class C of 1.99%, and an annual rate of 0.99% for Class S through January 31, 2018. This expense limitation may revert back to the current limits any time after January 31, 2018 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate for Class A of 1.45%, an annual rate for Class C of 2.20%, and an annual rate of 1.20% for Class S. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year

6	FUND SUMMARIES — EQUITY INCOME FUND

and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,046	$1,411	$2,459
Class C	$322	$728	$1,276	$2,809
Class S	$121	$422	$750	$1,689

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$222	$728	$1,276	$2,809

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of the portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization, including convertible and preferred securities, and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. In general, the Fund will sell industries ICON believes are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. The Fund may also invest in U.S. government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in securities with a lower rating by both S&P and Moodys.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk.  The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a convertible security can cause a convertible security’s price to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings.  If a rating agency gives a convertible security a lower rating, the value of the security may decline because investors will demand a higher rate of return.

Interest Rate Risk.  Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer maturities tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows

FUND SUMMARIES — EQUITY INCOME FUND	7

ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value is not realized by the market.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Government Agency Securities Risk.  Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“Ginnie Mae”) is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Foreign Investment Risk.  Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class C shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class C Shares

Best Quarter: Q3 2009 19.84%        Worst Quarter: Q4 2008 -22.79%

The bar chart above does not reflect any sales charges. If those charges were reflected, returns would be less than those shown.

8	FUND SUMMARIES — EQUITY INCOME FUND

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Equity Income Fund Class C	11/8/2002
Return Before Taxes		16.60%	11.23%	4.71%	7.21%
Return After Taxes on Distributions		15.35%	10.49%	3.83%	6.36%
Return After Taxes on Distributions and Sale of Fund Shares		9.35%	8.75%	3.52%	5.80%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	9.25%
ICON Equity Income Fund Class A	5/31/2006	11.72%	10.76%	4.88%	5.25%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.94%
ICON Equity Income Fund Class S	5/10/2004	18.73%	12.36%	5.77%	7.05%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	8.41%

After-tax performance is shown only for the Fund’s Class C shares. After-tax performance for the Fund’s Class A and Class S shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Derek Rollingson is the Portfolio Manager. Mr. Rollingson has managed the Fund since October 2002.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income, if any, quarterly, and to distribute all or a portion of any net capital gain annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES — EQUITY INCOME FUND	9

ICON FUND

Investment Objective/Goals

Seeks capital appreciation, with a secondary objective of capital preservation to provide long-term growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 35 of the Fund’s prospectus, and in “Sales Charge” on page 58 in the Fund’s statement of additional information.

	Class A		Class C		Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[1]	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[1]	1.00%*		1.00%		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.00%
Other Expenses	0.67%		0.46%		0.37%
Expense Recoupments[2]	0.00%		0.20%		0.00%
Total Annual Fund Operating Expenses	1.67%		2.41%		1.12%
Expense Reimbursement[2]	(0.16%	)	(0.15%	)	0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement[2,3]	1.51%		2.26%		1.12%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[2]	During the year ended September 30, 2016, ICON Advisers waived $18,612 and recouped $2,969 of Class C expenses. At September 30, 2016, ICON Advisers was waiving Class C expenses.

[3]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired funds fees and expenses, brokerage and extraordinary expenses) to an annual rate for Class A of 1.50%, an annual rate for Class C of 2.25%, and an annual rate of 1.25% for Class S. This expense limitation agreement may be terminated at any time after January 31, 2018 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,056	$1,416	$2,423
Class C	$329	$737	$1,271	$2,731
Class S	$114	$356	$617	$1,362

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$229	$737	$1,271	$2,731

10	FUND SUMMARIES — ICON FUND

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of the portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. Normally the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell industries ICON believes are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk.  Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

FUND SUMMARIES — ICON FUND	11

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class C shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class C Shares

Best Quarter: Q2 2009 18.86%        Worst Quarter: Q4 2008 -29.35%

The bar chart above does not reflect any sales charges. If those charges were reflected, returns would be less than those shown.

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Fund Class C	11/28/2000
Return Before Taxes		6.84%	8.35%	0.58%	3.09%
Return After Taxes on Distributions		6.84%	8.35%	0.34%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares		3.87%	6.59%	0.44%	2.49%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	5.80%
ICON Fund Class A	5/31/2006	2.39%	7.87%	0.28%	0.34%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.94%
ICON Fund Class S	5/6/2004	9.05%	9.58%	1.35%	3.73%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	8.17%

After-tax performance is shown only for the Fund’s Class C shares. After-tax performance for the Fund’s Class A and Class S shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Dr. Craig Callahan, Founder, Chief Executive Officer and Chairman of the Investment Committee, is the Portfolio Manager and has managed the Fund since January 2011.

12	FUND SUMMARIES — ICON FUND

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gain, if any, on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES — ICON FUND	13

ICON LONG/SHORT FUND

Investment Objective/Goals

Seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 35 of the Fund’s prospectus, and in “Sales Charge” on page 58 in the Fund’s statement of additional information.

	Class A		Class C		Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[1]	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[1]	1.00%*		1.00%		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%		0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.00%
Other Expenses	0.84%		0.89%		0.70%
Expense Recoupments[2]	0.01%		0.02%		0.08%
Total Annual Fund Operating Expenses	1.95%		2.76%		1.63%
Expense Reimbursement[2]	(0.37%	)	(0.43%	)	(0.35%	)
Net Annual Fund Operating Expenses After Expense Reimbursement[2,3]	1.58%		2.33%		1.28%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[2]

During the year ended September 30, 2016, ICON Advisers waived $25,485, $21,492 and $33,354 and recouped $1,026, $945 and $7,896 of Class A, C and S expenses, respectively. At September 30, 2016, ICON Advisers was waiving expenses for Class A, C and S.

[3]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, acquired funds fees and expenses, dividends on short sales and extraordinary expenses) to an annual rate for Class A of 1.55%, an annual rate for Class C of 2.30%, and an annual rate of 1.25% for Class S. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$726	$1,045	$1,426	$2,592
Class C	$336	$727	$1,292	$2,947
Class S	$130	$406	$743	$1,802

You would pay the following expenses if you did not redeem your Class C shares.

	1 Year	3 Years	5 Years	10 Years
Class C	$236	$727	$1,292	$2,947

14	FUND SUMMARIES — LONG/SHORT FUND

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of the portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests in equity securities of companies of any market capitalization and traded in U.S. markets. The Fund will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Each long or short position will be determined by considering the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell industries ICON believes are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Short Sale Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk.  Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk.  Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

FUND SUMMARIES — LONG/SHORT FUND	15

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class C shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class C Shares

Best Quarter: Q1 2002 15.40%        Worst Quarter: Q4 2008 -20.17%

The bar chart above does not reflect any sales charges. If those charges were reflected, returns would be less than those shown.

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Long/Short Fund Class C	10/17/2002
Return Before Taxes		8.73%	9.13%	1.57%	5.02%
Return After Taxes on Distributions		8.73%	9.13%	1.43%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares		4.94%	7.23%	1.21%	4.09%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	9.35%
ICON Long/Short Fund Class A	5/31/2006	4.17%	8.66%	1.71%	1.87%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.94%
ICON Long/Short Fund Class S	5/6/2004	10.85%	10.29%	2.58%	4.41%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	8.17%

After-tax performance is shown only for the Fund’s Class C shares. After-tax performance for the Fund’s Class A and Class S shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

16	FUND SUMMARIES — LONG/SHORT FUND

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Dr. Craig Callahan, Founder, Chief Executive Officer and Chairman of the Investment Committee, is the Portfolio Manager and has managed the Fund since January 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES — LONG/SHORT FUND	17

ICON OPPORTUNITIES FUND

Investment Objective/Goals

Seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.68%
Expense Recoupments[1]	0.10%
Total Annual Fund Operating Expenses	1.53%
Expense Reimbursement[1]	(0.02%	)
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.51%

[1]	During the year ended September 30, 2016, ICON Advisers waived $3,029 and recouped $11,396 of expenses. At September 30, 2016 ICON Advisers was recouping expenses.

[2]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
ICON Opportunities Fund	$154	$481	$832	$1,820

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of the portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify industries and sectors in small company securities that ICON’s methodology suggests are underpriced or overpriced relative to our calculation of intrinsic value. ICON believes that the equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell industries we believe are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation of small company equities distinguishes us from other small company investment managers. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in companies with a market capitalization that are within or below the range of companies in the S&P SmallCap 600 Index. The market capitalization of the companies in the Fund’s portfolio and the S&P SmallCap 600 Index changes over time,

18	FUND SUMMARIES — OPPORTUNITIES FUND

and the Fund will not sell a stock just because the company has grown to a market capitalization outside the range. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

The Fund invests primarily in equity securities, including common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities.

Principal Investment Risks

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The Fund invests principally in stocks and other securities that may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

Small Company Risk.  Securities of small companies generally involve greater risks than investments in larger companies. Small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Small company securities tend to be more volatile and less liquid than equity securities of larger companies.

Value Investing Risk.  The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize ICON’s evaluation of the company’s intrinsic worth.

Active Management Risk.  The Fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31

Best Quarter: Q3 2013 11.28%        Worst Quarter: Q3 2014 -7.78%

FUND SUMMARIES — OPPORTUNITIES FUND	19

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Opportunities Fund	9/28/2012
Return Before Taxes		19.66%	-	-	12.81%
Return After Taxes on Distributions		19.30%	-	-	12.38%
Return After Taxes on Distributions and Sale of Fund Shares		11.45%	-	-	10.03%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)		26.56%	-	-	16.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Managers:  Dr. Craig Callahan, Founder, Chief Executive Officer and Chairman of the Investment Committee has managed the Fund since inception, September 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, which may be subject to tax at a later point in time.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20	FUND SUMMARIES — OPPORTUNITIES FUND

ICON RISK-MANAGED BALANCED FUND

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 35 of the Fund’s prospectus, and in “Sales Charge” on page 58 in the Fund’s statement of additional information.

	Class A		Class C		Class S
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[1]	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[1]	1.00%*		1.00%		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.00%
Other Expenses	0.59%		0.52%		0.51%
Acquired Fund Fees and Expenses[2]	0.09%		0.09%		0.09%
Expense Recoupments[3]	0.01%		0.02%		0.01%
Total Annual Fund Operating Expenses[2]	1.69%		2.38%		1.36%
Expense Reimbursement[3]	(0.15%	)	(0.09%	)	(0.07%	)
Net Annual Fund Operating Expenses After Expense Reimbursement[2,3,4]	1.54%		2.29%		1.29%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[2]

Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses After Expense Reimbursement differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[3]

During the year ended September 30, 2016, ICON Advisers waived $13,651, $12,865 and $18,104 and recouped $696, $2,407 and $2,210 of Class A, C and S expenses, respectively. At September 30, 2016, ICON Advisers was waiving expenses for Class A, C and S.

[4]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage acquired fund fees and expenses and extraordinary expenses) to an annual rate for Class A of 1.45%, an annual rate for Class C of 2.20%, and an annual rate of 1.20% for Class S. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$723	$1,033	$1,382	$2,404
Class C	$332	$715	$1,234	$2,682
Class S	$131	$409	$715	$1,607

FUND SUMMARIES — RISK-MANAGED BALANCED FUND	21

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$232	$715	$1,234	$2,682

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its whole portfolio.

Principal Investment Strategies.  The Fund uses a valuation methodology to identify securities ICON believes are underpriced relative to value. It seeks modest capital appreciation and income by normally investing no less than 25%, and up to 75%, of the market value of its assets, plus any borrowings for investment purposes, in debt securities traded in U.S. markets. To maintain a balance in debt and equity, the Fund will correspondingly invest no less than 25% and no more than 75% in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities, the Fund may write call options or purchase put options on the securities or securities indexes. The Fund may also purchase exchange traded funds and other derivatives. The Fund may invest up to 10% of its net assets in non-investment grade U.S. dollar denominated bonds. Non-investment grade means that both S&P and Moodys have rated the bonds non-investment grade. The Fund will not change its principal investment strategy without providing shareholders at least 60 days’ notice.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Correlation Risk.  The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to that of the index underlying its option positions.

Options Risk.  Investments in call options involve certain risks. These risks include:

•

Limited Gains.  By selling a call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock or index above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock or index. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock or exposure to the underlying index upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option.  A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund may generally hold the stocks or exposure to the index underlying the option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities. This risk is less likely to be prevalent on options that are written on an index.

Tax Consequences.  The sale of call options generates premiums. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times. The Fund intends to make quarterly distributions of income (versus capital gains), if any.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

22	FUND SUMMARIES — RISK-MANAGED BALANCED FUND

Bond Risk.  Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

High Yield Risk.  The Fund may invest 10% of its net assets in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies, which may involve greater risk of loss and price fluctuation than larger and more established companies. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Foreign Investment Risk.  Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value is not realized by the market.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Segregated Account Risk.  The Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s options positions. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

FUND SUMMARIES — RISK-MANAGED BALANCED FUND	23

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class C shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class C Shares

Best Quarter: Q2 2009 11.22%        Worst Quarter: Q1 2009 -15.37%

The bar chart above does not reflect any sales charges. If those charges were reflected, returns would be less than those shown.

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Risk-Managed Balanced Fund Class C	11/21/2002
Return Before Taxes		2.16%	5.65%	2.27%	4.13%
Return After Taxes on Distributions		1.81%	5.46%	1.59%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares		1.22%	4.37%	1.54%	3.05%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	8.94%
ICON Risk-Managed Balanced Fund Class A	5/31/2006	-2.02%	5.20%	2.45%	2.79%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.94%
ICON Risk-Managed Balanced Fund Class S	5/6/2004	4.17%	6.69%	3.29%	4.02%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	8.17%

After-tax performance is shown only for the Fund’s Class C shares. After-tax performance for the Fund’s Class A and Class S shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Managers:  Zach Jonson and Donovan J. (Jerry) Paul are the Co-Portfolio Managers of the Fund. Mr. Jonson became Co-Portfolio Manager in January 2013 and Mr. Paul became Co-Portfolio Manager in March 2014.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

24	FUND SUMMARIES — RISK-MANAGED BALANCED FUND

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income, if any, quarterly, and to distribute all or a portion of net capital gains, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES — RISK-MANAGED BALANCED FUND	25

MORE ABOUT FUND SUMMARIES

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

•	The unmanaged Standard & Poor’s Composite 1500 (“S&P Composite 1500”) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The unmanaged Barclays Capital U.S. Universal Index (ex-MBS) represents the Barclay Capital U.S. Universal Index without including the CMBS Index and the CMBS High-Yield Index.

•

The Opportunities Fund uses the Standard & Poor’s SmallCap 600 (“S&P 600”) Index to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. The S&P 600 covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market, as of January 2015, companies in the S&P 600 have a market cap in the range of US$400 million to US$1.8 billion. The S&P 600 accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Fund’s portfolio may differ significantly in holdings and composition from the index. You may not invest directly in this Index.

Factset Research Systems, Inc. (“Factset”) is the source for the index returns included in this Prospectus.

26	MORE ABOUT FUND SUMMARIES

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON Diversified Funds

ICON Advisers, Inc. (“ICON”), the Funds’ investment adviser, uses a disciplined methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Industry rotation distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and ten basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We compute a value-to-price ratio for the international securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

For bonds, ICON uses various methods to determine value.

In addition to identifying industries over- or underpriced relative to the broad market, we may factor in relative strength. In general, relative strength is a measure of the performance of an industry in relation to the performance of the broader market over a period of time.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of nine style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value, blend or growth). The ICON Funds, other than the ICON Opportunities Fund, impose no limits or restrictions on the market capitalization of its investments. The ICON Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

Foreign Securities.  While the Funds emphasize investments in securities traded in the U.S., a Fund may invest up to 20% of its net assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs and GDRs.  The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts (“GDRs”). GDRs are very similar to ADRs except they may be issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs and GDRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may

MORE ABOUT INVESTMENT STRATEGIES AND RISKS	27

not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR or GDR. ADRs are not considered foreign securities for purposes of the 20% limit stated above under foreign securities. GDRs may or may not be considered foreign securities for purposes of the 20% limitation stated above under foreign securities.

Fixed-Income Securities.  While the Funds (other than the ICON Bond and the ICON Risk-Managed Balanced Funds) generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Convertible Securities.  Convertible securities are bonds, preferred stocks and other securities that pay interest or dividends and are convertible into common stock or their equivalent value at maturity. These securities have the potential to offer both current income and capital appreciation. To pursue current income, the Fund may buy convertible debt instruments that typically entitle the Fund to receive regular interest payments. Preferred stock typically entitles the Fund to receive regular dividend payments. Convertible securities may also appreciate in value because, if the underlying common stock increases in value, the holder of the convertible security can exchange it for common stock and benefit from the appreciation in the stock’s value.

Credit Ratings.  Many convertible securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of these securities. Securities with a credit rating of BBB, Baa or higher are generally considered investment grade. Lower rated securities, often called “high yield” securities, are rated BB or Ba or lower at the time of purchase or the unrated equivalent as determined by ICON. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated securities typically must offer higher yields than investment-grade securities to compensate investors for greater credit risk.

Securities That Are Not Readily Marketable.  Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. For the fiscal year ending September 30, 2016, the Bond Fund and the Risk-Managed Balanced Fund held 9.79% and 9.96% in such securities respectively. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees, which may in turn decrease performance.

Derivatives.  A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forward contracts, purchasing and/or writing (selling) put and call options on securities and securities indexes, and foreign currencies. The Funds have limits on the use of derivatives and, except for the ICON Risk-Managed Equity Fund, are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments.  In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive

28	MORE ABOUT INVESTMENT STRATEGIES AND RISKS

investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover.  The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities Lending.  The Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested in securities approved by the Funds. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

More About Risk

These Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Company Risk.  The stocks in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular stock’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk.  There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments.  The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk.  The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security will decline because investors may demand a higher rate of return.

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS	29

THE FUNDS’ INVESTMENT MANAGER

Management and Administrative Fees

ICON serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2016, ICON Advisers had $2.2 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.1 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $189 million that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2016, each Fund paid an annual management fee equal to the following percentage of the respective Fund’s average daily net assets:

ICON Bond Fund	0.60%
ICON Equity Income Fund	0.75%
ICON Fund	0.75%
ICON Long/Short Fund	0.85%
ICON Opportunities Fund	0.75%
ICON Risk-Managed Balanced Fund	0.75%

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on assets over $5 billion.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2016.

As discussed in each Fund Summary, ICON Advisers has contractually agreed to waive expenses for certain funds/classes. As of September 30, 2016, the following amounts were still available for recoupment by ICON Advisers based on their potential expiration dates:

Fund	Expires 2017	Expires 2018	Expires 2019
ICON Bond Fund	$136,560	$180,067	$180,193
ICON Equity Income Fund	34,431	31,087	35,317
ICON Fund	5,855	6,855	28,516
ICON Long/Short Fund	46,283	50,987	80,331
ICON Opportunities Fund	22,580	8,824	3,029
ICON Risk-Managed Balanced Fund	27,233	61,973	44,620

Portfolio Managers

The Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure
ICON Bond Fund	Zach Jonson and	Since January 2011
	Jerry Paul	Since July 2013
ICON Equity Income Fund	Derek Rollingson	Since October 2002
ICON Fund	Craig Callahan	Since January 2011
ICON Long/Short Fund	Craig Callahan	Since January 2011
ICON Opportunities	Craig Callahan	Since September 2012
ICON Risk-Managed Balanced Fund	Jerry Paul and	Since March 2014
	Zach Jonson	Since January 2013

30	THE FUNDS’ INVESTMENT MANAGER

Craig Callahan is the company Founder, Chief Executive Officer, President and Chairman of the Investment Committee of ICON Advisers, Inc. Mr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds the FINRA Series 7, 24, 63, 65, and 66 registrations.

Zach Jonson, CFA, joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. In 2012, Mr. Jonson was appointed the Director of Fund Management. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver. He holds the FINRA Series 7 and 63 registrations.

Donovan “Jerry” Paul, CFA, joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is a Senior Vice President of Fixed Income. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011) and Senior Vice President Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa. He holds the FINRA Series 7 and 63 registrations.

Derek Rollingson joined ICON in 2000 as a junior member of the Investment Committee and subsequently became a senior member. In 2003, he was promoted to Portfolio Manager. Mr. Rollingson is a Senior Vice President of Investment Management. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000. He holds a bachelor’s degree in Business Management Finance and Minor in Statistics from Brigham Young University and has an MSF from the University of Denver. He holds the FINRA Series 7, 63 and 66 registrations.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee members and their personal ownership in the ICON Funds.

Investment Committee Members

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the industries and securities within the sector.

In addition to the Portfolio Managers, the ICON Investment Committee includes the following members:

Scott Snyder, CFA, joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University and his MBA from the University of Denver. He holds the FINRA Series 7 and 63 registrations.

Rob Young, CFA, joined ICON in 2015 as a Research Analyst. Mr. Young was promoted to a Portfolio Manager in January 2017. From 2013-2015, he was a VP of Equity Institutional Sales at DA Davidson. Previously, he was a Senior Equity Analyst at Wm Smith and Co from 2007-2013. Mr. Young received his Bachelor of Science degree in Finance, along with his MBA from the University of Denver. He holds the FINRA Series 7, 63, 68 and 87 registrations.

THE FUNDS’ INVESTMENT MANAGER	31

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV per share of each share class is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally valued at 4:15 p.m. Eastern time each day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price. The market value of options is determined based upon their closing mid-price on the market with the most volume. If market prices are not readily available or are unreliable, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, except in extraordinary events, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

32	YOUR SHARE PRICE

ABOUT YOUR INVESTMENT

INVESTING IN THE ICON FUNDS

Policy Regarding Excessive Short-Term Trading and Market Timing

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•	Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

•	Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to trade the Funds excessively in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:

•	Shareholder trade activity monitoring;

•	Trading guidelines; and

•	Specific use of fair value pricing, including daily fair value for securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the

INVESTING IN THE ICON FUNDS	33

intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON’s short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds’ Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

34	INVESTING IN THE ICON FUNDS

ABOUT YOUR INVESTMENT

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

Classes of Shares

Each Fund, other than ICON Opportunities Fund, which is a single class Fund open to all investors, currently offers three classes of shares: Class A, Class C and Class S.

Class S shares of the Funds are offered, generally, to individual investors, institutional investors, platform sales and affiliates of or directly through ICON and can also be purchased by:

•	A bank, trust company or other type of depository institution;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare, or other employee benefit plans (“Eligible Benefit Plan”).

•	Shares purchased by investment representatives through fee-based investment products or accounts.

ICON Advisers reserves the right, in its sole discretion, to reimburse certain expenses of Class S shareholders who have or make a significant investment in the Funds. The reimbursement will not be paid by the Funds. An individual investor transacting in Class S shares on a brokerage platform may be required to pay a commission to a broker. ICON reserves the right to change or waive the investment criteria for Class S shares.

Using a Financial Intermediary

Class A shares must be purchased by or through a financial intermediary. If you purchase shares through a financial adviser or broker, they may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully. As a result of the merger of Class I with and into Class A, if you owned Class I shares of a particular Fund prior to January 23, 2012, you may continue to purchase Class A shares of that particular Fund directly with ICON. The investor will be required to provide current broker/dealer information upon purchase.

Please refer to Appendix A for additional waiver disclosures.

Sales Charges

The following describes the sales charges and fees you will pay as an investor in Class A and Class C shares offered by the ICON Funds:

Class A

Class A shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge for each Fund, except the ICON Bond Fund, is as follows:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Dealer Commission as a % of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million and above	0.00%	0.00%	1.00%	*

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS	35

The current sales charge for the ICON Bond Fund is as follows:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Dealer Commission as a % of Offering Price
Less than $25,000	4.75%	4.99%	4.00%
$25,000 but less than $50,000	4.50%	4.71%	3.75%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.25%	3.36%	2.50%
$500,000 but less than $750,000	2.75%	2.83%	2.00%
$750,000 but less than $1 million	2.25%	2.30%	1.50%
$1 million to $4 million	0.00%	0.00%	0.85%	*
$4 million to $10 million	0.00%	0.00%	0.50%	*
$10 million and above	0.00%	0.00%	0.25%	*

*	If you invest $1,000,000 or more in Class A Shares, you will not pay an initial sales charge. In that case, ICON Distributors compensates the financial intermediary from its own resources. See the SAI for details. However, if you redeem these shares within one year after purchase, you may be charged a contingent deferred sales charge of 1.00% (0.85% in the case of ICON Bond Fund). Such contingent deferred sales charges may be waived. See below for further details.

The sales charge, expressed as a percentage of the offering price of your investment, may be higher or lower than the percentages described in the table due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1.00% (0.85% in the case of ICON Bond Fund) charge, described below, due to rounding. Except as provided under “Contingent Deferred Sales Charge Waivers” below, investments in Class A shares of $1 million or more may be subject to a 1.00% (0.85% in the case of ICON Bond Fund) contingent deferred sales charge if shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost of shares being sold.

There are several ways to reduce or eliminate your sales charges.

Contact your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform your investment professional of the existence of other accounts, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records to your investment professional or any other financial intermediary regarding shares of ICON Funds held in all accounts by you and/or members of your immediate family.

Purchases Not Subject to Sales Charges on Class A Shares

The following purchases may not be subject to any initial or contingent deferred sales charges, if the Funds are notified of the nature of the investment:

•

shareholders of Class I shares prior to January 23, 2012 that continue to purchase Class A shares of that particular Fund at NAV directly with ICON. The investor will be required to provide current broker/dealer information upon purchase.

•	shares purchased by investment representatives through fee-based investment products or accounts or by investors through an Eligible Benefit Plan.

•

shares purchased through financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

•	other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare or other employee benefit plans.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

36	CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

The Distributor may pay dealers up to 1% on investments made in Class A with no initial sales charge.

The Funds may reimburse the Distributor for these payments through the Funds’ distribution plan.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell the Funds and employees of ICON Advisers and affiliates. Please see the SAI for more information.

Initial Sales Charge Reductions on Class A Shares

You may qualify for reduced initial sales charges under the privileges set forth below. You may combine your Class A investments with the Class A investments of your spouse, children under the age of 21 and grandchildren under the age of 21 (“family members”) to qualify for such privileges.

•

Letter of Intent.  You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. At your request, purchases made during the previous 90 days may be included in calculating this amount. Generally, 5% of shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges. Appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases.

•	Concurrent Purchases. You may combine simultaneous purchases of Class A shares of two or more ICON Funds to qualify for reduced sales charges.

•

Rights of Accumulation.  When the value of Class A shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added Class A investment will qualify for the reduced sales charge. To determine whether the sales charge reduction applies, the value of the Class A shares you already own will be calculated by using the higher of the current value or the original investment amount less any withdrawals. If you make a gift of shares, upon your request, you may purchase the Class A shares at the sales charge reduction allowed under rights of accumulation. Only Class A share balances currently held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Class A shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of ICON Funds Class A share investments held by the members of your immediate family including the value of ICON Funds Class A share investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such Class A balances also currently held in an account through a financial services firm through whom you are making your current purchase. However, the value of ICON Funds Class A investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

•

Aggregating Accounts.  Class A share investments made by you and your family members may be aggregated to receive a reduced sales charge if made for your own account(s) and/or certain other accounts, such as

•

trust accounts established by the above individuals (however if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts or the primary beneficiary of the trust);

•	solely controlled business accounts;

•	single participant plans

Repurchasing Fund Class A Shares

You may apply proceeds from redeeming Class A shares of the Funds to repurchase Class A shares of any ICON Funds without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify ICON Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 90 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of repurchase.

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS	37

Class C

Sales Charges (Load)	No front-end sales charge. A contingent deferred sales charge (CDSC) of 1.00% may be imposed on shares redeemed within one year after purchase. The contingent deferred sales charge is based on the original purchase cost.

There is no CDSC on reinvested dividends or distributions. If you sell some but not all of your Class C shares, any shares not subject to the CDSC (i.e., shares purchased through reinvested dividends) will be redeemed first.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

•

Permitted exchanges of Class A for a Class A share or Class C for a Class C share, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Tax-free returns of excess contributions to IRAs;

•	Redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

•	Redemptions from individual employee benefit plan participants provided that the employee benefit plan does not redeem;

The contingent deferred sales charge on Class A shares may also be waived in the following cases:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70  1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•	Redemptions through a systematic withdrawal plan (including any dividends and/or capital gain distributions taken in cash).

The contingent deferred sales charge on Class C shares may be waived in the following types of transactions:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70  1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•	if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

You may obtain more information about sales charge reductions and waivers by going to www.iconfunds.com from the Statement of Additional Information or your financial adviser.

You may be able to exchange your shares to a different share class of the same Fund if it has a lower expense ratio provided certain conditions are met. This exchange feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Distributor specific for this purpose. In such an instance, your shares may be exchanged under certain circumstances. Class C shares may not be eligible for exchange until the CDSC period has expired; please contact your financial intermediary regarding the tax consequences of any exchange and for additional information and restrictions. Not all share classes are available through all intermediaries.

Rule 12b-1 Fees

The Funds, other than the ICON Opportunities Fund, have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Class A and Class C shares and for other shareholder services. Because the fees are paid out of a class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

•	placing your orders;

38	CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

•	providing investment advice, research and other advisory services;

•	handling correspondence for individual accounts; and

•	issuing shareholder statements and reports.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

ALPS Fund Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS	39

ABOUT YOUR INVESTMENT

OPENING AN ACCOUNT

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute a specified amount annually.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) generally retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

40	OPENING AN ACCOUNT

Each year you will be charged a $10 custodial fee per Social Security number for any IRA and Coverdell accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

403(b) Accounts

403(b) accounts must be purchased through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax rules and consequences of any investment option and account type.

Please be advised that under the laws of certain states, your property may be transferred (escheated) to the state if no activity occurs in your account for a period specified by state law.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•	$1,000 minimum per Fund

•	No minimum if you begin an Automatic Investment Plan

Class S shares may require a separate application and have different investment procedures. For significant investments, contact ICON at 1-800-828-4881.

Minimum Additional Investments

•	In general, $100 per Fund for additional investments

•	In general, $100 per Fund for Automatic Investment Plan payments

OPENING AN ACCOUNT	41

ABOUT YOUR INVESTMENT

DOING BUSINESS WITH THE ICON FUNDS

To purchase Class A shares, your purchase must be made through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

How to Open an Account
By Phone 1-800-764-0442

If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail ICON Funds P.O. Box 1920 Denver, CO 80201 Overnight: ICON Funds 1290 Broadway, Suite 1100 Denver, CO 80203

Complete the proper application which you request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or other cash equivalents. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Wire Colorado State Bank and Trust ABA 102000607 ICON Operating 8095353535 Credit: Shareholder name and account number	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through Our Website www.iconfunds.com	You may establish an account by visiting the Funds’ website. Or you can download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans	Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

42	DOING BUSINESS WITH THE ICON FUNDS

How to Add to an Account	How to Redeem Shares	How to Exchange Shares
Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.	Minimum redemption — $100. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed by phone is $50,000 per social security number per day. There is no limit on the amount redeemed and no signature guarantee required with a written request to send the proceeds to the address or bank of record.	If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Funds do not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

	In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds to the address or bank of record. A Medallion Signature Guarantee is required for transactions if sent to a different address or bank account of record.	In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to: Colorado State Bank and Trust ABA 102000607 ICON Operating 8095353535 Credit: Shareholder name and account number	Monies are usually received the business day after you sell. The Funds do not charge a fee for redemption proceeds by wire.	Not applicable.

You can make electronic purchases directly from a checking or savings account via the Funds’ website www.iconfunds.com.	You may request a redemption via the Funds’ website www.iconfunds.com. We can send proceeds to the address or bank of record. A Medallion Signature Guarantee is required for transactions sent to a different address or bank account of record.	You may request an exchange via the Funds’ website www.iconfunds.com.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.	Systematic Withdrawal Plan permits you to receive a fixed sum on a periodic basis. Payments may be sent electronically to your bank of record or to you in check form.	Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

DOING BUSINESS WITH THE ICON FUNDS	43

ABOUT YOUR INVESTMENT

REDEEMING SHARES

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Medallion Signature Guarantee

In an effort to protect your account, we generally require a signature guarantee by an eligible signature guarantor if you request:

•	to change account ownership

•	a redemption check made payable to anyone other than the shareholder(s) of record

•	a redemption check or wire sent to an address or bank other than the address or bank of record

•	an electronic funds transfer or wire sent to a bank account of record that has been changed within 15 days of request

•	a redemption check mailed to an address of record that has been changed within 15 days of your request

We will accept a guarantee of your signature by a number of different types of financial institutions. Call us for additional information. Some institutions have transaction maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

We can deliver redemption proceeds to you:

44	REDEEMING SHARES

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Medallion Signature Guarantee, above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

Proceeds are usually received the business day after the date you sell. The Funds do not charge a fee for redemptions by wire.

By Electronic Funds Transfer

Electronic Funds Transfers are sent to the bank account of record. If you request that an electronic funds transfer be sent to another bank account, we require a signature guarantee (see Medallion Signature Guarantee, above). Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

By Overnight Delivery

Unless otherwise specified, if you want your money mailed to you on an expedited basis, an overnight mailing charge of $22 will be deducted from your redemption proceeds.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

REDEEMING SHARES	45

ABOUT YOUR INVESTMENT

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will be accepted only if accompanied by a permanent street address. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Funds accept investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements.

You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

New purchases will not be allowed on shareholder accounts that have been coded with a “stop mail” flag due to previously returned mail.

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds, or one of its service providers or intermediaries may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•	requiring personal identification prior to acting upon instructions

•	providing written confirmation of such transactions

•	recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption

46	TRANSACTION POLICIES

proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the ICON Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transferred assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee of $25 for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Taxpayer Identification Number

If you do not provide your Social Security or taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the investor’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days’ written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•	reject any investment or exchange

•	cancel any purchase due to nonpayment or insufficient investor information

•	modify the conditions of purchase or sale at any time

•	waive or lower investment minimums or requirements

•	limit the amount that may be purchased

•	close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•	suspend the offering of shares

TRANSACTION POLICIES	47

ABOUT YOUR INVESTMENT

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•	By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	ICON Funds Website: By visiting www.iconfunds.com, you can view the latest Fund performance returns, daily prices, news articles, and much more 24 hours a day.

48	FOR MORE INFORMATION ABOUT YOUR ACCOUNT

ABOUT YOUR INVESTMENT

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form or login to your account via the Funds’ website www.iconfunds.com to perform the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are automated Clearing House members may be used for Electronic Funds Transfer transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after banking instructions are added to an account for Electronic Funds Transfer to be available.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a periodic basis. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Funds’ costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

ESTABLISHING ADDITIONAL SERVICES	49

DIVIDENDS AND OTHER DISTRIBUTIONS

The ICON Fund, ICON Long/Short Fund and the ICON Opportunities Fund intend to distribute all or a portion of net investment income and net capital gains, if any, on an annual basis generally each December. The ICON Equity Income Fund and the ICON Risk-Managed Balanced Fund intend to distribute all or a portion of net investment income, if any, at least quarterly every March, June, September, and December, and to distribute all or a portion of net capital gains, if any, generally each December. The ICON Bond Fund intends to distribute all or a portion of net investment income on a monthly basis and to distribute all or a portion of net capital gains, if any, generally each December. From time to time, the Funds may make additional distributions.

If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends. You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

50	DIVIDENDS AND OTHER DISTRIBUTIONS

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the American Taxpayer Relief Act of 2012, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses (including losses carried forward from prior years), a Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The American Taxpayer Relief Act of 2012 may reduce the rate applicable to long-term capital gains through at least 2013. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

TAXES	51

APPENDIX A

Merrill Lynch Sales Waiver Information

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
[Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time] (if applicable)

52	APPENDIX A

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or the period of Fund’s operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund’s shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by Cohen & Company, Ltd. (“Cohen”). Cohen’s report and the Funds’ financial statements are included in the Funds’ 2016 Annual Report, which is available upon request and at www.iconfunds.com.

FINANCIAL HIGHLIGHTS	53

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.20	$9.90	$9.89	$10.51	$10.11

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.34	0.41	0.43 (c)	0.24	0.38
Net realized and unrealized gains/(losses) on investments	0.34	(0.44)	0.15	(0.32)	0.59
Total from investment operations	0.68	(0.03)	0.58	(0.08)	0.97

Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.51)	(0.44)	(0.24)	(0.40)
Distributions from net realized gains	—	(0.13)	(0.13)	(0.30)	(0.17)
Return of capital	—	(0.03)	—	—	—
Total dividends and distributions	(0.33)	(0.67)	(0.57)	(0.54)	(0.57)

Net asset value, end of period	$9.55	$9.20	$9.90	$9.89	$10.51

Total Return	7.54%	(0.28)%	6.01%	(0.84)%	9.93%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$76,656	$73,152	$87,675	$88,313	$81,381

Ratio of expenses to average net assets
Before expense limitation	0.93%	0.91%	0.86%	0.89%	0.88%
After expense limitation/ recoupment (d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.43%	4.10%	4.22%	2.19%	3.46%
After expense limitation/ recoupment	3.61%	4.26%	4.33% (c)	2.33%	3.59%
Portfolio turnover rate	141%	153%	176%	97%	51%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)

Investment income per share of Class S reflects a large, non-recurring dividend which amounted to $0.07 per share. Excluding this non-recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 3.59% for Class S.

(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

54	www.iconfunds.com

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.24	$9.94	$9.93	$10.55	$10.15

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.26	0.32	0.34 (b)	0.15	0.31
Net realized and unrealized gains/(losses) on investments	0.34	(0.43)	0.15	(0.32)	0.57
Total from investment operations	0.60	(0.11)	0.49	(0.17)	0.88

Less dividends and distributions:
Dividends from net investment income	(0.26)	(0.43)	(0.35)	(0.15)	(0.31)
Distributions from net realized gains	—	(0.13)	(0.13)	(0.30)	(0.17)
Return of capital	—	(0.03)	—	—	—
Total dividends and distributions	(0.26)	(0.59)	(0.48)	(0.45)	(0.48)

Net asset value, end of period	$9.58	$9.24	$9.94	$9.93	$10.55

Total Return(c)	6.59%	(1.10)%	5.10%	(1.66)%	8.98%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,590	$4,142	$2,879	$3,008	$3,772

Ratio of expenses to average net assets
Before expense limitation	2.10%	2.19%	2.27%	2.06%	2.28%
After expense limitation/ recoupment (d)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.28%	2.76%	2.75%	1.02%	2.35%
After expense limitation/ recoupment	2.78%	3.35%	3.42% (b)	1.48%	3.03%
Portfolio turnover rate	141%	153%	176%	97%	51%

(a)	Calculated using the average shares method.
(b)

Investment income per share of Class C reflects a large, non-recurring dividend which amounted to $0.06 per share. Excluding this non-recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 2.84% for Class C.

(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	55

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.17	$9.86	$9.89	$10.51	$10.11

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.31	0.36	0.43 (c)	0.21	0.36
Net realized and unrealized gains/(losses) on investments	0.34	(0.41)	0.12	(0.32)	0.58
Total from investment operations	0.65	(0.05)	0.55	(0.11)	0.94

Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.48)	(0.45)	(0.21)	(0.37)
Distributions from net realized gains	—	(0.13)	(0.13)	(0.30)	(0.17)
Return of capital	—	(0.03)	—	—	—
Total dividends and distributions	(0.31)	(0.64)	(0.58)	(0.51)	(0.54)

Net asset value, end of period	$9.51	$9.17	$9.86	$9.89	$10.51

Total Return(d)	7.25%	(0.44)%	5.77%	(1.08)%	9.66%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,100	$7,838	$4,278	$6,792	$7,515

Ratio of expenses to average net assets
Before expense limitation	1.38%	1.36%	1.44%	1.34%	1.31%
After expense limitation/ recoupment (e)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.98%	3.50%	3.84%	1.71%	3.13%
After expense limitation/recoupment	3.36%	3.86%	4.28% (c)	2.06%	3.44%
Portfolio turnover rate	141%	153%	176%	97%	51%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)

Investment income per share of Class A reflects a large, non-recurring dividend which amounted to $0.08 per share. Excluding this non-recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 3.55% for Class A.

(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

56	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.36	$14.87	$13.80	$12.18	$10.21

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.60	0.56	0.52	0.47	0.43
Net realized and unrealized gains/(losses) on investments	1.27	(0.56)	1.04	1.65	2.03
Total from investment operations	1.87	(0.00) (c)	1.56	2.12	2.46

Less dividends and distributions:
Dividends from net investment income	(0.61)	(0.51)	(0.49)	(0.50)	(0.49)
Total dividends and distributions	(0.61)	(0.51)	(0.49)	(0.50)	(0.49)

Net asset value, end of period	$15.62	$14.36	$14.87	$13.80	$12.18

Total Return	13.30%	(0.17)%	11.36%	17.76%	24.43%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,868	$22,779	$8,022	$5,116	$7,123

Ratio of expenses to average net assets
Before expense limitation	1.24%	1.25%	1.38%	1.53%	1.47%
After expense limitation/recoupment (d)	1.20%	1.20%	1.20%	1.21%	1.21%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.91%	3.52%	3.36%	3.28%	3.31%
After expense limitation/recoupment	3.95%	3.57%	3.54%	3.60%	3.57%
Portfolio turnover rate	145%	174%	148%	163%	122%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	Amount less than $(0.005).
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	57

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.45	$14.96	$13.88	$12.25	$10.16

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.45	0.40	0.36	0.35	0.29
Net realized and unrealized gains/(losses) on investments	1.28	(0.56)	1.06	1.65	2.06
Total from investment operations	1.73	(0.16)	1.42	2.00	2.35

Less dividends and distributions:
Dividends from net investment income	(0.42)	(0.35)	(0.34)	(0.37)	(0.26)
Total dividends and distributions	(0.42)	(0.35)	(0.34)	(0.37)	(0.26)

Net asset value, end of period	$15.76	$14.45	$14.96	$13.88	$12.25

Total Return(b)	12.15%	(1.16)%	10.26%	16.58%	23.31%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,532	$6,825	$5,481	$5,423	$5,146

Ratio of expenses to average net assets
Before expense limitation	2.34%	2.34%	2.45%	2.42%	2.62%
After expense limitation/ recoupment (c)	2.20%	2.20%	2.20%	2.21%	2.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.80%	2.40%	2.21%	2.49%	2.09%
After expense limitation/recoupment	2.94%	2.54%	2.46%	2.70%	2.51%
Portfolio turnover rate	145%	174%	148%	163%	122%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

58	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.29	$14.79	$13.73	$12.12	$10.15

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.56	0.50	0.47	0.45	0.39
Net realized and unrealized gains/(losses) on investments	1.26	(0.53)	1.04	1.63	2.03
Total from investment operations	1.82	(0.03)	1.51	2.08	2.42

Less dividends and distributions:
Dividends from net investment income	(0.53)	(0.47)	(0.45)	(0.47)	(0.45)
Total dividends and distributions	(0.53)	(0.47)	(0.45)	(0.47)	(0.45)

Net asset value, end of period	$15.58	$14.29	$14.79	$13.73	$12.12

Total Return(c)	12.97%	(0.38)%	11.07%	17.49%	24.10%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,775	$13,039	$13,847	$12,798	$10,758

Ratio of expenses to average net assets
Before expense limitation	1.54%	1.52%	1.59%	1.68%	1.69%
After expense limitation/ recoupment (d)	1.45%	1.45%	1.45%	1.46%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.64%	3.14%	3.08%	3.24%	3.11%
After expense limitation/recoupment	3.73%	3.21%	3.22%	3.45%	3.35%
Portfolio turnover rate	145%	174%	148%	163%	122%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	59

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$13.83	$14.52	$14.00	$11.34	$8.82

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	(0.02)	0.00 (c)	0.07	0.07
Net realized and unrealized gains/(losses) on investments	0.20	(0.67)	0.52	2.66	2.45
Total from investment operations	0.25	(0.69)	0.52	2.73	2.52

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.07)	—
Total dividends and distributions	—	—	—	(0.07)	—

Net asset value, end of period	$14.08	$13.83	$14.52	$14.00	$11.34

Total Return	1.81%	(4.75)%	3.71%	24.27%	28.57%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$28,897	$33,695	$41,577	$6,986	$22,952

Ratio of expenses to average net assets
Before expense limitation	1.12%	1.09%	1.10%	1.23%	1.18%
After expense limitation/ recoupment (d)	1.12%	1.09%	1.10%	1.23%	1.18%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.39%	(0.11)%	0.02%	0.59%	0.61%
After expense limitation/recoupment	0.39%	(0.11)%	0.02%	0.59%	0.61%
Portfolio turnover rate	31%	54%	65%	33%	24%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

60	www.iconfunds.com

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$12.38	$13.15	$12.82	$10.42	$8.17

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.09) (b)	(0.18)	(0.14)	(0.07)	(0.04)
Net realized and unrealized gains/(losses) on investments	0.17	(0.59)	0.47	2.47	2.29
Total from investment operations	0.08	(0.77)	0.33	2.40	2.25

Net asset value, end of period	$12.46	$12.38	$13.15	$12.82	$10.42

Total Return(c)	0.65%	(5.86)%	2.57%	23.03%	27.54%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,520	$13,745	$17,050	$18,848	$18,378

Ratio of expenses to average net assets
Before expense limitation	2.41%	2.27%	2.26%	2.32%	2.35%
After expense limitation/ recoupment (d)	2.26%	2.25%	2.25%	2.26%	2.28%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.90)%	(1.29)%	(1.09)%	(0.64)%	(0.48)%
After expense limitation/recoupment	(0.75)%	(1.27)%	(1.08)%	(0.58)%	(0.41)%
Portfolio turnover rate	31%	54%	65%	33%	24%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	61

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$13.13	$13.84	$13.39	$10.85	$8.46

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.00 (c)	(0.08)	(0.05)	0.02	0.03
Net realized and unrealized gains/(losses) on investments	0.18	(0.63)	0.50	2.56	2.36
Total from investment operations	0.18	(0.71)	0.45	2.58	2.39

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Total dividends and distributions	—	—	—	(0.04)	—

Net asset value, end of period	$13.31	$13.13	$13.84	$13.39	$10.85

Total Return(d)	1.37%	(5.13)%	3.36%	23.90%	28.25%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,490	$6,994	$8,076	$10,000	$12,401

Ratio of expenses to average net assets
Before expense limitation	1.67%	1.55%	1.56%	1.58%	1.54%
After expense limitation/ recoupment (e)	1.51%	1.50%	1.50%	1.51%	1.54%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.16)%	(0.57)%	(0.38)%	0.12%	0.27%
After expense limitation/recoupment	0.00% (f)	(0.52)%	(0.32)%	0.19%	0.27%
Portfolio turnover rate	31%	54%	65%	33%	24%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Less than 0.005% of average net assets.

62	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$18.39	$18.41	$17.48	$14.56	$11.61

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.04 (c)	(0.09)	(0.06)	0.01	0.02
Net realized and unrealized gains/(losses) on investments	0.27	0.07	0.99	2.91	2.93
Total from investment operations	0.31	(0.02)	0.93	2.92	2.95

Net asset value, end of period	$18.70	$18.39	$18.41	$17.48	$14.56

Total Return	1.69%	(0.11)%	5.32%	20.05%	25.41%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,114	$17,196	$16,465	$4,774	$3,471

Ratio of expenses to average net assets
Before expense limitation	1.63%	1.37%	1.45%	1.53%	2.18%
After expense limitation/ recoupment (d)	1.28%	1.28%	1.32%	1.32%	1.35%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.11)%	(0.52)%	(0.47)%	(0.14)%	(0.70)%
After expense limitation/recoupment	0.24%	(0.43)%	(0.34)%	0.07%	0.13%
Portfolio turnover rate	20%	74%	65%	33%	54%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

Annual Report | September 30, 2016	63

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$16.54	$16.74	$16.05	$13.52	$10.89

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.13)	(0.27)	(0.24)	(0.14)	(0.11)
Net realized and unrealized gains/(losses) on investments	0.24	0.07	0.93	2.67	2.74
Total from investment operations	0.11	(0.20)	0.69	2.53	2.63

Net asset value, end of period	$16.65	$16.54	$16.74	$16.05	$13.52

Total Return(b)	0.67%	(1.19)%	4.30%	18.71%	24.15%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,211	$6,300	$6,932	$6,108	$6,004

Ratio of expenses to average net assets
Before expense limitation	2.76%	2.53%	2.57%	2.62%	2.95%
After expense limitation/ recoupment (c)	2.33%	2.33%	2.38%	2.37%	2.41%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.21)%	(1.68)%	(1.58)%	(1.21)%	(1.44)%
After expense limitation/recoupment	(0.78)%	(1.48)%	(1.39)%	(0.96)%	(0.90)%
Portfolio turnover rate	20%	74%	65%	33%	54%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

64	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$17.91	$17.99	$17.13	$14.31	$11.44

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.01)	(0.15)	(0.12)	(0.02)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.26	0.07	0.98	2.84	2.89
Total from investment operations	0.25	(0.08)	0.86	2.82	2.87

Net asset value, end of period	$18.16	$17.91	$17.99	$17.13	$14.31

Total Return(c)	1.40%	(0.44)%	5.02%	19.71%	25.09%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,316	$9,186	$11,160	$8,813	$15,687

Ratio of expenses to average net assets
Before expense limitation	1.95%	1.73%	1.81%	1.91%	2.09%
After expense limitation/ recoupment (d)	1.58%	1.58%	1.63%	1.61%	1.65%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.40)%	(0.89)%	(0.82)%	(0.45)%	(0.58)%
After expense limitation/recoupment	(0.03)%	(0.74)%	(0.64)%	(0.16)%	(0.14)%
Portfolio turnover rate	20%	74%	65%	33%	54%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

Annual Report | September 30, 2016	65

ICON Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013 (a)
Net asset value, beginning of period	$13.32	$13.04	$13.02	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.03)	(0.09)	(0.12)	(0.01)
Net realized and unrealized gains/(losses) on investments	1.46	0.58	0.41 (c)	3.03
Total from investment operations	1.43	0.49	0.29	3.02

Less dividends and distributions:
Distributions from net realized gains	(0.01)	(0.21)	(0.27)	—
Total dividends and distributions	(0.01)	(0.21)	(0.27)	—

Net asset value, end of period	$14.74	$13.32	$13.04	$13.02

Total Return	10.76%	3.75%	2.19%	30.20%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,059	$11,047	$12,133	$442

Ratio of expenses to average net assets
Before expense limitation	1.53%	1.58%	2.44%	12.47%
After expense limitation/ recoupment (d)	1.51%	1.50%	1.50%	1.52%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.27)%	(0.72)%	(1.81)%	(11.02)%
After expense limitation/recoupment	(0.25)%	(0.65)%	(0.87)%	(0.07)%
Portfolio turnover rate	95%	76%	46%	52%

(a)	Commenced operations on October 1, 2012.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

66	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.02	$13.98	$13.40	$12.32	$10.88

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.19	0.18	0.24	0.24	0.15
Net realized and unrealized gains/(losses) on investments	0.42	0.01	0.56	1.04	1.44
Total from investment operations	0.61	0.19	0.80	1.28	1.59

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.22)	(0.20)	(0.15)
Total dividends and distributions	(0.17)	(0.15)	(0.22)	(0.20)	(0.15)

Net asset value, end of period	$14.46	$14.02	$13.98	$13.40	$12.32

Total Return	4.39%	1.35%	6.02%	10.51%	14.65%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$20,087	$26,677	$20,071	$43,350	$6,692

Ratio of expenses to average net assets
Before expense limitation	1.27%	1.34%	1.22%	1.43%	1.80%
After expense limitation/ recoupment (c)	1.20%	1.20%	1.20%	1.21%	1.24%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.27%	1.09%	1.72%	1.65%	0.69%
After expense limitation/recoupment	1.34%	1.23%	1.74%	1.87%	1.25%
Portfolio turnover rate	109%	119%	137%	98%	71%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	67

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$12.89	$12.90	$12.39	$11.41	$10.09

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.04	0.03	0.09	0.09	0.02
Net realized and unrealized gains/(losses) on investments	0.39	0.01	0.54	0.98	1.34
Total from investment operations	0.43	0.04	0.63	1.07	1.36

Less dividends and distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.12)	(0.09)	(0.04)
Total dividends and distributions	(0.05)	(0.05)	(0.12)	(0.09)	(0.04)

Net asset value, end of period	$13.27	$12.89	$12.90	$12.39	$11.41

Total Return(b)	3.35%	0.31%	5.06%	9.45%	13.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,151	$13,061	$9,469	$5,667	$2,243

Ratio of expenses to average net assets
Before expense limitation	2.29%	2.38%	2.33%	2.72%	3.25%
After expense limitation/ recoupment (c)	2.20%	2.20%	2.20%	2.22%	2.23%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.24%	0.06%	0.61%	0.22%	(0.79)%
After expense limitation/recoupment	0.33%	0.24%	0.74%	0.72%	0.23%
Portfolio turnover rate	109%	119%	137%	98%	71%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

68	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$13.68	$13.69	$13.12	$12.06	$10.66

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.15	0.14	0.20	0.18	0.11
Net realized and unrealized gains/(losses) on investments	0.42	0.00 (c)	0.57	1.05	1.41
Total from investment operations	0.57	0.14	0.77	1.23	1.52

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.20)	(0.17)	(0.12)
Total dividends and distributions	(0.14)	(0.15)	(0.20)	(0.17)	(0.12)

Net asset value, end of period	$14.11	$13.68	$13.69	$13.12	$12.06

Total Return(d)	4.18%	1.00%	5.88%	10.28%	14.28%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,095	$8,446	$7,014	$7,819	$4,045

Ratio of expenses to average net assets
Before expense limitation	1.60%	1.70%	1.65%	2.12%	2.16%
After expense limitation/recoupment (e)	1.45%	1.45%	1.45%	1.47%	1.48%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.93%	0.71%	1.29%	0.81%	0.28%
After expense limitation/recoupment	1.08%	0.96%	1.49%	1.46%	0.96%
Portfolio turnover rate	109%	119%	137%	98%	71%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	69

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  income and transaction history

∎  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

70	FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

∎  open an account or enter into an investment advisory contract

∎  provide account information or give us your contact information

∎  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

∎  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ ICON doesn’t jointly market

FUNDS PRIVACY INFORMATION	71

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds’ Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds’ Annual and Semiannual Reports contain the Funds’ financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442
By Mail:	ICON Funds: P.O. Box 1920, Denver, CO 80201
In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111
By E-mail:	info@iconadvisers.com
On the Internet:	ICON Funds website: www.iconfunds.com
EDGAR database on the SEC site: www.sec.gov
By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):
E-mail the Securities and Exchange Commission at publicinfo@sec.gov
SEC’s Public Reference Section; Washington, D.C. 20549-0102
Visit or Write:
Call 1-202-551-8090 for information about the operation of the Public Reference Room

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442    •    WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. 811-7883

PROSPECTUS

ICON SECTOR FUNDS

JANUARY 26, 2017

	CLASS A	CLASS C	CLASS S

ICON CONSUMER DISCRETIONARY FUND	ICCAX	N/A	ICCCX

ICON CONSUMER STAPLES FUND	ICRAX	N/A	ICLEX

ICON ENERGY FUND	ICEAX	ICEEX	ICENX

ICON FINANCIAL FUND	ICFAX	N/A	ICFSX

ICON HEALTHCARE FUND	ICHAX	N/A	ICHCX

ICON INDUSTRIALS FUND	ICIAX	N/A	ICTRX

ICON INFORMATION TECHNOLOGY FUND	ICTTX	N/A	ICTEX

ICON NATURAL RESOURCES FUND	ICBAX	ICBCX	ICBMX

ICON UTILITIES FUND	ICTVX	N/A	ICTUX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete.

Any representation to the contrary is a criminal offense.

1-800-764-0442    •    www.iconfunds.com

FUND SUMMARIES

ICON CONSUMER DISCRETIONARY FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	0.88%		0.42%
Total Annual Fund Operating Expenses	2.13%		1.42%
Expense Reimbursement[1]	(0.14)%		0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement[1]	1.99%		1.42%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.99% and Class S of 1.74%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$765	$1,191	$1,641	$2,882
Class S	$145	$449	$776	$1,700

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its whole portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Discretionary sector (as determined by the Global Industry Classification Standard) including, but not limited to: Advertising, Apparel & Accessories & Luxury Goods, Apparel Retail, Auto Parts & Equipment, Automobile Manufacturers, Automotive Retail, Broadcasting, Cable & Satellite,

2	FUND SUMMARIES — CONSUMER DISCRETIONARY FUND

Casinos & Gaming, Computer & Electronics Retail, Consumer Electronics, Department Stores, Distributors, Education Services, Footwear, General Merchandise Stores, Home Furnishing Retail, Home Furnishings, Home Improvement Retail, Homebuilding, Hotels, Resorts & Cruise Lines, Household Appliances, Housewares & Specialties, Internet & Direct Marketing Retail, Leisure Facilities, Leisure Products, Motorcycle Manufacturers, Movies & Entertainment, Publishing, Restaurants, Specialized Consumer Services, Specialty Stores, Textiles and Tires & Rubber. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Consumer Discretionary sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competition may impact the performance of the Fund.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value is not realized by the market.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

FUND SUMMARIES — CONSUMER DISCRETIONARY FUND	3

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q3 2009 21.53%        Worst Quarter: Q4 2008 -30.32%

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Consumer Discretionary Fund Class S	7/9/1997
Return Before Taxes		5.65%	12.87%	6.93%	5.96%
Return After Taxes on Distributions		4.02%	10.96%	5.52%	5.06%
Return After Taxes on Distributions and Sale of Fund Shares		4.05%	9.83%	5.29%	4.78%
S&P 1500 Consumer Discretionary Index (reflects no deduction for fees, expenses, or taxes)		6.66%	17.46%	9.37%	8.67%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.11%
ICON Consumer Discretionary Fund Class A	9/30/2010	-0.96%	10.87%	-	12.38%
S&P 1500 Consumer Discretionary Index (reflects no deduction for fees, expenses, or taxes)		6.66%	17.46%	-	16.94%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Scott Snyder is the Portfolio Manager. Mr. Snyder began managing the Fund in January 2014.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

4	FUND SUMMARIES — CONSUMER DISCRETIONARY FUND

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES — CONSUMER DISCRETIONARY FUND	5

ICON CONSUMER STAPLES FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	0.70%		0.65%
Expense Recoupment[1]	0.02%		0.09%
Total Annual Fund Operating Expenses	1.97%		1.74%
Expense Reimbursement[1]	(0.21)%		(0.23)%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.76%		1.51%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

During the year ended September 30, 2016, ICON Advisers waived $15,106 and $36,544 and recouped $1,288 and $13,867 of Class A and S expenses, respectively. At September 30, 2016, ICON Advisers was waiving expenses for Class A and S.

[2]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$744	$1,138	$1,557	$2,720
Class S	$154	$525	$922	$2,030

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its whole portfolio.

6	FUND SUMMARIES — CONSUMER STAPLES FUND

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Staples sector (as determined by the Global Industry Classification Standard) including, but not limited to: Agricultural Products, Brewers, Distillers & Vintners, Drug Retail, Food Distributors, Food Retail, Household Products, Hypermarkets & Super Centers, Packaged Foods & Meats, Personal Products, Soft Drinks and Tobacco. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Consumer Staples sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund’s performance may be impacted by general economic conditions, consumer confidence, consumer preferences, product cycles, competition, and changes in government regulation.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q2 2009 24.46%        Worst Quarter: Q4 2008 -21.95%

FUND SUMMARIES — CONSUMER STAPLES FUND	7

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Consumer Staples Fund Class S	5/9/1997
Return Before Taxes		5.73%	11.58%	7.00%	8.61%
Return After Taxes on Distributions		1.27%	7.21%	4.29%	6.26%
Return After Taxes on Distributions and Sale of Fund Shares		4.42%	8.53%	5.03%	6.64%
S&P 1500 Consumer Staples Index (reflects no deduction for fees, expenses, or taxes)		5.84%	12.98%	10.32%	8.16%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.59%
ICON Consumer Staples Fund Class A	9/30/2010	-0.56%	9.93%	-	10.76%
S&P 1500 Consumer Staples Index (reflects no deduction for fees, expenses, or taxes)		5.84%	12.98%	-	13.72%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Scott Snyder is the Portfolio Manager. Mr. Snyder began managing the Fund in January 2017.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	FUND SUMMARIES — CONSUMER STAPLES FUND

ICON ENERGY FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.48%		0.49%	0.44%
Total Annual Fund Operating Expenses[1]	1.73%		2.49%	1.44%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75%, Class C of 2.50% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$741	$1,088	$1,459	$2,496
Class C	$352	$775	$1,325	$2,822
Class S	$147	$455	$786	$1,722

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$252	$775	$1,325	$2,822

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its whole portfolio.

FUND SUMMARIES — ENERGY FUND	9

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Energy sector (as determined by the Global Industry Classification Standard) including, but not limited to: Coal & Consumable Fuels, Integrated Oil & Gas, Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, and Oil & Gas Refining & Marketing, Oil & Gas Storage & Transportation. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Energy sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, alternative energy sources, increases in energy efficiencies and global events including instability in the Middle East or the emerging markets war may impact the performance of the Fund.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value is not realized by the market.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

10	FUND SUMMARIES — ENERGY FUND

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q3 2008 24.23%        Worst Quarter: Q3 2008 -27.10%

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Energy Fund Class S	11/5/1997
Return Before Taxes		24.88%	-0.02%	2.29%	8.77%
Return After Taxes on Distributions		24.66%	-1.35%	0.58%	7.55%
Return After Taxes on Distributions and Sale of Fund Shares		14.08%	0.02%	2.18%	7.74%
S&P 1500 Energy Index (reflects no deduction for fees, expenses, or taxes)		27.31%	3.35%	4.10%	7.77%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	6.94%
ICON Energy Fund Class C	9/30/2010	22.62%	-1.07%	-	1.11%
S&P 1500 Energy Index (reflects no deduction for fees, expenses, or taxes)		27.31%	3.35%	-	6.62%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%
ICON Energy Fund Class A	9/30/2010	17.44%	-1.47%	-	0.93%
S&P 1500 Energy Index (reflects no deduction for fees, expenses, or taxes)		27.31%	3.35%	-	6.62%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND SUMMARIES — ENERGY FUND	11

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Derek Rollingson is the Portfolio Manager. He has managed the Fund since May 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	FUND SUMMARIES — ENERGY FUND

ICON FINANCIAL FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	0.87%		0.40%
Acquired Fund Fees and Expenses[1]	0.16%		0.16%
Total Annual Fund Operating Expenses	2.28%		1.56%
Expense Reimbursement[2]	(0.37)%		0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.91%		1.56%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses After Expense Reimbursement differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[2]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$758	$1,213	$1,693	$3,010
Class S	$159	$492	$849	$1,854

FUND SUMMARIES — FINANCIAL FUND	13

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its whole portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Financial sector (as determined by the Global Industry Classification Standard) including, but not limited to: Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Financial Exchanges Data, Insurance Brokers, Investment Banking & Brokerage, Life & Health Insurance, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, interest rate fluctuations, general economic conditions, the availability and cost of capital, changes in consumer and business spending, global instability, changes in market trading patterns or volumes, natural disasters and changes in government regulation and legislation may impact the performance of the Fund.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past

14	FUND SUMMARIES — FINANCIAL FUND

performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q3 2009 30.35%        Worst Quarter: Q4 2008 -32.93%

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Financial Fund Class S	7/1/1997
Return Before Taxes		14.43%	12.99%	-2.44%	4.17%
Return After Taxes on Distributions		13.96%	12.72%	-2.88%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares		8.17%	10.36%	-1.72%	3.13%
S&P 1500 Financials Index (reflects no deduction for fees, expenses, or taxes)		24.28%	19.30%	0.46%	5.18%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.21%
ICON Financial Fund Class A	9/30/2010	7.38%	11.28%	-	7.63%
S&P 1500 Financials Index (reflects no deduction for fees, expenses, or taxes)		24.28%	19.30%	-	14.14%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Derek Rollingson is the Portfolio Manager. He has managed the Fund since January 2003.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND SUMMARIES — FINANCIAL FUND	15

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	FUND SUMMARIES — FINANCIAL FUND

ICON HEALTHCARE FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	0.54%		0.44%
Total Annual Fund Operating Expenses	1.79%		1.44%
Expense Reimbursement[1]	(0.04)%		0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement[1]	1.75%		1.44%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,102	$1,485	$2,553
Class S	$147	$455	$786	$1,722

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its whole portfolio.

Principal Investment Strategies.  The Fund using a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Health Care sector (as determined by the Global Industry Classification Standard) including, but not limited to: Biotechnology, Health Care Distributors, Health Care Equipment, Health Care Facilities, Health Care Services, Health Care Supplies, Health Care Technology, Life Sciences Tools & Services, Managed Health Care, and Pharmaceuticals. This strategy may not be changed unless the Fund shareholders

FUND SUMMARIES — HEALTHCARE FUND	17

are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Health Care sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, competition, patent considerations, regulatory approval of products, and government proposed and adopted regulation may impact the performance of the Fund. Many of these products and services are also subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value is not realized by the market.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past

18	FUND SUMMARIES — HEALTHCARE FUND

performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q1 2013 14.47%        Worst Quarter: Q1 2008 -16.93%

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Healthcare Fund Class S	2/24/1997
Return Before Taxes		1.38%	16.96%	8.29%	10.22%
Return After Taxes on Distributions		1.00%	11.51%	5.53%	7.83%
Return After Taxes on Distributions and Sale of Fund Shares		1.09%	11.90%	5.86%	7.73%
S&P 1500 Health Care Index (reflects no deduction for fees, expenses, or taxes)		-2.05%	17.18%	9.97%	9.04%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.62%
ICON Healthcare Fund Class A	9/30/2010	-4.80%	15.16%	-	14.96%
S&P 1500 Health Care Index (reflects no deduction for fees, expenses, or taxes)		-2.05%	17.18%	-	16.39%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Scott Snyder is the Portfolio Manager. Mr. Snyder has been managing the Fund since January 2013.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND SUMMARIES — HEALTHCARE FUND	19

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	FUND SUMMARIES — HEALTHCARE FUND

ICON INDUSTRIALS FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	1.65%		0.64%
Expense Recoupments[1]	0.06%		0.09%
Total Annual Fund Operating Expenses	2.96%		1.73%
Expense Reimbursement[1,2]	(1.21)%		(0.23)%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.75%		1.50%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

During the year ended September 30, 2016, ICON Advisers waived $9,211 and $35,414 and recouped $450 and $4,772 of Class A and S expenses, respectively. At September 30, 2016, ICON Advisers was waiving expenses for Class A and S.

[2]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,330	$1,942	$3,581
Class S	$153	$522	$917	$2,019

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its whole portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Industrials sector (as determined by the Global Industry Classification

FUND SUMMARIES — INDUSTRIALS FUND	21

Standard) including, but not limited to: Aerospace & Defense, Agricultural & Farm Machinery, Air Freight & Logistics, Airlines, Airport Services, Building Products, Commercial Printing, Construction & Engineering, Construction Machinery & Heavy Trucks, Diversified Support Services, Electrical Components & Equipment, Environmental & Facilities Services, Heavy Electrical Equipment, Highways & Railtracks, Human Resources & Employment Services, Industrial Conglomerates, Industrial Machinery, Marine, Marine Ports & Services, Office Services & Supplies, Railroads, Research & Consulting Services, Security & Alarm Services, Trading Companies & Distributors, and Trucking. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Industrials sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, interest rates, insurance costs, technical progress, capital-spending levels, commodity prices, labor relations and government regulation may impact the performance of the Fund.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q2 2009 19.64%        Worst Quarter: Q4 2008 -25.81%

22	FUND SUMMARIES — INDUSTRIALS FUND

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Industrials Fund Class S	5/9/1997
Return Before Taxes		20.43%	11.91%	5.30%	5.56%
Return After Taxes on Distributions		20.43%	11.83%	5.14%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares		11.56%	9.52%	4.24%	4.27%
S&P 1500 Industrials Index (reflects no deduction for fees, expenses, or taxes)		20.41%	15.88%	8.24%	8.16%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.59%
ICON Industrials Fund Class A	9/30/2010	13.11%	10.06%	-	8.98%
S&P 1500 Industrials Index (reflects no deduction for fees, expenses, or taxes)		20.41%	15.88%	-	14.56%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Zach Jonson is the Portfolio Manager. Mr. Jonson began managing the Fund in January 2017.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARIES — INDUSTRIALS FUND	23

ICON INFORMATION TECHNOLOGY FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	0.87%		0.49%
Expense Recoupments[1]	0.05%		0.00%
Total Annual Fund Operating Expenses	2.17%		1.49%
Expense Reimbursement[1,2]	(0.42)%		0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.75%		1.49%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	During the year ended September 30, 2016, ICON Advisers waived $8,637 and recouped $1,032 of Class A expenses. At September 30, 2016, ICON Advisers was waiving Class A expenses.

[2]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,177	$1,636	$2,900
Class S	$152	$471	$813	$1,777

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its whole portfolio.

24	FUND SUMMARIES — INFORMATION TECHNOLOGY FUND

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Information Technology sector (as determined by the Global Industry Classification Standard) including, but not limited to: Application Software, Communications Equipment, Data Processing & Outsourced Services, Electronic Components, Electronic Equipment & Instruments, Electronic Manufacturing Services, Home Entertainment Software, Internet Software & Services, IT Consulting & Other Services, Semiconductor Equipment, Semiconductors, Systems Software, Technology Distributors and Technology Hardware, Storage & Peripherals. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Information Technology sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund’s performance may be impacted by general domestic and global economic conditions, product cycles, competition, and government regulation. In addition, technological services and products are subject to rapid obsolescence which may lower the market value of the securities in the sector.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q3 2009 21.91%        Worst Quarter: Q4 2008 -26.59%

FUND SUMMARIES — INFORMATION TECHNOLOGY FUND	25

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Information Technology Fund Class S	2/19/1997
Return Before Taxes		12.47%	14.81%	6.87%	8.68%
Return After Taxes on Distributions		7.47%	13.77%	6.38%	7.22%
Return After Taxes on Distributions and Sale of Fund Shares		10.81%	11.90%	5.54%	6.97%
S&P 1500 Information Technology Index (reflects no deduction for fees, expenses, or taxes)		14.78%	16.37%	9.89%	7.87%
NASDAQ Composite Index (reflects no deduction for fees, expenses, or taxes)		7.50%	15.62%	8.34%	7.15%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.59%
ICON Information Technology Fund Class A	9/30/2010	5.64%	12.99%	-	12.28%
S&P 1500 Information Technology Index (reflects no deduction for fees, expenses, or taxes)		14.78%	16.37%	-	15.00%
NASDAQ Composite Index (reflects no deduction for fees, expenses, or taxes)		7.50%	15.62%	-	14.03%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr.Derek Rollingson is the Portfolio Manager. Mr. Rollingson began managing the Fund in January 2017.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	FUND SUMMARIES — INFORMATION TECHNOLOGY FUND

ICON NATURAL RESOURCES FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge Reductions” in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.76%		1.02%	0.59%
Acquired Fund Fees and Expenses[1]	0.03%		0.03%	0.03%
Expense Recoupments[2]	0.01%		0.00%	0.00%
Total Annual Fund Operating Expenses[1]	2.05%		3.05%	1.62%
Expense Reimbursement[2]	(0.27)%		(0.51)%	(0.09)%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2,3]	1.78%		2.54%	1.53%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses After Expense Reimbursement differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[2]	During the year ended September 30, 2016, ICON Advisers waived $11,073 and recouped $346 of Class A expenses. At September 30, 2016, ICON Advisers was waiving expenses for Class A.

[3]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75%, Class C of 2.50% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,156	$1,591	$2,794
Class C	$357	$894	$1,556	$3,324
Class S	$156	$502	$872	$1,912

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$257	$894	$1,556	$3,324

FUND SUMMARIES — NATURAL RESOURCES FUND	27

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its whole portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. For these purposes, “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers and developers, equipment and services, storage and transportation, gas/oil refining and marketing, service and drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water). This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

The Fund invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While ICON typically seeks to anchor the Fund’s assets in the United States, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country typically is less than 20% of the Fund’s total assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Generally, in determining whether to buy or sell a security, ICON identifies industries, sectors and countries that our methodology suggests are underpriced relative to our calculation of intrinsic value. In determining whether to buy or sell a security, the Fund may consider various other factors, including whether the security has sufficiently exceeded ICON’s calculation of the security’s intrinsic value price, whether a value-oriented company has failed to actualize that value, the effect of commodity price trends on certain holdings, the relative strength of the security in the industry, sector or market in general, or whether a company has experienced a change in its valuation. The Fund may also sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Natural Resources sectors, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, commodity prices, competition, and changes in government regulation may impact the performance of the Fund.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Developing and Emerging Markets Risk.  The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes than economies in more developed countries. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation,

28	FUND SUMMARIES — NATURAL RESOURCES FUND

expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets form the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply of U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Global Natural Resources Risk.  Global natural resources risks include price fluctuation caused by inflationary trends (whether actual or imagined), political developments, changes in energy or materials costs, changes in the supply of or demand for different natural resources, the costs assumed by natural resources companies in complying with environmental and safety regulations, and the risks associated with natural and man-made disasters.

Globalization Risk.  The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Regional Focus.  At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than the Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q3 2009 21.66%        Worst Quarter: Q4 2008 -30.77%

FUND SUMMARIES — NATURAL RESOURCES FUND	29

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Natural Resources Fund Class S	5/5/1997
Return Before Taxes		23.43%	8.28%	5.25%	4.74%
Return After Taxes on Distributions		23.15%	7.74%	4.39%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares		13.26%	6.45%	3.97%	3.67%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.56%
ICON Natural Resources Fund Class C	9/30/2010	21.17%	7.12%	-	6.24%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%
ICON Natural Resources Fund Class A	9/30/2010	16.18%	6.68%	-	6.03%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Zach Jonson is the Portfolio Manager and has managed the Fund since January 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

30	FUND SUMMARIES — NATURAL RESOURCES FUND

ICON UTILITIES FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 44 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	0.49%		0.50%
Expense Recoupment[1]	0.05%		0.09%
Total Annual Fund Operating Expenses	1.79%		1.59%
Expense Reimbursement[1]	(0.04)%		(0.09)%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.75%		1.50%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

During the year ended September 30, 2016, ICON Advisers waived $3,436 and $28,511 and recouped $5,550 and $30,614 of Class A and S expenses, respectively. At September 30, 2016, ICON Advisers was waiving expenses for Class A and S.

[2]

ICON Advisers contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.75% and Class S of 1.50%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,102	$1,485	$2,553
Class S	$153	$493	$857	$1,879

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its whole portfolio.

FUND SUMMARIES — UTILITIES FUND	31

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Utilities sectors (as determined by the Global Industry Classification Standard) including, but not limited to: Electric Utilities, Gas Utilities, Independent Power Producers & Energy Traders, Multi-utilities, Renewable Electricity and Water Utilities. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Utilities sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, supply and demand, competition, and government regulation or deregulation may impact the performance of this Fund. The recent trend towards deregulation in the Utilities industries presents special risks. Companies may be faced with increased competition and may become less profitable.

Non-Diversified Portfolio Risk.  The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value is not realized by the market.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past

32	FUND SUMMARIES — UTILITIES FUND

performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S

Best Quarter: Q1 2016 17.29%        Worst Quarter: Q3 2008 -13.98%

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Utilities Fund Class S	7/9/1997
Return Before Taxes		22.56%	10.40%	6.57%	8.42%
Return After Taxes on Distributions		17.22%	8.86%	5.20%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares		13.29%	7.78%	4.88%	5.74%
S&P 1500 Utilities Index (reflects no deduction for fees, expenses, or taxes)		17.72%	10.90%	7.53%	8.30%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	7.19%	7.11%
ICON Utilities Fund Class A	9/30/2010	15.23%	8.81%	-	9.83%
S&P 1500 Utilities Index (reflects no deduction for fees, expenses, or taxes)		17.72%	10.90%	-	12.12%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		13.03%	14.78%	-	13.88%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Derek Rollingson is the Portfolio Manager and has managed the Fund since March 2014.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income, if any, generally on a quarterly basis and to distribute all or a portion of any net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND SUMMARIES — UTILITIES FUND	33

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

34	FUND SUMMARIES — UTILITIES FUND

MORE ABOUT FUND SUMMARIES

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted below for the Consumer Discretionary Fund and the Industrials Fund) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

•

The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

•

Total returns for the S&P 1500 Consumer Discretionary Index and the S&P 1500 Industrial Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Index returns with reinvested dividends and distributions are unavailable prior to that date.

FactSet Research Systems, Inc. (“FactSet”) is the source for the index returns included in this Prospectus.

MORE ABOUT FUND SUMMARIES	35

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON Sector Funds

ICON Advisers, Inc. (“ICON” or “ICON Advisers”), the Funds’ investment adviser, uses a disciplined methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Industry rotation distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and ten basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell securities in industries we believe are overpriced and buy securities in industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes without restrictions on market capitalization.

We compute a value-to-price ratio for the securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

In addition to identifying industries over- or underpriced relative to the broad market, we may factor in relative strength. In general, relative strength is a measure of the performance of an industry in relation to the performance of the broader market over a period of time.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of six style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap) and by style (either value, blend or growth). The ICON Funds impose no limits or restrictions on the market capitalization of its investments. The ICON Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other Portfolio Investments and Strategies

Foreign Securities.  The Funds may invest up to 20% of their net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs.  The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities,

36	MORE ABOUT INVESTMENT STRATEGIES AND RISKS

including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of 20% limit stated above under foreign securities.

Fixed-Income Securities.  While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment-grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

Securities That Are Not Readily Marketable.  Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies.  The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives.  A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, forwards contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments.  In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover.  The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities Lending.  The Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested in securities approved by the Funds. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the

MORE ABOUT INVESTMENT STRATEGIES AND RISKS	37

value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

More About Risk

These Funds are mutual funds — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may overweight industries within various sectors. The fact that a Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means a Fund may be less diverse and more volatile than its benchmark.

Volatility Risk.  Volatility risk is the risk that a specific security price will increase or decrease by greater increments than the general market. Equity sector funds are generally more volatile than diversified equity funds. Sector funds can vary widely in volatility depending on the diversity and volatility of the industries and stocks in which they invest. A fund’s volatility risk can also be impacted by the correlation among price movements of the industries and stocks held. Potential for greater volatility in sector funds may also exist if concentrated stock and/or industry positions are taken.

Company Risk.  The securities in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular security’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk.  There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments.  The Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk.  The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security will decline because investors may demand a higher rate of return.

38	MORE ABOUT INVESTMENT STRATEGIES AND RISKS

THE FUNDS’ INVESTMENT MANAGER

Management and Administrative Fees

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2016, ICON Advisers had $2.2 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.1 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $189 million that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been Chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2016, each Fund paid a management fee computed and accrued daily and paid monthly at an annual rate as follows:

1.00% on the first $500 million

0.950% on the next $250 million

0.925% on the next $750 million

0.900% on the next $3.5 billion

0.875% on assets over $5 billion

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.04% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2016.

As discussed in each Fund Summary, ICON Advisers has contractually agreed to waive expenses for certain funds/classes. As of September 30, 2016, the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2017	2018	2019
ICON Consumer Discretionary Fund	0	0	4,288
ICON Consumer Staples Fund	7,639	37,969	51,650
ICON Financial Fund	5,985	3,685	8,903
ICON Healthcare Fund	0	0	3,006
ICON Industrials Fund	1,798	7,666	44,625
ICON Information Technology Fund	1,744	1,632	8,637
ICON Natural Resources Fund	8,051	3,552	73,898
ICON Utilities Fund	498	30,739	31,947

THE FUNDS’ INVESTMENT MANAGER	39

Portfolio Managers

The primary Portfolio Manager(s) for each Fund are:

Fund	Portfolio Manager	Tenure
ICON Consumer Discretionary Fund	Scott Snyder, CFA	January 2014
ICON Consumer Staples Fund	Scott Snyder, CFA	Since January 2017
ICON Energy Fund	Derek Rollingson	Since May 2007
ICON Financial Fund	Derek Rollingson	Since January 2003
ICON Healthcare Fund	Scott Snyder, CFA	Since January 2013
ICON Industrials Fund	Zach Jonson, CFA	Since January 2017
ICON Information Technology Fund	Derek Rollingson	Since January 2017
ICON Natural Resources Fund	Zach Jonson, CFA	Since January 2007
ICON Utilities Fund	Derek Rollingson	Since March 2014

Zach Jonson, CFA, joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. In 2012, Mr. Jonson was appointed Director of Fund Management. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver. He holds the FINRA Series 7 and 63 registrations.

Derek Rollingson joined ICON in 2000 as a junior member of the Investment Committee and subsequently became a senior member. In 2003, he was promoted to Portfolio Manager. Mr. Rollingson is a Senior Vice President of Investment Management. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000. He holds a bachelor’s degree in Business Management Finance and Minor in Statistics from Brigham Young University and has an MSF from the University of Denver. He holds the FINRA Series 7, 63 and 66 registrations.

Scott Snyder, CFA, joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University and a MBA from the University of Denver. He holds the FINRA Series 7 and 63 registrations.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee members and their personal ownership of the ICON Funds.

Investment Committee Members

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund except the ICON Consumer Staples, Industrials and Information Technology Funds which are team managed. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the securities within the sector.

In addition to the portfolio managers, the ICON Investment Committee includes the following members:

Craig Callahan is the company Founder, Chief Executive Officer, President and Chairman of the Investment Committee of ICON Advisers, Inc. Mr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds the FINRA Series 7, 24, 63, 65 and 66 registrations.

Donovan “Jerry” Paul, CFA, joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is Senior Vice President of Fixed Income. Before joining ICON was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994 – 2001), founder and managing partner of Quixote Capital Management, LLC, (2002 – 2009), partner of Essential Investment Partners, LLC, (2009 – 2011) and Senior Vice President Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern lowa and BBA from the University of lowa. He holds FINRA Series 7 and 63 registrations.

Rob Young, CFA, joined ICON in 2015 as a Research Analyst. Mr. Young was promoted to Portfolio Manager on January 1, 2017. From 2013-2015, he was a VP of Equity Institutional Sales at DA Davidson. Previously, he was a Senior Equity Analyst at Wm Smith and Co from 2007-2013. Mr. Young received his Bachelor of Science degree in Finance, along with his MBA from the University of Denver. He holds the FINRA Series 7, 63, 68 and 87 registrations.

40	THE FUNDS’ INVESTMENT MANAGER

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV is calculated by dividing the total net assets of each Fund by the total number of shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available or are unreliable, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair-valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, except in extraordinary events, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

YOUR SHARE PRICE	41

ABOUT YOUR INVESTMENT

INVESTING IN THE ICON FUNDS

Policy Regarding Excessive Short-term Trading and Market Timing

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investing opportunities;

•	Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets from subscriptions and/or redemptions move in and out;

•	Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to excessively trade the Funds in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

Funds that focus investments on specific sectors are subject to an increased risk of short-term trading. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:

•	Shareholder trade activity monitoring;

•	Trading guidelines; and

•	Specific use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

42	INVESTING IN THE ICON FUNDS

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON’s short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair valuation of certain foreign securities. The Funds’ Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

INVESTING IN THE ICON FUNDS	43

ABOUT YOUR INVESTMENT

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

Classes of Shares

Each Fund currently offers two share classes: Class A and Class S shares. The ICON Energy Fund and ICON Natural Resources Fund also offer Class C shares.

Class S shares of the Funds are offered, generally, to individual investors, institutional investors, platform sales and affiliates of or directly through ICON and can also be purchased by:

•	A bank, trust company or other type of depository institution;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare, or other employee benefit plans (“Eligible Benefit Plan”).

•	Shares purchased by investment representatives through fee-based investment products or accounts.

ICON Advisers reserves the right, in its sole discretion, to reimburse certain expenses of Class S shareholders who have or make a significant investment in the Funds. The reimbursement will not be paid by the Funds. An individual investor transacting in Class S shares on a brokerage platform may be required to pay a commission to a broker. ICON reserves the right to change or waive the investment criteria for Class S shares.

Using a Financial Intermediary

Class A shares must be purchased by or through a financial intermediary. If you purchase shares through a financial adviser or broker, they may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully.

Please refer to Appendix A for additional waiver disclosures.

Sales Charges

The following describes the sales charges and fees you will pay as an investor in Class A and Class C shares offered by the ICON Funds:

Class A

Class A shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge for each Fund is as follows:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Dealer Commission as a % of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million and above	0.00%	0.00%	1.00%	[1]

[1]

If you invest $1,000,000 or more in Class A Shares, you will not pay an initial sales charge. In that case, ICON Distributors, Inc. compensates the financial intermediary from its own resources. See the SAI for details. However, if you redeem these shares within one year after purchase, you may be charged a contingent deferred sales charge of 1.00%. Such contingent deferred sales charges may be waived.

44	CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

The sales charge, expressed as a percentage of the offering price of your investment, may be higher or lower than the percentages described in the table due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1.00% charge, described below, due to rounding. Except as provided under “Contingent Deferred Sales Charge Waivers” below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost of shares being sold.

There are several ways to reduce or eliminate your sales charges.

Contact your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform your investment professional of the existence of other accounts, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records to your investment professional or any other financial intermediary regarding shares of ICON Funds held in all accounts by you and/or members of your immediate family.

Purchases Not Subject to Sales Charges on Class A Shares

The following purchases may not be subject to any initial or contingent deferred sales charges, if the Funds are notified of the nature of the investment:

•	shares purchased by investment representatives through fee-based investment products or accounts or by investors through an Eligible Benefit Plan.

•

shares purchased through financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

•	other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare or other employee benefit plans.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

The Distributor may pay dealers up to 1% on investments made in Class A with no initial sales charge.

The Funds may reimburse the Distributor for these payments through the Funds’ distribution plan.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell the Funds and employees of ICON Advisers and affiliates. Please see the SAI for more information.

Initial Sales Charge Reductions on Class A Shares

You may qualify for reduced initial sales charges under the privileges set forth below. You may combine your Class A investments with the Class A investments of your spouse, children under the age of 21 and grandchildren under the age of 21 (“family members”) to qualify for such privileges.

•

Letter of Intent.  You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. At your request, purchases made during the previous 90 days may be included in calculating this amount. Generally, 5% of shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges. Appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases.

•	Concurrent Purchases. You may combine simultaneous purchases of Class A shares of two or more ICON Funds to qualify for reduced sales charges.

•

Rights of Accumulation.  When the value of Class A shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added Class A investment will qualify for the

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS	45

reduced sales charge. To determine whether the sales charge reduction applies, the value of the Class A shares you already own will be calculated by using the higher of the current value or the original investment amount less any withdrawals. If you make a gift of shares, upon your request, you may purchase the Class A shares at the sales charge reduction allowed under rights of accumulation. Only Class A share balances currently held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Class A shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of ICON Funds Class A share investments held by the members of your immediate family including the value of ICON Funds Class A share investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such Class A balances also currently held in an account through a financial services firm through whom you are making your current purchase. However, the value of ICON Funds Class A investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

•

Aggregating Accounts.  Class A share investments made by you and your family members may be aggregated to receive a reduced sales charge if made for your own account(s) and/or certain other accounts, such as

•

trust accounts established by the above individuals (however if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts or the primary beneficiary of the trust);

•	solely controlled business accounts;

•	single participant plans

Repurchasing Fund Class A Shares

You may apply proceeds from redeeming Class A shares of the Funds to repurchase Class A shares of any ICON Funds without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify ICON Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 90 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of repurchase.

Class C

Sales Charges (Load)	No front-end sales charge. A contingent deferred sales charge (CDSC) of 1.00% may be imposed on shares redeemed within one year after purchase. The contingent deferred sales charge is based on the original purchase cost.

There is no CDSC on reinvested dividends or distributions. If you sell some but not all of your Class C shares, any shares not subject to the CDSC (i.e., shares purchased through reinvested dividends) will be redeemed first.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

•

Permitted exchanges of Class A for a Class A share or Class C for a Class C share, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Tax-free returns of excess contributions to IRAs;

•	Redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

•	Redemptions from individual employee benefit plan participants provided that the employee benefit plan does not redeem;

46	CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

The contingent deferred sales charge on Class A shares may also be waived in the following cases:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70  1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•	Redemptions through a systematic withdrawal plan (including any dividends and/or capital gain distributions taken in cash).

The contingent deferred sales charge on Class C shares may be waived in the following types of transaction:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70  1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•	if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

You may obtain more information about sales charge reductions and waivers by going to www.iconfunds.com from the Statement of Additional Information or your financial adviser.

You may be able to exchange your shares to a different share class of the same Fund if it has a lower expense ratio provided certain conditions are met. This exchange feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Distributor specific for this purpose. In such an instance, your shares may be exchanged under certain circumstances. Class C shares may not be eligible for exchange until the CDSC period has expired; please contact your financial intermediary regarding the tax consequences of any exchange and for additional information and restrictions. Not all share classes are available through all intermediaries.

Rule 12b-1 Fees

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Class A and Class C shares and for other shareholder services. Because the fees are paid out of a class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

•	placing your orders;

•	providing investment advice, research and other advisory services;

•	handling correspondence for individual accounts; and

•	issuing shareholder statements and reports.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS	47

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

ALPS Fund Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.

48	CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

ABOUT YOUR INVESTMENT

OPENING AN ACCOUNT

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement and similar accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute a specified amount annually.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) generally retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

OPENING AN ACCOUNT	49

Each year you will be charged a $10 custodial fee per Social Security number for any IRA and Coverdell accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

403(b) Accounts

403(b) accounts must be purchased through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax rules and consequences of any investment option and account type.

Please be advised that under the laws of certain states, your property may be transferred (escheated) to the state if no activity occurs in your account for a period specified by state law.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•	$1,000 minimum per Fund

•	No minimum if you begin an Automatic Investment Plan

Class S shares may require a separate application and may have different investment procedures. For significant investments, contact ICON Advisers at 1-800-828-4881.

Minimum Additional Investments

•	In general, $100 per Fund for additional investments

•	In general, $100 per Fund for Automatic Investment Plan payments

50	OPENING AN ACCOUNT

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ABOUT YOUR INVESTMENT

DOING BUSINESS WITH THE ICON FUNDS

To purchase Class A shares, your purchase must be made through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

How to Open an Account
By Phone 1-800-764-0442

If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail: ICON Funds P.O. Box 1920 Denver, CO 80201 Overnight: ICON Funds 1290 Broadway, Suite 1100 Denver, CO 80203

Complete the proper application which you can request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, treasury checks, credit card checks, starter checks or traveler’s checks.

By Wire Colorado State Bank and Trust ABA 102000607 ICON Operating 8095353535 Credit: Shareholder name and account number	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through Our Website www.iconfunds.com	You may establish an account by visiting the Funds’ website www.iconfunds.com. Or you can download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans	Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

52	DOING BUSINESS WITH THE ICON FUND

How to Add to an Account	How to Redeem Shares	How to Exchange Shares
Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.

Minimum redemption — $100. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed by phone is $50,000 per social security number per day. There is no limit on the amount redeemed and no Medallion Signature Guarantee required with a written request to send the proceeds to the address or bank of record.

If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Funds do not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

	In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds to the address or bank of record. A Medallion Signature Guarantee is required if sent to a different address or bank account of record.	In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to: Colorado State Bank and Trust ABA#102000607 ICON Operating 8095353535 Credit: Shareholder name and account number	Monies are usually received the business day after you sell. The Funds do not charge a fee for redemptions by wire.	Not applicable.

You can make electronic purchases directly from a checking or savings account via the Funds’ website www.iconfunds.com.	You may request a redemption via the Funds’ website www.iconfunds.com. We can send proceeds to the address or bank of record. A Medallion Signature Guarantee is required for transactions sent to a different address or bank account of record.	You may request an exchange via the Funds’ website www.iconfunds.com.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.	Systematic Withdrawal Plan permits you to receive a fixed sum on a periodic basis. Payments may be sent electronically to your bank of record or to you in check form.	Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

DOING BUSINESS WITH THE ICON FUND	53

ABOUT YOUR INVESTMENT

REDEEMING SHARES

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Medallion Signature Guarantee

In an effort to protect your account, we generally require a signature guarantee by an eligible signature guarantor if you request:

•	to change account ownership

•	a redemption check made payable to anyone other than the shareholder(s) of record

•	a redemption check or wire sent to an address or bank other than the address or bank of record

•	an electronic funds transfer or wire sent to a bank account of record that has been changed within 15 days of request

•	a redemption check mailed to an address of record that has been changed within 15 days of your request

We will accept a guarantee of your signature by a number of different types of financial institutions. Call us for additional information. Some institutions have transaction maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

We can deliver redemption proceeds to you:

54	REDEEMING SHARES

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Medallion Signature Guarantee above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

Proceeds are usually received the business day after the date you sell. The Funds do not charge a Fee for redemptions by wire.

By Electronic Funds Transfer

Electronic Funds Transfers are sent to the bank account of record. If you request that an electronic funds transfer be sent to another bank account, we require a signature guarantee (see Medallion Signature Guarantee, above). Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

By Overnight Delivery

Unless otherwise specified, if you want your money mailed to you on an expedited basis, an overnight mailing charge of $22 will be deducted from your redemption proceeds.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

REDEEMING SHARES	55

ABOUT YOUR INVESTMENT

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will be accepted only if accompanied by a permanent street address. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Funds accept investments only from U.S. shareholders who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements.

You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

New purchases will not be allowed on shareholder accounts that have been coded with a “stop mail” flag due to previously returned mail.

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds, or one of its service providers or intermediaries, may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•	requiring personal identification prior to acting upon instructions

•	providing written confirmation of such transactions

•	recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

56	TRANSACTION POLICIES

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the ICON Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transfer of assets and rollovers from bank retirement accounts. Cash equivalents include but are not limited to cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee of $25 for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Taxpayer Identification Number

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•	reject any investment or exchange

•	cancel any purchase due to nonpayment or insufficient investor information

•	modify the conditions of purchase or sale at any time

•	waive or lower investment minimums or requirements

•	limit the amount that may be purchased

•	close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•	suspend the offering of shares

TRANSACTION POLICIES	57

ABOUT YOUR INVESTMENT

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. and 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•	By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	ICON Funds Website: By visiting www.iconfunds.com, you can view the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

58	FOR MORE INFORMATION ABOUT YOUR ACCOUNT

ABOUT YOUR INVESTMENT

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form or login to your account via the Funds’ website at www.iconfunds.com to perform the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are automated Clearing House members may be used for Electronic Funds Transfer transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after banking instructions are added to an account for Electronic Funds Transfer to be available.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a periodic basis. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Funds’ costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

ESTABLISHING ADDITIONAL SERVICES	59

DIVIDENDS AND OTHER DISTRIBUTIONS

The Sector Funds, other than the ICON Utilities Fund, intend to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis each December. The ICON Utilities Fund generally intends to distribute all or a portion of net investment income, if any, on a quarterly basis and net capital gains, if any, generally on an annual basis. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

60	DIVIDENDS AND OTHER DISTRIBUTIONS

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the American Taxpayer Relief Act of 2012, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The American Taxpayer Relief Act of 2012 may reduce the rate applicable to long-term capital gains through at least 2013. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

TAXES	61

APPENDIX A

Merrill Lynch Sales Waiver Information

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
[Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time] (if applicable)

APPENDIX A	62

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund’s shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by Cohen & Company, Ltd. (“Cohen”). Cohen’s report and the Funds’ financial statements are included in the Funds’ 2016 Annual Report, which is available upon request and at www.iconfunds.com.

Effective January 10, 2017, the ICON Emerging Markets Fund Class C shares merged into Class A shares.

63	FINANCIAL HIGHLIGHTS

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FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Consumer Discretionary Fund

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.27	$15.55	$14.50	$11.82	$8.79

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.03)	(0.07)	(0.07)	(0.03)	0.03
Net realized and unrealized gains/(losses) on investments	0.65	1.03	1.12	2.73	3.00
Total from investment operations	0.62	0.96	1.05	2.70	3.03

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	(1.34)	(2.24)	—	—	—
Total dividends and distributions	(1.34)	(2.24)	—	(0.02)	—

Net asset value, end of period	$13.55	$14.27	$15.55	$14.50	$11.82

Total Return	4.49%	5.80%	7.24%	22.91%	34.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,263	$44,913	$55,476	$39,883	$58,314

Ratio of expenses to average net assets
Before expense limitation	1.42%	1.43%	1.46%	1.38%	1.40%

After expense limitation/recoupment(b)	1.42%	1.43%	1.46%	1.38%	1.40%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.22)%	(0.44)%	(0.47)%	(0.21)%	0.26%
After expense limitation/recoupment	(0.22)%	(0.44)%	(0.47)%	(0.21)%	0.26%
Portfolio turnover rate	158%	201%	202%	87%	91%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	65

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Consumer Discretionary Fund

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$13.88	$15.24	$14.25	$11.65	$8.75

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.10)	(0.14)	(0.12)	(0.09)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.62	1.02	1.11	2.69	2.92
Total from investment operations	0.52	0.88	0.99	2.60	2.90

Less dividends and distributions:
Distributions from net realized gains	(1.34)	(2.24)	—	—	—
Total dividends and distributions	(1.34)	(2.24)	—	—	—

Net asset value, end of period	$13.06	$13.88	$15.24	$14.25	$11.65

Total Return(c)	3.86%	5.34%	6.95%	22.42%	33.03%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,368	$2,999	$2,492	$4,699	$1,542

Ratio of expenses to average net assets
Before expense limitation	2.13%	1.91%	1.76%	1.78%	1.78%

After expense limitation/recoupment(d)	1.99%	1.91%	1.76%	1.78%	1.78%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.92)%	(0.97)%	(0.80)%	(0.66)%	(0.20)%
After expense limitation/recoupment	(0.78)%	(0.97)%	(0.80)%	(0.66)%	(0.20)%
Portfolio turnover rate	158%	201%	202%	87%	91%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

66	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Consumer Staples Fund

Class S	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.20		$11.55	$11.18	$10.20	$8.61

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.02		0.04	0.11	0.21	0.14
Net realized and unrealized gains/(losses) on investments	0.96		0.98	1.31	0.98	1.69
Total from investment operations	0.98		1.02	1.42	1.19	1.83

Less dividends and distributions:
Dividends from net investment income	(0.00)	(b)	(0.22)	(0.03)	(0.21)	(0.24)
Distributions from net realized gains	(2.20)		(3.15)	(1.02)	—	—
Total dividends and distributions	(2.20)		(3.37)	(1.05)	(0.21)	(0.24)

Net asset value, end of period	$7.98		$9.20	$11.55	$11.18	$10.20

Total Return	12.09%		8.66%	13.32%	11.75%	21.50%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$31,799		$8,651	$25,731	$33,813	$37,567

Ratio of expenses to average net assets
Before expense limitation	1.74%		1.87%	1.45%	1.51%	1.55%

After expense limitation/recoupment(c)	1.51%		1.51%	1.45%	1.51%	1.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.00	%(d)	(0.01)%	0.94%	1.92%	1.40%
After expense limitation/recoupment	0.23%		0.35%	0.94%	1.92%	1.44%
Portfolio turnover rate	125%		16%	52%	91%	82%

(a)	Calculated using the average shares method.
(b)	Amount less than $(0.005).
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Less than 0.005% of average net assets.

FINANCIAL HIGHLIGHTS	67

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Consumer Staples Fund

Class A(a)	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$9.19		$11.58	$11.23	$10.24	$8.68

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.00)	(c)(d)	0.02	0.07	0.14	0.11
Net realized and unrealized gains/(losses) on investments	0.97		0.97	1.32	1.03	1.68
Total from investment operations	0.97		0.99	1.39	1.17	1.79

Less dividends and distributions:
Dividends from net investment income	(0.00)	(d)	(0.23)	(0.02)	(0.18)	(0.23)
Distributions from net realized gains	(2.20)		(3.15)	(1.02)	—	—
Total dividends and distributions	(2.20)		(3.38)	(1.04)	(0.18)	(0.23)

Net asset value, end of period	$7.96		$9.19	$11.58	$11.23	$10.24

Total Return(e)	11.93%		8.32%	12.99%	11.52%	20.94%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,409		$3,602	$2,740	$2,744	$1,499

Ratio of expenses to average net assets
Before expense limitation	1.97%		2.12%	2.04%	1.84%	2.05%

After expense limitation/recoupment(f)	1.76%		1.76%	1.75%	1.75%	1.77%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.23)%		(0.15)%	0.35%	1.20%	0.82%
After expense limitation/recoupment	(0.02)%		0.21%	0.64%	1.29%	1.10%
Portfolio turnover rate	125%		16%	52%	91%	82%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Amount less than $(0.005).
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

68	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Energy Fund

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$11.17	$22.30	$22.59	$19.18	$16.64

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.24	0.11	0.11	0.18	0.16
Net realized and unrealized gains/(losses) on investments	1.36	(7.42)	0.33	3.51	2.93
Total from investment operations	1.60	(7.31)	0.44	3.69	3.09

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.06)	(0.28)	(0.15)
Distributions from net realized gains	—	(3.73)	(0.67)	—	(0.40)
Total dividends and distributions	(0.11)	(3.82)	(0.73)	(0.28)	(0.55)

Net asset value, end of period	$12.66	$11.17	$22.30	$22.59	$19.18

Total Return	14.55%	(36.37)%	1.92%	19.55%	18.87%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$327,497	$320,486	$615,541	$659,581	$567,054

Ratio of expenses to average net assets
Before expense limitation	1.44%	1.42%	1.28%	1.29%	1.23%

After expense limitation/recoupment(b)	1.44%	1.42%	1.28%	1.29%	1.23%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.04%	0.74%	0.46%	0.85%	0.87%
After expense limitation/recoupment	2.04%	0.74%	0.46%	0.85%	0.87%
Portfolio turnover rate	99%	154%	97%	88%	74%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	69

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Energy Fund

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$10.77	$21.74	$22.21	$18.87	$16.47

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.11	(0.04)	(0.15)	(0.05)	(0.04)
Net realized and unrealized gains/(losses) on investments	1.31	(7.20)	0.35	3.48	2.88
Total from investment operations	1.42	(7.24)	0.20	3.43	2.84

Less dividends and distributions:
Dividends from net investment income	(0.05)	—	—	(0.09)	(0.04)
Distributions from net realized gains	—	(3.73)	(0.67)	—	(0.40)
Total dividends and distributions	(0.05)	(3.73)	(0.67)	(0.09)	(0.44)

Net asset value, end of period	$12.14	$10.77	$21.74	$22.21	$18.87

Total Return(b)	13.31%	(36.99)%	0.83%	18.30%	17.50%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,124	$9,972	$17,170	$14,691	$8,257

Ratio of expenses to average net assets
Before expense limitation	2.49%	2.43%	2.38%	2.35%	2.36%

After expense limitation/recoupment(c)	2.49%	2.43%	2.38%	2.35%	2.36%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.99%	(0.26)%	(0.65)%	(0.25)%	(0.20)%
After expense limitation/recoupment	0.99%	(0.26)%	(0.65)%	(0.25)%	(0.20)%
Portfolio turnover rate	99%	154%	97%	88%	74%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

70	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Energy Fund

Class A	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$11.11	$22.20	$22.50	$19.12	$16.59

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.21	0.07	0.04	0.11	0.11
Net realized and unrealized gains/(losses) on investments	1.35	(7.39)	0.35	3.51	2.91
Total from investment operations	1.56	(7.32)	0.39	3.62	3.02

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.04)	(0.02)	(0.24)	(0.09)
Distributions from net realized gains	—	(3.73)	(0.67)	—	(0.40)
Total dividends and distributions	(0.07)	(3.77)	(0.69)	(0.24)	(0.49)

Net asset value, end of period	$12.60	$11.11	$22.20	$22.50	$19.12

Total Return(b)	14.19%	(36.55)%	1.67%	19.21%	18.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$14,648	$14,588	$26,695	$26,170	$15,836

Ratio of expenses to average net assets
Before expense limitation	1.73%	1.66%	1.55%	1.61%	1.55%

After expense limitation/recoupment (c)	1.73%	1.66%	1.55%	1.61%	1.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.77%	0.50%	0.19%	0.51%	0.61%
After expense limitation/recoupment	1.77%	0.50%	0.19%	0.51%	0.61%
Portfolio turnover rate	99%	154%	97%	88%	74%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	71

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Financial Fund

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$7.74	$7.83	$7.47	$6.04	$4.69

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.08	0.04	0.00 (b)	0.04	0.04
Net realized and unrealized gains/(losses) on investments	(0.15)	(0.08)	0.54	1.44	1.34
Total from investment operations	(0.07)	(0.04)	0.54	1.48	1.38

Less dividends and distributions:
Dividends from net investment income	—	(0.05)	(0.18)	(0.05)	(0.03)
Total dividends and distributions	—	(0.05)	(0.18)	(0.05)	(0.03)

Net asset value, end of period	$7.67	$7.74	$7.83	$7.47	$6.04

Total Return	(0.90)%	(0.55)%	7.27%	24.68%	29.54%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$43,354	$49,106	$32,286	$11,853	$27,696

Ratio of expenses to average net assets
Before expense limitation	1.40%	1.49%	1.64%	1.47%	1.39%

After expense limitation/recoupment(c)	1.40%	1.49%	1.50%	1.47%	1.39%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.00%	0.52%	(0.20)%	0.65%	0.70%
After expense limitation/recoupment	1.00%	0.52%	(0.06)%	0.65%	0.70%
Portfolio turnover rate	49%	51%	79%	95%	95%

(a)	Calculated using the average shares method.
(b)	Amount less than $0.005.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

72	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Financial Fund

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$7.82	$7.89	$7.37	$5.99	$4.68

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	0.02	(0.02)	0.06	0.01
Net realized and unrealized gains/(losses) on investments	(0.16)	(0.07)	0.54	1.38	1.33
Total from investment operations	(0.11)	(0.05)	0.52	1.44	1.34

Less dividends and distributions:
Dividends from net investment income	—	(0.02)	—	(0.06)	(0.03)
Total dividends and distributions	—	(0.02)	—	(0.06)	(0.03)

Net asset value, end of period	$7.71	$7.82	$7.89	$7.37	$5.99

Total Return(c)	(1.41)%	(0.69)%	7.20%	24.20%	28.83%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,542	$1,974	$541	$936	$9,278

Ratio of expenses to average net assets
Before expense limitation	2.12%	2.19%	2.35%	1.88%	1.80%

After expense limitation/recoupment(d)	1.75%	1.75%	1.75%	1.76%	1.77%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.26%	(0.15)%	(0.86)%	0.82%	0.09%
After expense limitation/recoupment	0.63%	0.29%	(0.26)%	0.94%	0.12%
Portfolio turnover rate	49%	51%	79%	95%	95%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	73

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Healthcare Fund

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$17.83	$22.42	$22.17	$17.56	$13.56

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.04)	(0.09)	(0.11)	0.03	0.17
Net realized and unrealized gains/(losses) on investments	1.54	1.02	6.18	4.75	3.97
Total from investment operations	1.50	0.93	6.07	4.78	4.14

Less dividends and distributions:
Dividends from net investment income	—	—	(0.03)	(0.17)	(0.14)
Distributions from net realized gains	(3.93)	(5.52)	(5.79)	—	—
Total dividends and distributions	(3.93)	(5.52)	(5.82)	(0.17)	(0.14)

Net asset value, end of period	$15.40	$17.83	$22.42	$22.17	$17.56

Total Return	9.44%	2.55%	32.27%	27.48%	30.76%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$76,218	$95,109	$148,261	$92,171	$100,938

Ratio of expenses to average net assets
Before expense limitation	1.44%	1.36%	1.36%	1.39%	1.34%

After expense limitation/recoupment(b)	1.44%	1.36%	1.36%	1.39%	1.34%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.26)%	(0.45)%	(0.53)%	0.13%	1.08%
After expense limitation/recoupment	(0.26)%	(0.45)%	(0.53)%	0.13%	1.08%
Portfolio turnover rate	107%	141%	188%	112%	48%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

74	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Healthcare Fund

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$17.37	$22.01	$21.92	$17.42	$13.53

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.09)	(0.14)	(0.14)	(0.03)	0.11
Net realized and unrealized gains/(losses) on investments	1.49	1.02	6.03	4.69	3.94
Total from investment operations	1.40	0.88	5.89	4.66	4.05

Less dividends and distributions:
Dividends from net investment income	—	—	(0.01)	(0.16)	(0.16)
Distributions from net realized gains	(3.93)	(5.52)	(5.79)	—	—
Total dividends and distributions	(3.93)	(5.52)	(5.80)	(0.16)	(0.16)

Net asset value, end of period	$14.84	$17.37	$22.01	$21.92	$17.42

Total Return(c)	9.03%	2.33%	31.72%	26.95%	30.19%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,921	$15,317	$10,878	$3,748	$390

Ratio of expenses to average net assets
Before expense limitation	1.79%	1.62%	1.62%	1.69%	2.89%

After expense limitation/recoupment(d)	1.75%	1.62%	1.62%	1.69%	1.76%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.63)%	(0.69)%	(0.66)%	(0.15)%	(0.46)%
After expense limitation/recoupment	(0.59)%	(0.69)%	(0.66)%	(0.15)%	0.67%
Portfolio turnover rate	107%	141%	188%	112%	48%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	75

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Industrials Fund

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$10.94	$11.67	$10.56	$8.26	$6.80

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.02)	0.01	0.01	0.06	0.07
Net realized and unrealized gains/(losses) on investments	1.34	(0.73)	1.16	2.35	1.48
Total from investment operations	1.32	(0.72)	1.17	2.41	1.55

Less dividends and distributions:
Dividends from net investment income	—	(0.01)	(0.06)	(0.11)	(0.09)
Total dividends and distributions	—	(0.01)	(0.06)	(0.11)	(0.09)

Net asset value, end of period	$12.26	$10.94	$11.67	$10.56	$8.26

Total Return	12.07%	(6.15)%	11.14%	29.52%	22.99%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$23,957	$14,251	$35,883	$34,409	$39,621

Ratio of expenses to average net assets
Before expense limitation	1.73%	1.53%	1.41%	1.46%	1.40%

After expense limitation/recoupment(b)	1.50%	1.50%	1.41%	1.46%	1.40%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.37)%	0.07%	0.07%	0.60%	0.91%
After expense limitation/recoupment	(0.14)%	0.10%	0.07%	0.60%	0.91%
Portfolio turnover rate	87%	23%	30%	46%	34%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

76	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Industrials Fund

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$10.86	$11.58	$10.45	$8.10	$6.76

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.04)	(0.02)	(0.03)	0.00 (c)	0.08
Net realized and unrealized gains/(losses) on investments	1.32	(0.70)	1.16	2.36	1.35
Total from investment operations	1.28	(0.72)	1.13	2.36	1.43

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.09)
Total dividends and distributions	—	—	—	(0.01)	(0.09)

Net asset value, end of period	$12.14	$10.86	$11.58	$10.45	$8.10

Total Return(d)	11.79%	(6.22)%	10.81%	29.20%	21.21%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$998	$596	$298	$4,322	$163

Ratio of expenses to average net assets
Before expense limitation	2.96%	2.67%	2.02%	2.09%	2.50%

After expense limitation/recoupment(e)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.59)%	(1.11)%	(0.56)%	(0.32)%	0.18%
After expense limitation/recoupment	(0.38)%	(0.19)%	(0.29)%	0.02%	0.93%
Portfolio turnover rate	87%	23%	30%	46%	34%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	77

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Information Technology Fund

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.95	$13.55	$11.44	$10.72	$8.22

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.07)	(0.09)	(0.07)	(0.02)	(0.02)
Net realized and unrealized gains/(losses) on investments	3.08	1.49	2.18	0.74	2.52
Total from investment operations	3.01	1.40	2.11	0.72	2.50

Net asset value, end of period	$17.96	$14.95	$13.55	$11.44	$10.72

Total Return	20.13%	10.33%	18.44%	6.72%	30.41%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$48,953	$45,343	$50,363	$73,851	$83,330

Ratio of expenses to average net assets
Before expense limitation	1.49%	1.44%	1.40%	1.38%	1.34%

After expense limitation/recoupment(b)	1.49%	1.44%	1.40%	1.38%	1.34%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.46)%	(0.62)%	(0.56)%	(0.22)%	(0.20)%
After expense limitation/recoupment	(0.46)%	(0.62)%	(0.56)%	(0.22)%	(0.20)%
Portfolio turnover rate	94%	43%	48%	52%	35%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

78	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Information Technology Fund

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$14.65	$13.32	$11.30	$10.65	$8.20

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.11)	(0.14)	(0.11)	(0.05)	(0.06)
Net realized and unrealized gains/(losses) on investments	3.01	1.47	2.13	0.70	2.51
Total from investment operations	2.90	1.33	2.02	0.65	2.45

Net asset value, end of period	$17.55	$14.65	$13.32	$11.30	$10.65

Total Return(c)	19.80%	9.99%	17.88%	6.10%	29.88%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,631	$3,170	$455	$2,330	$1,400

Ratio of expenses to average net assets
Before expense limitation	2.17%	1.90%	1.94%	2.23%	2.87%
After expense limitation/recoupment(d)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.12)%	(1.07)%	(1.10)%	(0.94)%	(1.71)%
After expense limitation/recoupment	(0.70)%	(0.92)%	(0.91)%	(0.45)%	(0.59)%
Portfolio turnover rate	94%	43%	48%	52%	35%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	79

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Natural Resources Fund

Class S	Year Ended September 30, 2016(a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$11.86	$15.09	$13.43	$11.12	$9.00

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.10	0.04	0.04	0.09	0.11
Net realized and unrealized gains/(losses) on investments	1.80	(3.23)	1.68	2.40	2.11
Total from investment operations	1.90	(3.19)	1.72	2.49	2.22

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.06)	(0.18)	(0.10)
Distributions from net realized gains	(0.88)	—	—	—	—
Total dividends and distributions	(0.94)	(0.04)	(0.06)	(0.18)	(0.10)

Net asset value, end of period	$12.82	$11.86	$15.09	$13.43	$11.12

Total Return	17.24%	(21.22)%	12.85%	22.73%	24.85%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$65,787	$60,404	$93,610	$65,782	$41,627

Ratio of expenses to average net assets
Before expense limitation	1.59%	1.42%	1.36%	1.45%	1.39%

After expense limitation/recoupment(c)	1.50%	1.42%	1.36%	1.45%	1.39%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.70%	0.27%	0.26%	0.72%	1.00%
After expense limitation/recoupment	0.79%	0.27%	0.26%	0.72%	1.00%
Portfolio turnover rate	81%	48%	33%	56%	41%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

80	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Natural Resources Fund

Class C	Year Ended September 30, 2016(a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$11.51	$14.77	$13.24	$10.94	$8.92

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.03) (c)	(0.11)	(0.12)	(0.04)	0.00 (d)
Net realized and unrealized gains/(losses) on investments	1.76	(3.15)	1.65	2.38	2.08
Total from investment operations	1.73	(3.26)	1.53	2.34	2.08

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.06)
Distributions from net realized gains	(0.88)	—	—	—	—
Total dividends and distributions	(0.88)	—	—	(0.04)	(0.06)

Net asset value, end of period	$12.36	$11.51	$14.77	$13.24	$10.94

Total Return(e)	16.11%	(22.07)%	11.56%	21.43%	23.36%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,435	$834	$675	$218	$195

Ratio of expenses to average net assets
Before expense limitation	3.01%	2.94%	4.17%	4.12%	4.29%

After expense limitation/recoupment(f)	2.51%	2.50%	2.50%	2.50%	2.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.73)%	(1.22)%	(2.51)%	(1.95)%	(1.82)%
After expense limitation/recoupment	(0.23)%	(0.78)%	(0.84)%	(0.33)%	(0.04)%
Portfolio turnover rate	81%	48%	33%	56%	41%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Amount less than $0.005.
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	81

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Natural Resources Fund

Class A	Year Ended September 30, 2016(a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$11.75	$14.96	$13.36	$11.07	$8.97

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.06	(0.01)	(0.01)	0.05	0.08
Net realized and unrealized gains/(losses) on investments	1.81	(3.20)	1.67	2.38	2.10
Total from investment operations	1.87	(3.21)	1.66	2.43	2.18

Less dividends and distributions:
Dividends from net investment income	(0.01)	—	(0.06)	(0.14)	(0.08)
Distributions from net realized gains	(0.88)	—	—	—	—
Total dividends and distributions	(0.89)	—	(0.06)	(0.14)	(0.08)

Net asset value, end of period	$12.73	$11.75	$14.96	$13.36	$11.07

Total Return(c)	17.05%	(21.46)%	12.47%	22.24%	24.44%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,451	$3,078	$8,229	$1,883	$539

Ratio of expenses to average net assets
Before expense limitation	2.02%	1.76%	1.72%	2.02%	2.12%

After expense limitation/recoupment(d)	1.75%	1.75%	1.72%	1.75%	1.76%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.24%	(0.06)%	(0.07)%	0.17%	0.34%
After expense limitation/recoupment	0.51%	(0.05)%	(0.07)%	0.44%	0.70%
Portfolio turnover rate	81%	48%	33%	56%	41%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

82	FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Utilities Fund

Class S	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$8.03	$7.90	$7.22	$6.81	$6.29

Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.30	0.28	0.22	0.20	0.20
Net realized and unrealized gains/(losses) on investments	1.43	0.11	0.69	0.43	0.55
Total from investment operations	1.73	0.39	0.91	0.63	0.75

Less dividends and distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.23)	(0.22)	(0.23)
Total dividends and distributions	(0.27)	(0.26)	(0.23)	(0.22)	(0.23)

Net asset value, end of period	$9.49	$8.03	$7.90	$7.22	$6.81

Total Return	21.74%	4.93%	12.69%	9.25%	12.01%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$43,864	$19,107	$17,920	$29,117	$23,524

Ratio of expenses to average net assets
Before expense limitation	1.59%	1.70%	1.52%	1.62%	1.53%

After expense limitation/recoupment(b)	1.50%	1.50%	1.50%	1.51%	1.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.15%	3.12%	2.84%	2.71%	3.00%
After expense limitation/recoupment	3.24%	3.32%	2.86%	2.81%	3.02%
Portfolio turnover rate	168%	243%	107%	121%	51%

(a)	Calculated using the average shares method.
(b)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

FINANCIAL HIGHLIGHTS	83

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Presented

ICON Utilities Fund

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$7.92	$7.81	$7.14	$6.73	$6.24

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.28	0.26	0.21	0.18	0.20
Net realized and unrealized gains/(losses) on investments	1.40	0.11	0.68	0.42	0.53
Total from investment operations	1.68	0.37	0.89	0.60	0.73

Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.22)	(0.19)	(0.24)
Total dividends and distributions	(0.25)	(0.26)	(0.22)	(0.19)	(0.24)

Net asset value, end of period	$9.35	$7.92	$7.81	$7.14	$6.73

Total Return(c)	21.29%	4.63%	12.44%	8.96%	11.81%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,868	$5,679	$2,517	$2,402	$7,113

Ratio of expenses to average net assets
Before expense limitation	1.79%	1.89%	1.81%	1.74%	1.70%

After expense limitation/recoupment(d)	1.75%	1.75%	1.75%	1.74%	1.70%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.10%	3.04%	2.69%	2.55%	3.03%
After expense limitation/recoupment	3.14%	3.18%	2.75%	2.55%	3.03%
Portfolio turnover rate	168%	243%	107%	121%	51%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

84	FINANCIAL HIGHLIGHTS

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  income and transaction history

∎  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non affiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	85

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

∎  open an account or enter into an investment advisory contract

∎  provide account information or give us your contact information

∎  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

∎  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ ICON doesn’t jointly market

86	FUNDS PRIVACY INFORMATION

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds’ Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds’ Annual and Semiannual Reports contain the Funds’ financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442
By Mail:	ICON Funds; P.O. Box 1920, Denver, CO 80201
In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111
By E-mail:	info@iconadvisers.com
On the Internet:	ICON Funds website: www.iconfunds.com
EDGAR database on the SEC site: www.sec.gov
By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):
E-mail the Securities and Exchange Commission at publicinfo@sec.gov
SEC’s Public Reference Section; Washington, D.C. 20549-0102
Visit or Write:
Call 1-202-551-8090 for information about the operation of the Public Reference Room

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442    •    WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. 811-7883

PROSPECTUS

ICON INTERNATIONAL FUNDS

JANUARY 26, 2017

	CLASS A	CLASS C	CLASS S

ICON EMERGING MARKETS FUND	IPCAX		ICARX

ICON INTERNATIONAL EQUITY FUND	IIQAX	IIQCX	ICNEX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

1-800-764-0442     •    www.iconfunds.com

FUND SUMMARIES

ICON EMERGING MARKETS FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 21 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Sevice (12b-1) Fees	0.25%		0.00%
Other Expenses	0.88%		0.80%
Expense Recoupments[1]	0.03%		0.05%
Total Annual Fund Operating Expenses	2.16%		1.85%
Expense Reimbursement[1]	(0.36)%		(0.30)%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.80%		1.55%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

During the year ended September 30, 2016, ICON Advisers waived $21,774 and $84,977 and recouped $1,786 and $12,958 of Class A and S expenses, respectively. At September 30, 2016, ICON Advisers was waiving expenses for Class A and S.

[2]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON Advisers has contractually agreed to limit the total expenses of the Class S shares of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.55%. This expense limitation may be terminated at any time after January 31, 2018 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,109	$1,532	$2,804
Class S	$158	$552	$972	$2,142

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of the portfolio.

2	FUND SUMMARIES — EMERGING MARKETS FUND

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify industries and sectors in emerging market securities that ICON’s methodology suggests are underpriced or overpriced relative to our calculation of intrinsic value. ICON believes that equity markets go through themes over time. Simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We compute a value-to-price ratio for the securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders. We sell industries we believe are overpriced and buy industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes without restrictions on market capitalization. The Fund may invest up to 25% of its assets in a single industry. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers whose principal activities are in an emerging market, or are economically tied to an emerging market country.

In general, countries may be considered emerging or developing if they are included on any one of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, classified as a developing or emerging market or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund. For purposes of the Fund’s investments, a determination is made that an issuer’s principal activities are in an emerging market country or that an issuer is economically tied to an emerging market country by utilizing the Morgan Stanley Capital International (“MSCI”) global classification of securities methodology (“MSCI Global Classification”). The MSCI Global Classification, in general, looks at the country of incorporation and where the securities are primarily listed. However, in some situations additional factors may also need to be considered, such as: the geographic distribution of the issuer’s operations (in terms of assets and production); the location of its headquarters; and the country in which investors consider the issuer to be most appropriately classified. Such a determination can also be based, in whole or in part, on classifications under the MSCI Emerging Markets Economic Index. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Special Risks of Developing and Emerging Markets.  The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

Regional Focus.  At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than the Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

FUND SUMMARIES — EMERGING MARKETS FUND	3

Globalization Risks.  The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Non-Diversified Portfolio Risk.  The ICON Emerging Markets Fund is “non-diversified” which means that a Fund may own larger positions in a smaller number of securities than funds that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of a diversified fund.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies, which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

4	FUND SUMMARIES — EMERGING MARKETS FUND

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Effective May 5, 2014 the Fund changed its principle investment strategy. The performance shown is of the Fund before the change and current performance will differ. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S Shares

Best Quarter: Q2 2009 35.82%        Worst Quarter: Q3 2008 -25.02%

Average Annual Total Returns

for the Periods ended 12/31/16

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Emerging Markets Fund
Class S	2/25/1997
Return Before Taxes		0.84%	4.92%	1.03%	2.50%
Return After Taxes on Distributions		0.84%	4.88%	0.57%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares		0.48%	3.84%	0.79%	1.99%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		11.60%	1.64%	2.17%	5.42%
Class A^	5/31/2006	-5.22%	3.43%	0.18%	0.85%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		11.60%	1.64%	2.17%	4.09%

^	Class C merged into Class A effective January 10, 2017. Former Class C shareholder performance may be different.

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Scott Snyder and Rob Young are Co-Portfolio Managers of the Fund. Mr. Snyder has managed the Fund since September 2015 and Mr. Young became Co-Portfolio Manager in January 2017.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920 Denver, CO 80201).

FUND SUMMARIES — EMERGING MARKETS FUND	5

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, in which case you may be taxed upon withdrawal from such tax-deferred entities.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	FUND SUMMARIES — EMERGING MARKETS FUND

ICON INTERNATIONAL EQUITY FUND

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 21 of the Fund’s prospectus, and in “Sales Charge” on page 62 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[1]	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[1]	1.00%	*	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	1.18%		1.13%	0.45%
Total Annual Fund Operating Expenses	2.43%		3.13%	1.45%
Expense Reimbursement[2]	(0.63)%		(0.58)%	0.00%
Net Annual Fund Operating Expenses After Expense Reimbursement[2]	1.80%		2.55%	1.45%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[2]

ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%, an annual rate for Class C of 2.55% and an annual rate of 1.55% for Class S. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,109	$1,561	$2,978
Class C	$358	$793	$1,418	$3,255
Class S	$148	$459	$792	$1,733

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$258	$793	$1,418	$3,255

FUND SUMMARIES — INTERNATIONAL EQUITY FUND	7

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198% of the average value of its whole portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell industries ICON believes are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

•

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

•

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

•

Portfolio Turnover Risk.  The Fund is an actively managed mutual fund that buys and sells securities using a value-based quantitative methodology. ICON regularly evaluates the securities in its portfolio and rebalances the portfolio based on the value of the securities, industries, sectors and countries held by the Fund. Trading necessarily follows ICON’s active management style. Rebalancing the portfolio may require actively trading the Fund’s securities, which can lead to a Fund composition that deviates considerably from the Fund’s benchmark. Moreover, while ICON hopes its investors purchase for the long term, shareholders buy and sell securities and mutual funds for various reasons, which generally requires the Portfolio Manager to make buy and sell decisions daily, and thus to trade. Active trading generates transaction costs which, in turn, can affect performance. A portfolio with higher turnover may thus underperform a comparable portfolio with a lower turnover rate, if the Portfolio Manager’s decisions to trade based on value are not realized by the market.

•

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may offer greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

•

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

8	FUND SUMMARIES — INTERNATIONAL EQUITY FUND

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S Shares

Best Quarter: Q2 2009 29.20%        Worst Quarter: Q3 2011 -29.78%

Average Annual Total Returns

for the Periods ended 12/31/16

Inception Date

1 Year

5 Years

10 Years

Since Inception

  ICON International Equity
Fund

Class S

2/18/1997

Return Before Taxes

-5.36%

2.71%

-1.81%

4.34%

  Return After Taxes on
Distributions

-5.36%

2.69%

-2.24%

3.44%

  Return After Taxes on Distributions and
Sale of Fund Shares

-3.03%

2.10%

-1.30%

3.42%

  MSCI ACWI
ex-U.S. (reflects no deduction for fees, expenses, or taxes)

5.01%

5.48%

1.42%

5.01%

Class A

5/31/2006

-11.05%

1.12%

-2.78%

-1.70%

  MSCI ACWI
ex-U.S. (reflects no deduction for fees, expenses, or taxes)

5.01%

5.48%

1.42%

2.73%

Class C

2/19/2004

-7.43%

1.57%

-2.95%

1.42%

  MSCI ACWI
ex-U.S. (reflects no deduction for fees, expenses, or taxes)

5.01%

5.48%

1.42%

5.38%

After-tax performance is shown only for the Fund’s Class S Shares. After-tax performance for the Fund’s Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Scott Snyder and Rob Young are Co-Portfolio Managers of the Fund. Mr. Snyder has managed the Fund since September 2005 and Mr. Young became Co-Portfolio Manager in
January 2017.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an
Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares
of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920 Denver, CO 80201).

FUND SUMMARIES — INTERNATIONAL EQUITY FUND

9

Tax Information:  The Fund
intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, in which case you may be taxed upon withdrawal from such tax-deferred entities.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the
Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the
Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

FUND SUMMARIES — INTERNATIONAL EQUITY FUND

MORE ABOUT FUND SUMMARIES

The Funds’ investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in each “Fund
Summaries” section of the Prospectus. Additional information about the Funds’ investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (where applicable), but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The
Funds’ portfolios may differ significantly in holdings and composition from the indexes. You may not invest directly in these indexes.

•

The unmanaged MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index, as of January 1, 2016 consists of the following 23 emerging market country indices: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico,
Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•

The MSCI All-Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Factset Research Systems, Inc. (“FactSet”) is the source for the index returns included in this Prospectus.

MORE ABOUT FUND SUMMARIES

11

MORE ABOUT INVESTMENT STRATEGIES AND
RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The
Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Overall Investment Strategy for the ICON International Funds

ICON Advisers, Inc. (“ICON”), the Funds’ investment adviser, uses a disciplined methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Industry, sector and country rotation of both international and domestic equity investments distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these
fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and ten basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We
then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We compute a value-to-price ratio for most of the securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

In addition to identifying industries over- or underpriced relative to the broad market, we may factor in relative strength. In general, relative strength is a measure of the performance of an industry in relation to the performance of the broader market over a period of time.

Multi-Cap Approach

Many investment managers characterize their style as falling into one of nine style boxes: by a company’s market capitalization (small-cap, mid-cap, or large-cap)
and by style (either value, blend or growth). The ICON Funds are managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The ICON Funds have the freedom to invest in small-, mid-, and large-size companies because we believe stocks migrate through the grid over time.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures
related to the disclosure of the Funds’ portfolio securities is available at www.iconfunds.com and in the Funds’ SAI.

Other
Portfolio Investments and Strategies

Foreign Securities.  The Funds normally invest 80% of their net assets in securities traded outside the U.S. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs and GDRs.  The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and
Global Depositary Receipts (“GDRs”). GDRs are very similar to ADRs except they may be issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs and GDRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may

12

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

adversely affect the value of the ADR or GDR. ADRs and GDRs are considered foreign securities for purposes of the 80% investment stated above under foreign securities.

Fixed-Income Securities.  While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations. The Funds have no maturity policy for fixed-income securities, and may invest in fixed-income securities of any duration.

Securities That Are Not Readily Marketable.  Each Fund
may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies.  The Funds may
acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives.  A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, forward contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. The Funds may look through to the underlying security for certain derivatives, such as options, for inclusion in determining the 80% test of a Fund’s investment strategy. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments.  In times of unstable or
adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio
Turnover.  The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%.

A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Securities
Lending.  The Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested in securities approved by the Funds.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

13

There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

More About Risk

These Funds are mutual funds
— pooled investments that are professionally managed and provide the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they do not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in a Fund.

An investment in the Funds is
not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Funds’ investments are subject to changes in their value from a number of factors, including:

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments. These risks include:

Market Risk.  Foreign markets have less trading volume than U.S. markets, are not generally as liquid, and may be more volatile than those in the United States. In markets where trading volume has increased, some markets do not have the technology to handle increased orders from online trades or otherwise. Brokerage commissions and other transaction costs are generally higher than in the United States and settlement periods may be longer.

Regulatory Risk.  There may be
less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Foreign regulatory bodies are not always independent, and have far fewer resources to monitor illegal or improper activity than in the U.S. Also, accounting, auditing, and financial reporting standards may be less uniform than in the U.S. and, in many cases less transparent. The differences in the financial standards could have a material impact on the integrity of the financial data released by foreign companies to the public. The corporate governance standards which help ensure the integrity of public information in the U.S. may not exist in foreign countries.

Exchange control regulations or currency restrictions could prevent cash from being brought back into the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may also be subject to withholding taxes in foreign countries and could experience difficulty in pursuing legal remedies and collecting judgments.

Currency Risk.  The Funds receive substantially all of their revenue in foreign currencies and the net asset values of the Funds will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

Political Risk.  Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and
political, economic or social instability.

Emerging Market Risk.  While the Funds, other than the Emerging Markets Fund, expect to invest a substantial portion of their assets in the securities of issuers located in developed countries, the Funds may also invest a substantial portion in the securities of issuers located in emerging countries. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies in emerging markets may have more volatile share prices and be less liquid than those of securities issued by companies in more developed countries. Settlements of trades may be subject to greater delays, thus the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. The governments of emerging or developing countries may also be more unstable than the governments of more developed countries, and developed countries may uses economic sanctions, including restrictions

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MORE ABOUT INVESTMENT STRATEGIES AND RISKS

or divestiture of investing in companies of such countries as a political or economic tool, thereby adversely affecting the marketability and value of such securities.

Eurozone Investment Risk.  The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the administration of a common single market, consisting of, among other things, a single currency, the euro, and a common trade policy.

The recent global economic crisis has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of the countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB), the International Monetary Fund, or other governments and institutions to address those issues. Failure of one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn, which could have a significant adverse effect on the value of investments in those or other European countries. EU countries that have adopted the euro as its currency are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, such countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the Monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to adversely impacted market values of Eurozone and various other securities and currencies, possibly redenominating of certain securities into less valuable local currencies, and producing more volatile and illiquid markets. Were such to occur, any
Fund holding securities of EU companies may be significantly and adversely impacted as the liquidity and value of such securities evaporates.

Company Risk.  The securities in the Funds’ portfolios may not perform as expected. Factors that can negatively affect a particular security’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk.  There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments.  The
Funds’ investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  When interest rates change, the value of a Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates.
For example, when interest rates rise, debt security prices generally fall.

Credit Risk.  The value of the debt
securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security will decline because investors may demand a higher rate of return.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

15

THE
FUNDS’ INVESTMENT MANAGER

Management and Administrative Fees

ICON serves as investment adviser to each Fund and is responsible for selecting the Funds’ investments and handling their day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the
Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2016, ICON Advisers had $2.2 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.1 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $189 million that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as
ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing each Fund’s investments. For the fiscal year ended September 30, 2016, each Fund paid an annual management fee equal to 1.00% of each Fund’s average daily net assets.

ICON also provides administrative services to the Funds. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended September 30,
2016.

As discussed in each Fund Summary, ICON Advisers has contractually agreed to waive expenses for certain funds/classes. As of
September 30, 2016, the following amounts were still available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund

2017

2018

2019

ICON Emerging Markets Fund

$49,592

$128,006

$119,653

ICON International Equity Fund

29,665

34,662

38,568

Portfolio Managers

The primary Portfolio Manager(s) for each Fund are:

Fund

Portfolio Manager

Tenure

ICON Emerging Markets Fund

Scott Snyder, CFA

Since January 2017

Rob Young, CFA

Since January 2017

ICON International Equity Fund

Scott Snyder, CFA

Since November 2005

Rob Young, CFA

Since January 2017

Scott Snyder, CFA, joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a
Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University and a MBA from the University of Denver. He holds the FINRA Series 7 and 63 registrations.

Rob Young, CFA, joined ICON in 2015 as a Research
Analyst. Mr. Young was promoted to a Portfolio Manager in January 2017. From 2013-2015, he was a VP of Equity Institutional Sales at DA Davidson. Previously, he was a Senior Equity Analyst at Wm Smith and Co from 2007-2013. Mr. Young received his
Bachelor of Science degree in Finance, along with his MBA from the University of Denver. He holds the Series 7, 63, 68 and 87 registrations.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee member and their personal ownership of the ICON Funds.

16

THE FUNDS’ INVESTMENT MANAGER

Investment Committee Members

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each Fund is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of the
Fund’s portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant sector, country or Fund except the ICON Emerging Markets Fund which is team managed. The Portfolio Manager assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the securities within the sector.

In addition to
the portfolio managers, the ICON Investment Committee includes the following members:

Craig Callahan is the company Founder, Chief Executive
Officer, President and Chairman of the Investment Committee of ICON Advisers, Inc. Mr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from
Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer. He holds the FINRA series 7,24,63,65 and 66 registrations.

Zach Jonson, CFA, joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment
Committee as a Portfolio Manager in 2007. In 2012, Mr. Jonson was appointed Director of Fund Management. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver. He holds the FINRA series 7 and 63 registrations.

Donovan “Jerry” Paul, CFA, joined ICON in July 2013 as a Portfolio Manager.
Mr. Paul is Senior Vice President of Fixed Income. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital
Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011) and Senior Vice President Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa. He holds the FINRA Series 7 and 63 registrations.

Derek Rollingson joined ICON in 2000 as a junior member of the Investment Committee and subsequently became a senior member. In 2003, he was promoted to Portfolio Manager. Mr. Rollingson is a Senior Vice President of Investment Management. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000. He holds a bachelor’s degree in Business Management Finance and Minor in Statistics from Brigham Young University and has an MSF from the University of Denver. He holds the Series 7, 63, and 66 registrations.

THE FUNDS’ INVESTMENT MANAGER

17

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you
pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value (“NAV”). NAV per share of each share class is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds’ securities holdings on such days may affect the value of the Funds’ shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Foreign securities traded in countries outside of the
Western Hemisphere are fair valued daily based on procedures established by the Funds’ Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Funds’ portfolios. If a market quotation is not readily available or is unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps protect the interests of long-term shareholders in the Funds.

The NAV
of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance. If a Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the
Funds’ transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary receives such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, except in extraordinary events, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

18

YOUR SHARE PRICE

ABOUT YOUR
INVESTMENT

INVESTING IN THE ICON FUNDS

Policy Regarding Excessive Short-Term Trading and Market Timing

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•

  Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•

Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•

  Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

•

Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to excessively trade the Funds in a manner to harm fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Funds. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

Funds
that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time-zone arbitrage that attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market timing. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds, including time-zone arbitrage:

•

Shareholder trade activity monitoring;

•

Trading guidelines; and

•

Specific use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a
short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of a Fund’s shares may result in additional costs that are borne by a Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Funds.

Trade
Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the

INVESTING IN THE ICON FUNDS

19

intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether or not such shareholder exceeds such guidelines. A Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of our short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair valuation of certain foreign securities. The Funds’ Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

20

INVESTING IN THE ICON FUNDS

ABOUT YOUR
INVESTMENT

CLASSES OF SHARES, SALES
CHARGE AND DISTRIBUTION ARRANGEMENTS

Classes of Shares

Each Fund currently offers three classes of shares: Class A, Class C and Class S.

Class S shares of the Funds are offered, generally, to existing individual investors Class S shareholders, institutional investors, platform sales and affiliates of or directly through ICON and can also be purchased by:

•

A bank, trust company or other type of depository institution;

•

An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•

A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•

  Other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare, or other employee benefit plans (“Eligible Benefit Plan”).

•

  Shares purchased by investment representatives through fee-based investment products or accounts.

ICON Advisers reserves the right, in its sole discretion, to reimburse certain expenses of Class S shareholders who have or make a significant investment in the Funds. The reimbursement will not be paid by the Funds. An individual investor transacting in Class S shares on a brokerage platform may be required to pay a commission to a broker. ICON reserves the right to change or waive the investment criteria for Class S shares.

Using a Financial Intermediary

Class A shares must be purchased by or through a financial intermediary. If you purchase shares through a financial adviser or broker, they may impose policies, limitations and fees which are in addition to or different from those described in this Prospectus. Please read your financial intermediary’s program materials carefully. As a result of the merger of Class I with and into
Class A, if you owned Class I shares of a particular Fund prior to January 23, 2012, you may continue to purchase Class A shares of that particular Fund directly from ICON. The investor will be required to provide current broker/dealer information upon purchase.

Please refer to Appendix A for additional waiver disclosures.

Sales Charges

The following describes the
sales charges and fees you will pay as an investor in Class A and Class C shares offered by the ICON Funds:

Class A

Class A shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable.
Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge for each Fund is as follows:

Your Investment

  Sales Charge
 as a % of
Offering Price

  Sales Charge
as a % of Your Investment

  Dealer   Commission   as a % of
Offering Price

Less than $25,000

5.75%

6.10%

5.00%

$25,000 but less than $50,000

5.00%

5.26%

4.25%

$50,000 but less than $100,000

4.50%

4.71%

3.75%

$100,000 but less than $250,000

3.50%

3.63%

2.75%

$250,000 but less than $500,000

2.50%

2.56%

2.00%

$500,000 but less than $750,000

2.00%

2.04%

1.60%

$750,000 but less than $1 million

1.50%

1.52%

1.20%

$1 million and above

0.00%

0.00%

1.00%
[1]

[1]

If you invest $1,000,000 or more in Class A Shares, you will not pay an initial sales charge. In that case, ICON Distributors, Inc. compensates the financial intermediary from its own resources. See the SAI for details. However, if you redeem these shares within one year after purchase, you may be charged a contingent deferred sales charge of 1.00%. Such contingent deferred sales charges may be waived.

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION
ARRANGEMENTS

21

The sales charge, expressed as a percentage
of the offering price of your investment, may be higher or lower than the percentages described in the table due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1.00% charge, described below, due to rounding. Except as provided under “Contingent Deferred Sales Charge Waivers” below, investments in
Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost of shares being sold.

There are several ways to reduce or eliminate your sales charges.

Contact your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform your investment professional of the existence of other accounts, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records to your investment professional or any other financial intermediary regarding shares of ICON Funds held in all accounts by you and/or members of your immediate family.

Purchases Not Subject to Sales Charges on Class A Shares

The following purchases may
not be subject to any initial or contingent deferred sales charges, if the Funds are notified of the nature of the investment:

•

shareholders of Class I shares prior to January 23, 2012 who continue to purchase Class A shares of that particular Fund at NAV directly with
ICON. The investor will be required to provide current broker/dealer information upon purchase.

•

  shares purchased by investment representatives through fee-based investment products or accounts or by investors through an Eligible Benefit Plan.

•

shares purchased through financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

•

  other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare or other employee benefit plans.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

The Distributor may pay dealers up to 1% on investments made in Class A with no initial sales charge.

The Funds may reimburse the Distributor for these payments through the Funds’ distribution plan.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell the Funds and employees of ICON Advisers and affiliates. Please see the SAI for more information.

Initial Sales Charge
Reductions on Class A Shares

You may qualify for reduced initial sales charges under the privileges set forth below. You may combine your Class A investments with the Class A investments of your spouse, children under the age of 21 and grandchildren under the age of 21 (“family members”) to qualify for such privileges.

•

Letter of Intent.  You inform the Fund in writing that you intend to purchase enough shares over a
13-month period to qualify for a reduced sales charge. At your request, purchases made during the previous 90 days may be included in calculating this amount. Generally, 5% of shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges. Appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases.

22

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION
ARRANGEMENTS

•

  Concurrent Purchases.  You may combine simultaneous purchases of Class A shares of two or more ICON Funds to qualify for reduced sales charges.

•

Rights of Accumulation.  When the value of Class A shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added Class A investment will qualify for the reduced sales charge. To determine whether the sales charge reduction applies, the value of the Class A shares you already own will be calculated by using the higher of the current value or the original investment amount less any withdrawals. If you make a gift of shares, upon your request, you may purchase the Class A shares at the sales charge reduction allowed under rights of accumulation. Only Class A share balances currently held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Class A shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of ICON
Funds Class A share investments held by the members of your immediate family including the value of ICON Funds Class A share investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such Class A balances also currently held in an account through a financial services firm through whom you are making your current purchase. However, the value of ICON Funds Class A investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

•

Aggregating Accounts.  Class A share investments made by you and your family members may be aggregated to receive a reduced sales charge if made for your own account(s) and/or certain other accounts, such as

•

trust accounts established by the above individuals (however if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts or the primary beneficiary of the trust);

•

solely controlled business accounts;

•

single participant plans

Repurchasing Fund Class A Shares

You may apply proceeds from redeeming Class A shares of the Funds to repurchase Class A shares of any ICON Funds without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify ICON Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 90 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of repurchase.

Class C

Sales Charges (Load)

No front-end sales charge. A contingent deferred sales charge (CDSC) of 1.00% may be imposed on shares redeemed within one year after purchase.
The contingent deferred sales charge is based on the original purchase cost.

There is no CDSC on reinvested dividends or distributions. If you sell some but not all of your Class C shares, any shares not subject to the CDSC (i.e., shares purchased through reinvested dividends) will be redeemed first.

Contingent Deferred Sales
Charge Waivers

The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

•

Permitted exchanges of Class A for a Class A share or Class C for a Class C share, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•

Tax-free returns of excess contributions to IRAs;

•

  Redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION
ARRANGEMENTS

23

•

  Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

•

Redemptions from individual employee benefit plan participants provided that the employee benefit plan does not redeem;

The contingent deferred sales charge on Class A shares may also be waived in the following cases:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70
1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•

Redemptions through a systematic withdrawal plan (including any dividends and/or capital gain distributions taken in cash).

The contingent deferred sales charge on Class C shares may be waived in the following types of transaction:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70
1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

•

  if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

You may obtain more information about sales charge reductions and waivers by going to www.iconfunds.com from the
Statement of Additional Information or your financial adviser.

You may be able to exchange your shares to a different share class of the same
Fund if it has a lower expense ratio provided certain conditions are met. This exchange feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Distributor specific for this purpose. In such an instance, your shares may be exchanged under certain circumstances. Class C shares may not be eligible for exchange until the CDSC period has expired; please contact your financial intermediary regarding the tax consequences of any exchange and for additional information and restrictions. Not all share classes are available through all intermediaries.

Rule 12b-1 Fees

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of
Class A and Class C shares and for other shareholder services. Because the fees are paid out of a class’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

•

placing your orders;

•

providing investment advice, research and other advisory services;

•

handling correspondence for individual accounts; and

•

issuing shareholder statements and reports.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON
Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON
Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also

24

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION
ARRANGEMENTS

take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including
ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

ALPS Fund Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Funds may reimburse ICON for all or a portion of these fees. Servicing Agents receiving such fees may also receive 12b-1 fees.

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION
ARRANGEMENTS

25

ABOUT YOUR
INVESTMENT

OPENING AN ACCOUNT

Types of Accounts

The following types of
account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before
this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other
Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s)
authorized to act on this account.

Retirement Accounts

You may set up the following retirement and similar accounts:

Traditional and
Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute a specified amount annually.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) generally retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee
Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

SIMPLE (Savings Incentive Match
Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly
Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

26

OPENING AN ACCOUNT

Each year you will be
charged a $10 custodial fee per Social Security number for IRA and Coverdell accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

403(b) Accounts

403(b) accounts must be
purchased through representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax rules and consequences of any investment option and account type.

Please be advised that under the laws of certain states, your property may be transferred (escheated) to the state if no activity occurs in your account for a period specified by state law.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•

$1,000 minimum per Fund

•

No minimum if you begin an Automatic Investment Plan

Class S shares may require a separate application and have different investment procedures. For significant investments, contact ICON Advisers at 1-800-828-4881.

Minimum Additional Investments

•

In general, $100 per Fund for additional investments

•

In general, $100 per Fund for Automatic Investment Plan payments

OPENING AN ACCOUNT

27

ABOUT YOUR
INVESTMENT

DOING BUSINESS WITH THE ICON
FUNDS

How to Open an Account

By Phone 1-800-764-0442

If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Funds do not accept third-party checks or money orders.

We cannot establish new accounts with cash or other cash
equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money-orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

  By Mail   ICON Funds
 P.O. Box 1920   Denver, CO 80201
 Overnight:   ICON Funds
 1290 Broadway, Suite 1100   Denver, CO
80203

Complete the proper application which you can request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or other cash equivalents. Cash equivalents include but are not limited to: cashier’s checks, money-orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

  By Wire   Colorado State Bank
and Trust   ABA 102000607   ICON
Operating   8095353535   Credit: Shareholder
name and account number

  Complete and mail the proper application. Call ICON Funds at
1-800-764-0442 to obtain your account number, then wire your funds.

  Through Our Website
www.iconfunds.com

  You may establish an account by visiting the Funds’ website at www.iconfunds.com.
 Or you can download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

28

DOING BUSINESS WITH THE ICON FUNDS

How to Add to an Account

How to Redeem Shares

How to Exchange Shares

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic
Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.

Minimum redemption — $100. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed by phone is $50,000 per social security number per day. There is no limit on the amount redeemed and no signature guarantee required with a written request to send the proceeds to the address or bank of record.

If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Funds do not accept cash
equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’
checks.

In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds to the address or bank of record. A Medallion Signature Guarantee is required if sent to a different address or bank account of record.

In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into.
All account owners need to sign the request exactly as their names appear on the account.

  Wire funds to:   Colorado State Bank
and Trust   ABA 102000607   ICON
Operating   8095353535   Credit: Shareholder
Name and Account Number

Monies are usually received the business day after you sell. The Funds do not charge a fee for redemptions proceeds sent by wire.

Not applicable.

You can make electronic purchases directly from a checking or savings account via the Funds’ website www.iconfunds.com.

You may request a redemption via the Funds’ website www.iconfunds.com. We can send proceeds to the address or bank of record. A
Medallion Signature Guarantee is required for transactions sent to a different address or bank account of record.

You may request an exchange via the Funds’ website www.iconfunds.com.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per Fund per month. We charge no fee for AIP.

Systematic Withdrawal Plan permits you to receive a fixed sum on a periodic basis. Payments may be sent electronically to your bank of record or to you in check form.

Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

DOING BUSINESS WITH THE ICON FUNDS

29

ABOUT YOUR
INVESTMENT

REDEEMING SHARES

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of
instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Medallion Signature
Guarantee

In an effort to protect your account, we generally require a signature guarantee by an eligible signature guarantor if you request:

•

to change account ownership

•

a redemption check made payable to anyone other than the shareholder(s) of record

•

a redemption check or wire sent to an address or bank other than the address or bank of record

•

an electronic funds transfer or wire sent to a bank account of record that has been changed within 15 days of request

•

a redemption check mailed to an address of record that has been changed within 15 days of your request

We will accept a guarantee of your signature by a number of different types of financial institutions. Call us for additional information. Some institutions have transaction maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

30

REDEEMING SHARES

Redemption Proceeds

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Medallion Signature Guarantee above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

Proceeds are usually
received the business day after the date you sell. The Funds do not charge a fee for redemption proceeds sent by wire.

By Electronic
Funds Transfer

Electronic Funds Transfers are sent to the bank account of record. If you request that an electronic funds transfer be sent to another bank account, we require a signature guarantee (see Medallion Signature Guarantee, above). Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

By Overnight Delivery

Unless otherwise specified, if you want your money mailed to you on an expedited basis, an overnight mailing charge of $22 will be deducted from your redemption proceeds.

The Funds also reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

REDEEMING SHARES

31

ABOUT YOUR
INVESTMENT

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account.
For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will be accepted only if accompanied by a permanent street address. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account if clarifying information and documentation are not received.

The
Funds accept investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

New purchases will not be allowed on shareholder accounts that have been coded with a “stop mail” flag due to previously returned mail.

Transactions Conducted by Phone or Fax

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Fund, or one of its service providers or intermediaries, may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•

requiring personal identification prior to acting upon instructions

•

providing written confirmation of such transactions

•

recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

Effective Date of Transactions

Transaction
requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the
Funds’ transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the

32

TRANSACTION POLICIES

NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

The Funds do not consider the US Postal Service or other independent delivery services to be their agents.
Therefore, deposit in the mail or with such services, or receipt at the ICON Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

U.S. Dollars

Purchases need to be made in
U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Funds will accept cash equivalents for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee of $25 for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Taxpayer
Identification Number

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The
Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal
Revenue Service for failure to report the shareholder’s taxpayer identification number on required reports.

Account Minimums

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•

reject any investment or exchange

•

cancel any purchase due to nonpayment or insufficient investor information

•

modify the conditions of purchase or sale at any time

•

waive or lower investment minimums or requirements

•

limit the amount that may be purchased

•

  close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

•

suspend the offering of shares

TRANSACTION POLICIES

33

ABOUT YOUR
INVESTMENT

FOR MORE INFORMATION ABOUT
YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•

  By
Phone:  1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•

  ICON Funds Website:  By visiting www.iconfunds.com, you can view the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

34

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

ABOUT YOUR
INVESTMENT

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form or login to your account via the Funds’ website at www.iconfunds.com to perform the following services:

Automatic Investment Plan (AIP)

Allows you to
generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Electronic Funds Transfer allows you to make electronic
purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are automated Clearing House members may be used for Electronic Funds Transfer transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after banking instructions are added to an account for Electronic Funds Transfer to be available.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a periodic basis. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Funds’ costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

ESTABLISHING ADDITIONAL SERVICES

35

DIVIDENDS AND OTHER DISTRIBUTIONS

The Funds intend to distribute all or a portion of any net investment income and net capital gains, if any, generally on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

36

DIVIDENDS AND OTHER DISTRIBUTIONS

TAXES

Fund
dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment
income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the American Taxpayer Relief Act of 2012, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund’s total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The American Taxpayer Relief
Act of 2012 may reduce the rate applicable to long-term capital gains through at least 2013. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

TAXES

37

APPENDIX A

Merrill Lynch Sales Waiver Information

The
availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or
through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by
third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)

Shares purchased
through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and
registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from
the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of
a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of
a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired
through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation
(ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

[Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time] (if applicable)

38

MERRILL LYNCH SALES WAIVER INFORMATION

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund’s shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by Cohen & Company, Ltd. (“Cohen”). Cohen’s report and the Funds’ financial statements are included in the Funds’ 2016 Annual Report, which is available upon request and at www.iconfunds.com.

FINANCIAL HIGHLIGHTS

39

ICON Emerging Markets Fund

Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class S

Year Ended September 30, 2016

Year Ended September 30, 2015

Year Ended September 30, 2014

Year Ended September 30, 2013

Year Ended September 30, 2012

Net asset value, beginning of period

$
12.95

$
13.72

$
13.51

$
12.21

$
10.12

Income/(loss) from investment operations:

Net investment income/(loss)(a)

(0.00)

(b)

(0.03)

(0.03)

0.06

0.11

Net realized and unrealized gains/(losses) on investments

1.33

(0.74)

0.27

1.33

2.02

Total from investment operations

1.33

(0.77)

0.24

1.39

2.13

Less dividends and distributions:

Dividends from net investment income

–

–

(0.03)

(0.09)

(0.04)

Total dividends and distributions

–

–

(0.03)

(0.09)

(0.04)

Net asset value, end of period

$
14.28

$
12.95

$
13.72

$
13.51

$
12.21

Total Return

10.27
%

(5.61)
%

1.78
%

11.44
%

21.16
%

Ratios and Supplemental Data

Net assets, end of period (in 000s)

$
45,786

$
16,123

$
8,942

$
29,053

$
37,969

Ratio of expenses to average net assets

Before expense limitation

1.85
%

2.44
%

2.11
%

1.64
%

1.50
%

After expense limitation/ recoupment

1.55
%

1.55
%

1.88%

(c)

1.64
%

1.50
%

Ratio of net investment income/(loss) to average net assets

Before expense limitation

(0.32)
%

(1.08)
%

(0.42)
%

0.46
%

0.96
%

After expense limitation/ recoupment

(0.02)
%

(0.19)
%

(0.19)
%

0.46
%

0.96
%

Portfolio turnover rate

156
%

76
%

92
%

60
%

72
%

(a)
Calculated using the average shares method.

(b)
Amount less than $(0.005).

(c)

Effective May 5, 2014, Class S’s operating expenses, not including interest expense, were contractually limited to the amounts discussed in Note
3. The ratios in these financial highlights reflect the limitation, including the interest expense.

40

www.iconfunds.com

ICON Emerging Markets Fund

Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class C

Year Ended September 30, 2016

Year Ended September 30, 2015

Year Ended September 30, 2014

Year Ended September 30, 2013

Year Ended September 30, 2012

Net asset value, beginning of period

$
12.30

$
13.18

$
13.06

$
11.84

$
9.88

Income/(loss) from investment operations:

Net investment income/(loss)(a)

(0.15)

(0.17)

(0.11)

(0.05)

0.01

Net realized and unrealized gains/(losses) on investments

1.27

(0.71)

0.23

1.28

1.95

Total from investment operations

1.12

(0.88)

0.12

1.23

1.96

Less dividends and distributions:

Dividends from net investment income

–

–

–

(0.01)

–

Total dividends and distributions

–

–

–

(0.01)

–

Net asset value, end of period

$
13.42

$
12.30

$
13.18

$
13.06

$
11.84

  Total Return(b)

9.11
%

(6.68)
%

0.92
%

10.44
%

19.84
%

Ratios and Supplemental Data

Net assets, end of period (in 000s)

$
1,012

$
601

$
762

$
832

$
869

Ratio of expenses to average net assets

Before expense limitation

4.07
%

5.11
%

4.65
%

3.76
%

3.91
%

After expense limitation/ recoupment (c)

2.55
%

2.55
%

2.78
%

2.56
%

2.55
%

Ratio of net investment income/(loss) to average net assets

Before expense limitation

(2.67)
%

(3.88)
%

(2.70)
%

(1.63)
%

(1.28)
%

After expense limitation/ recoupment

(1.15)
%

(1.32)
%

(0.83)
%

(0.43)
%

0.08
%

Portfolio turnover rate

156
%

76
%

92
%

60
%

72
%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	41

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$12.91	$13.71	$13.51	$12.17	$10.10

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.01)	(0.07)	(0.04)	0.04	0.09
Net realized and unrealized gains/(losses) on investments	1.30	(0.73)	0.27	1.33	2.00
Total from investment operations	1.29	(0.80)	0.23	1.37	2.09

Less dividends and distributions:
Dividends from net investment income	–	–	(0.03)	(0.03)	(0.02)
Total dividends and distributions	–	–	(0.03)	(0.03)	(0.02)

Net asset value, end of period	$14.20	$12.91	$13.71	$13.51	$12.17

Total Return(b)	9.99%	(5.84)%	1.68%	11.29%	20.73%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,072	$725	$305	$789	$690

Ratio of expenses to average net assets
Before expense limitation	2.16%	4.75%	4.32%	2.97%	2.88%
After expense limitation/ recoupment (c)	1.80%	1.80%	1.95%	1.81%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.43)%	(3.44)%	(2.65)%	(0.82)%	(0.31)%
After expense limitation/ recoupment	(0.07)%	(0.49)%	(0.28)%	0.34%	0.77%
Portfolio turnover rate	156%	76%	92%	60%	72%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

42	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S(a)	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$11.37	$11.75		$11.81	$11.05	$9.22

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	0.00	(c)	0.06	0.07	0.16
Net realized and unrealized gains/(losses) on investments	0.52	(0.37)		(0.12)	0.74	1.78
Total from investment operations	0.57	(0.37)		(0.06)	0.81	1.94

Less dividends and distributions:
Dividends from net investment income	–	(0.01)		–	(0.00) (d)	(0.11)
Distributions from net realized gains	–	–		–	(0.05)	–
Total dividends and distributions	–	(0.01)		–	(0.05)	(0.11)

Net asset value, end of period	$11.94	$11.37		$11.75	$11.81	$11.05

Total Return	5.01%	(3.15)%		(0.51)%	7.33%	21.19%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$50,005	$67,201		$80,356	$42,105	$56,152

Ratio of expenses to average net assets
Before expense limitation	1.45%	1.41%		1.41%	1.45%	1.39%
After expense limitation/ recoupment (e)	1.45%	1.41%		1.41%	1.45%	1.39%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.45%	0.00	%(f)	0.44%	0.65%	1.47%
After expense limitation/ recoupment	0.45%	0.00	%(f)	0.44%	0.65%	1.47%
Portfolio turnover rate	198%	204%		193%	138%	122%

(a)	Class S shares were formerly named Class Z shares prior to January 23, 2012.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	Amount less than $(0.005).
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Less than 0.005% of average net assets.

Annual Report | September 30, 2016	43

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$10.27	$10.72	$10.89	$10.26	$8.56

Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.09) (b)	(0.12)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.48	(0.33)	(0.09)	0.67	1.72
Total from investment operations	0.39	(0.45)	(0.17)	0.63	1.70

Net asset value, end of period	$10.66	$10.27	$10.72	$10.89	$10.26

Total Return(c)	3.80%	(4.20)%	(1.56)%	6.14%	19.86%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,941	$3,299	$4,597	$5,657	$6,773

Ratio of expenses to average net assets
Before expense limitation	3.13%	2.96%	2.82%	2.77%	2.72%
After expense limitation/ recoupment (d)	2.55%	2.55%	2.56%	2.56%	2.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.40)%	(1.56)%	(0.99)%	(0.63)%	(0.41)%
After expense limitation/ recoupment	(0.82)%	(1.15)%	(0.73)%	(0.42)%	(0.24)%
Portfolio turnover rate	198%	204%	193%	138%	122%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

44	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period	$11.24	$11.65	$11.75	$10.99	$9.16

Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	(0.04)	0.00 (c)	0.04	0.11
Net realized and unrealized gains/(losses) on investments	0.47	(0.37)	(0.10)	0.73	1.77
Total from investment operations	0.52	(0.41)	(0.10)	0.77	1.88

Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.00) (d)	(0.05)
Distributions from net realized gains	–	–	–	(0.01)	–
Total dividends and distributions	–	–	–	(0.01)	(0.05)

Net asset value, end of period	$11.76	$11.24	$11.65	$11.75	$10.99

Total Return(e)	4.63%	(3.52)%	(0.85)%	7.03%	20.61%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,829	$3,725	$4,089	$5,043	$6,309

Ratio of expenses to average net assets
Before expense limitation	2.43%	2.25%	2.12%	2.19%	2.01%
After expense limitation/ recoupment (f)	1.80%	1.80%	1.81%	1.81%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.19)%	(0.77)%	(0.27)%	(0.06)%	0.85%
After expense limitation/ recoupment	0.44%	(0.32)%	0.04%	0.32%	1.06%
Portfolio turnover rate	198%	204%	193%	138%	122%

(a)	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(b)	Calculated using the average shares method.
(c)	Amount less than $0.005.
(d)	Amount less than $(0.005).
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

Annual Report | September 30, 2016	45

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  income and transaction history

∎  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

46	FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

∎  open an account or enter into an investment advisory contract

∎  provide account information or give us your contact information

∎  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

∎  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ ICON doesn’t jointly market

FUNDS PRIVACY INFORMATION	47

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds’ Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds’ Annual and Semiannual Reports contain the Funds’ financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442
By Mail:	ICON Funds: P.O. Box 1920, Denver, CO 80201
In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111
By E-mail:	info@iconadvisers.com
On the Internet:	ICON Funds website: www.iconfunds.com
EDGAR database on the SEC site: www.sec.gov
By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):
E-mail the Securities and Exchange Commission at publicinfo@sec.gov
Visit or Write:	SEC’s Public Reference Section; Washington, D.C. 20549-0102
Call 1-202-551-8090 for information about the operation of the Public Reference Room

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442    •    WWW.ICONFUNDS.COM

ICON Funds’ SEC File No. 811-7883

ICON FUNDS

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2017

This Statement of Additional Information (“SAI”) relates to the following investment portfolios of ICON Funds (the “Trust”):

	Class S	Class C	Class A	Single Class
ICON BOND FUND	IOBZX	IOBCX	IOBAX

ICON EQUITY INCOME FUND	IOEZX	IOECX	IEQAX

ICON FUND	ICNZX	ICNCX	ICNAX

ICON LONG/SHORT FUND	IOLZX	IOLCX	ISTAX

ICON OPPORTUNITIES FUND				ICONX

ICON RISK-MANAGED BALANCED FUND	IOCZX	IOCCX	IOCAX

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above dated January 26, 2017, as amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses and shareholder reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to ICON Funds, P.O. Box 1920, Denver, CO 80201.

FINANCIAL STATEMENTS

The Trust’s audited financial statements and accompanying notes for the fiscal year ended September 30, 2016, and the reports of Cohen & Company, Ltd. with respect to such financial statements, appear in the Trust’s 2016 annual reports and are incorporated by reference in this SAI. The Trust’s shareholder reports contain additional performance information and are available at www.iconfunds.com or without charge by contacting the Trust’s shareholder servicing agent at the telephone number or address listed above.

2

3

ICON FUNDS

ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund and the ICON Risk-Managed Balanced Fund (each a “Fund” and collectively the “Funds”) are series of the Trust. There are 11 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Funds are each diversified portfolios. This means that, with respect to at least 75% of a Fund’s total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ICON Advisers, Inc. (“ICON” or “Adviser”) serves as each Fund’s investment adviser. ICON Distributors, Inc. (“IDI” or “Distributor”) is the distributor of each Fund’s shares.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund’s outstanding voting shares. The investment objective of each Fund is set forth below:

Fund	Investment Objective
ICON Bond Fund	Maximum total return.

ICON Equity Income Fund	Modest capital appreciation and income.

ICON Fund	Capital appreciation with a secondary objective of capital preservation.

ICON Long/Short Fund	Capital appreciation.

ICON Opportunities Fund	Capital appreciation.

ICON Risk-Managed Balanced Fund	Modest capital appreciation and income.

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The ICON Bond Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds without providing Bond Fund shareholders at least 60 days’ advance notice. The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing Equity Income shareholders at least 60 days’ advance notice. The ICON Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing ICON Fund shareholders at least 60 days’ advance notice. The ICON Long/Short Fund will not change its strategy of taking long positions in equity securities identified as undervalued and taking short positions in equity securities identified as overvalued without providing Long/Short shareholders at least 60 days’ advance notice. The ICON Opportunities Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in companies with a market capitalization that is within or below the range of companies in the S&P SmallCap 600 Index without providing Fund shareholders at least 60 days’ advance notice. The ICON Risk-Managed Balanced Fund strategy is to normally invest no less than 25%, and up to 75%, of the market value of its assets, plus any borrowings for investment purposes, in debt securities traded in U.S. markets. To maintain a balance in debt and equity the Risk-Managed Balanced Fund will correspondingly invest no less than 25% and no more than 75% in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. To manage the risk of holding equity securities the Risk-Managed Balanced Fund may write call options or purchase put options on the securities or securities indexes. The Risk-Managed Balanced Fund may also purchase exchange traded funds and other derivatives. The Risk-Managed Balanced Fund may invest up to 10% of its net assets in non-investment grade U.S. dollar denominated Bonds. The Risk-Managed Balanced Fund will not change its strategy without providing Fund shareholders at least 60 days’ advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1. A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

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3. A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

4. A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund’s total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5. A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6. A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7. A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund’s other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees (“Board”) at any time without shareholder approval.

1. A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.

2. A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

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3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

5. A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

6. A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

7. Except for the Long/Short Fund, a Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

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PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2016 and 2015, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund	2016	2015
ICON Bond Fund	140.83%	153.17%
ICON Equity Income Fund	144.59%	173.95%
ICON Fund	30.89%	54.33%
ICON Long/Short Fund	19.93%	74.34%
ICON Opportunities Fund	94.81%	76.17%
ICON Risk-Managed Balanced Fund	109.35%	118.55%

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control and because of sector or theme rotations in and out of various Funds by ICON and shareholders.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. In addition, sector or theme rotations in and out of various Funds by ICON and other advisers may increase brokerage costs.

EQUITY SECURITIES

Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock. Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally

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have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

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The Funds may purchase investment grade, non investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds’ investment policies.

The Funds’ investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

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Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

The ICON Fund, ICON Long/Short Fund and ICON Risk-Managed Balanced Fund will invest in debt securities only if they are rated investment grade at the time of purchase. The ICON Bond Fund and ICON Equity Income Fund may invest up to 35% and up to 25%, respectively, of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as “junk bonds” or “high yield” bonds.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is categorized as non investment grade or lower. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Bond Fund and ICON Equity Income Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to invest in debt securities that are in default or are categorized below highly speculative or, if unrated, are judged by ICON to be of equivalent quality.

A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund’s net

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asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

ICON seeks to reduce the overall risks associated with the Funds’ investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

Zero Coupon Bonds. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.

Mortgage-Related Securities. The ICON Bond Fund, ICON Equity Income Fund and ICON Risk-Managed Balanced Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see “Mortgage Pass-Through Securities”). The ICON Equity Income Fund, ICON Fund, and the ICON Long/Short Fund also may invest in such securities for temporary defensive purposes. The ICON Bond Fund, ICON Equity Income Fund and ICON Risk-Managed Balanced Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government

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National Mortgage Association (“Ginnie Mae”), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or the Department of Veterans Affairs (“VA”) guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”) that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

Collateralized Mortgage Obligations (“CMO”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

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CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment’s average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing prepayments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

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Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

A Fund’s investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

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DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives – instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities. The ICON Risk-Managed Balanced Fund’s investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

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When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the “strike” price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

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Purchasing Call Options. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

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The Risk-Managed Balanced Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Funds will generally write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund’s overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser’s strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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Options on Securities Indexes. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements

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in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

Over-the-Counter (“OTC”) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

Futures Contracts. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC recently rescinded their exemption to regulated entities, including registered investment companies, allowing regulated entities to engage in unlimited futures transactions and options thereon without registration as a commodity pool operator. The CFTC has implemented de minimis levels allowing regulated entities to engage in limited futures transactions and options thereon without registration as a commodity pool operator. ICON Advisers, the adviser to the Funds, does not intend to operate the Funds as commodity pools and has therefore filed an exemption with the National Futures Association. In doing so ICON has agreed to operate the Funds in such a manner to warrant exclusion from the registration as a commodity pool operator.

Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have.

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A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON’s investment judgment were incorrect, a Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund’s current or potential investments. A Fund might buy or sell futures

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contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund’s assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold

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by a Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

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The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

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Cover. Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.

Leveraging. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

SHORT SALES

A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The ICON Equity Income Fund, ICON Core Equity Fund, ICON Long/Short Fund, ICON Opportunities Fund and the ICON Risk-Managed Balanced Fund are “Diversified Equity Funds.” Each Diversified Equity Fund may engage in short sales “against the box.” In a

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short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.

In addition, the use of short sales is a primary investment strategy of the ICON Long/Short Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, a Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

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Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

Foreign Currency Transactions

Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

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A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund’s limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.

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A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”, which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

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SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called “Rule 144A” securities (see discussion below).

A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities. A large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

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Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund, which could change over the time period a fund holds such securities, could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Trust’s Board of Trustees (“Board”) has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A unlisader the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds’ limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON’s quarterly review.

WHEN-ISSUED OR DELAYED-DELIV ERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce a Fund’s income. See “Investment Restrictions” above for each Fund’s limitation on borrowing.

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SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund’s limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks—Securities That Are Not Readily Marketable.”

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None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

SECURITIES LENDING

The Funds may lend their portfolio securities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote of the proxy.

When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested by State Street Bank & Trust (“State Street”) (the “Lending Agent”). There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral investment may lose money.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

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TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

Each Fund is overseen by a Board of Trustees (“Board” or “Trustees”) that meets regularly to review a wide variety of matters affecting the Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Trustees elect the Funds’ officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Massachusetts, and other laws. Only one trustee, Craig T. Callahan, is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds’ Adviser and Distributor. At least 75% of the Trustees are independent of ICON. The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The Board currently has three standing committees, an Audit Committee, a Valuation Committee, and a Nominating Committee, each as described below, under the subheading “Committees.”

Craig T. Callahan is the Chairman of the Board of Trustees. Glen F. Bergert is the Lead Independent Trustee and functions as a liaison between the Chairman of the Board and the other independent Trustees. The Lead Independent Trustee presides at all executive sessions of the Independent Trustees, reviews and provides input on Board meeting agendas and materials, and typically represents the Independent Trustees in discussions with ICON management.

Mark Manassee joined the ICON Board of Trustees effective January 1, 2017 as an independent Trustee. Concurrently, Mr. Manassee also became a member of the Audit Committee and the Nominating Committee.

COMMITTEES

The Board has three committees: the Audit Committee, the Valuation Committee and the Nominating Committee.

Audit Committee. The Audit Committee is responsible for overseeing the Trusts’ accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust’s independent registered public accountants; and acts as a liaison between the Trust’s independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Audit Committee members are Glen F. Bergert, Chairman; John Pomeroy and Michael Sentel. During the fiscal year ended September 30, 2016, the Audit Committee met two times.

Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed of Independent Trustees and Adviser representatives. Michael Sentel is the Primary Board Representative on the Valuation Committee, and John Pomeroy is the Secondary Board Representative. During the fiscal year ended September 30, 2016, the Valuation Committee met and its members acted on various valuation matters in excess of 15 times.

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Nominating Committee. The Nominating Committee is responsible for the nomination of candidates for election to the Board. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee’s resume, to: ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2016, the Nominating Committee met in excess of 5 times.

BOARD ASSESSMENT OF LEADERSHIP STRUCTURE

The Board of Trustees completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations. The Board of Trustees believes that its leadership structure is appropriate given its specific characteristics. The Board based its conclusion on a number of factors, including the role of the Lead Independent Trustee, the committee structure, the supermajority of its independent trustees, the independence of many of the Funds’ service providers, including its custodian, transfer agent, fund accountant and the sub-administrator to the investment adviser.

ASSESSMENT OF RISK

Like all mutual funds, the Funds are subject to risks, including investment, compliance, operational, and valuation risks, among others. The Board oversees risk as part of its oversight of the Funds. In the course of providing that oversight, the Board of Trustees receives a wide range of reports on the Funds’ activities from the investment adviser, including reports regarding each Fund’s investment performance, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board of Trustees also meets periodically with the Funds’ Chief Compliance Officer (“CCO”) to receive reports regarding the compliance of each Fund with the federal securities laws and the Funds’ internal compliance policies and procedures. The Board of Trustees also meets with the Funds’ CCO annually to review the CCO’s annual report, including the CCO’s risk-based analysis for the Funds. Risk oversight is also addressed as part of various committee activities. The Board, directly, or through its committees, interacts with and reviews periodic reports from, among others, the investment adviser or its affiliates, the Funds’ independent registered public accounting firm, the Funds’ independent legal counsel, and the Funds’ independent service providers, regarding risks faced by the Funds and the outside service providers assessment of risk management programs of the investment adviser. The actual day-to-

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day risk management functions with respect to the Funds are encompassed within the responsibilities of the investment adviser, the administrator and its sub-administrator and other service providers, who carry out the Funds’ investment management and business affairs. Although the risk management policies of the investment adviser, its affiliates, and other service providers are reasonably designed to be effective, those policies and their implementation vary among service providers, and there is no guarantee that they will be effective. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified and mitigated and some risks may be simply beyond any control of the Funds, ICON, its affiliates, or other service providers.

BOARD ASSESSMENT OF INDIVIDUALS SERVING AS TRUSTEES

The following provides an overview of the considerations that led the Board of Trustees to conclude that each individual serving as a Trustee of the Fund should so serve.

The current members of the Board of Trustees have joined the Board of Trustees at different points in time since the formation of the ICON Funds in 1996. Generally, no one factor was decisive in the original selection of an individual to join the Board of Trustees or the selection of an individual to be nominated to join the Board of Trustees. Among the factors the Board of Trustees considered when concluding that an individual should serve (or be nominated to serve) on the Board of Trustees were the following: (i) the individual’s business and professional experience and accomplishments, including, in some instances, prior experience in the financial services and securities law fields; (ii) the individual’s ability to work effectively with the other members of the Board of Trustees; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, experiences and attributes on the Board of Trustees. The specific experience, qualifications, attributes, or skills that led to the conclusion that the individual Board members should serve as a Trustees of the Fund are as follows:

Glen Bergert is the Lead Independent Trustee and has been on the ICON Board since 1999. Mr. Bergert is a financial and Fund expert. He is a Certified Public Accountant. He was a partner in the accounting firm of KPMG Peat Marwick, LLP where he worked from 1972 until 1997 as an auditor/consultant. He became a partner in KPMG Peat Marwick in 1979 and a retired partner in 1997. Mr. Bergert is also actively involved in investing. He holds executive leadership positions in several large highly regulated operating companies and has been a general partner in a venture capital firm, Chamois Partners, LP, since 2004. He has also been the President of Venture Capital Management, LLC since 1997.

Mark Manassee joined the ICON Board on January 1, 2017. Mr. Manassee’s primary area of expertise is in the distribution of financial products. Mr. Manassee retired in 2016 from his position as President of Market Metrics, a provider of complex business intelligence data for advisor-sold investment and insurance products. He has over 20 years of experience providing strategic advice and practical solutions to C-suite executives at the leading mutual fund companies, annuity providers and life insurers.

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John C. Pomeroy, Jr. has been on the ICON Board since 2002. Mr. Pomeroy is an expert in institutional Investment advice and is knowledgeable in accounting. He is a Certified Financial Analyst. Mr. Pomeroy is and has been the Chief Investment Officer and Director of Investments at Pennsylvania State University. He was a portfolio manager at Trinity Investment Management Corporation from 1989 to 2001.

R. Michael Sentel has been on the ICON Board since 1996. Mr. Sentel’s primary area of expertise is law. He was a branch chief with the United States Securities and Exchange Commission from 1980 until 1981. From 1991 until 1994 he was the Section Chief for Professional Liability with the FDIC. Since 1996 he has been a Senior Attorney for the U.S. Department of Education. Mr. Sentel also has an undergraduate background degree in accounting.

Craig Callahan is the Founder of ICON Advisers, Inc., and has been on the ICON Board since 1996. He has been the Chairman of ICON Advisers, Inc. Investment committee from 2005 until the present. He developed the ICON methodology employed by the Adviser while he was a professor of Finance at the University of Denver.

With respect to each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, experience in fields related to the operations of the ICON Funds, were a significant factor in the determination that the individual should serve as a Trustee of the ICON Funds or be nominated to serve as a Trustee of the ICON Funds. Each current Trustee’s recent and relevant prior professional experience is set forth in the following table.

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Name and Age	Positions Held with Trust	Year Joined Board	Number of Funds Overseen	Principal Occupation(s) During Past Five Years	Other Directorships

INDEPENDENT TRUSTEES

Glen F. Bergert Age: 66	Lead Independent Trustee; Chairman of Audit Committee; Nominating Committee Member.	1999	All 17 ICON Funds.	President, Venture Capital Management LLC (1997 to present); General Partner, SOGNO Partners LP, a venture capital company (2001 to 2015); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); General Partner of Pyramid Real Estate Partnership, a real estate developing company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and General Partner KPMG Peat Marwick, LLP (1979 to 1997).	Director, Delta Dental of California, an insurance company (2006 to 2012 and 2013 to present); Director, Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present); Director, Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014 and 2015 to present); and Director, Dentegra Group, Inc, an insurance holding company (2010 to 2014).

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Mark Manassee Age: 51	Trustee; Audit Committee Member; Committee; Nominating Committee Member.	2017	All 17 ICON Funds.	Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016).	Director of Matrix-Data, Ltd (UK) (2013 to 2016); Director of Rhetorik, Ltd (UK) (2013 to 2016).

John C. Pomeroy, Jr. Age: 69	Trustee; Audit Committee Member; Secondary Board Representative of Valuation Committee; Nominating Committee Member.	2002	All 17 ICON Funds.	Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present); Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).	None.

R. Michael Sentel Age: 68	Trustee; Audit Committee Member; Primary Board Representative of Valuation Committee; Nominating Committee Member.	1996	All 17 ICON Funds.	Senior Attorney for U.S. Department of Education (1996 to present); engaged in private practice of securities and corporate law (1981 to present); Section Chief for the Professional Liability Section of Federal Deposit Insurance Corp., with responsibility for the Rocky Mountain Region (1991 – 1994); SEC Enforcement Branch Chief (1980 – 1981).	None.

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INTERESTED TRUSTEE

Craig T. Callahan Age: 65	Chairman of the Board and Trustee.	1996	All 17 ICON Funds.	Chief Executive Officer (2013 to present), President (1998 to 2013 and October 2014 to present), Chairman of the Investment Committee (2005 to present), and Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present), Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.	None.

The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign, or are not reelected.

Beneficial Ownership of Securities

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by ICON, owned by each Trustee as of December 31, 2016:

Name of Fund
	Bond Fund	ICON Fund	Equity Income Fund	Long/ Short Fund	Opportunities Fund	Risk- Managed Balanced Fund	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Glen F. Bergert	A	B	B	B	A	B	C
John C. Pomeroy, Jr.	A	B	A	C	A	A	C
R. Michael Sentel	A	A	C	A	A	A	C
Interested Trustees
Craig T. Callahan	C	E	B	E	E	A	E

Dollar Range of Equity Securities in the Funds.

A= none

B= $1-$10,000

C= $10,001-$50,000

D= $50,001-$100,000

E= over $100,000

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None of the Trustees, other than Dr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2016. As of December 31, 2016, the Trustees and Officers of the Trust, as a group, beneficially or of record owned approximately 2.0%, 2.5% and 4.4% of the outstanding shares of the ICON Fund, ICON Long/Short and ICON Opportunities Fund, respectively.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. As determined by the Trustees, effective January 1, 2016, ICON Funds pay each independent Trustee a $33,000 per year retainer fee. Effective January 1, 2013, each Independent Trustee receives a full Board meeting fee of $4,500 and a Committee meeting fee of $1,000 per meeting. Additionally, each Independent Trustee will receive a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. Effective January 1, 2013, the Chairman of the Audit Committee and Lead Independent Trustee receives an additional total fee of $10,000 per year and the Chairman of the Valuation Committee receives $4,000 per year. Annual Board fees may be reviewed periodically and changed by the Board. Dr. Callahan, as an “interested person” of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangements pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds’ Trustees for the fiscal year ended September 30, 2016.

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Compensation Table

Name of Person and Position	Aggregate Compensation From the ICON Diversified Funds	Total Compensation From the Diversified Funds and Fund Complex Paid to Directors* (17 Funds Total)
Interested Trustee:
Craig T. Callahan, Chairman	None	None
Independent Trustees:
Glen F. Bergert	$14,772	$61,750
John C. Pomeroy, Jr.	$12,385	$51,750
R. Michael Sentel	$13,340	$55,750

TOTAL	$40,496	$169,250

*	The Trustees are also Trustees of the 11 other ICON Funds.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than the Chief Compliance Officer) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

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Name and Age	Position Held with Fund and Length of Time Served	Principal Occupation During Past Five Years
Craig T. Callahan Age: 65	President and Chairman of the Trust since its inception in 1996.	Chief Executive Officer (2013 to present), President (1998 to 2013 and October 2014 to present), Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to present), Executive Vice President (2005 to present), Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

Donald Salcito Age: 63	Vice President and Secretary (2005 to present) of the Trust.	Executive Vice President, General Counsel, and Secretary (September 2005 to present) of ICON Advisers, Inc.; Director and General Counsel (2005 to present) of IM&R; Executive Vice President, Secretary, General Counsel (2005 to present) and Chief Compliance Officer (2005 to 2007) of ICON Distributors, Inc.; Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP (2000-2005).

Carrie Schoffman Age: 43	Vice President, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (2013 to present), Vice President and Chief Compliance Officer of the Trust (2004 to 2008).	Senior Vice President (2011 to present), Chief Compliance Officer (2013 to present and 2004 to 2011), Senior Vice President of Business Intelligence (2011 to 2012), and Chief Operations Officer (2008 to 2011) of ICON Advisers, Inc.

Christopher Ambruso Age: 36	Assistant Secretary of the Trust (2008-2012, and 2016 to present).	Associate Counsel (2013 – present) of ICON Advisers, Inc.; Staff Attorney (2007 – 2012) of ICON Advisers, Inc.

Lesley Caviness Age: 50	Assistant Treasurer of the Trust (2014 to present).	Compliance and Mutual Fund Accounting (2007-2008 and 2010 to present) of ICON Advisers, Inc.

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The Trust’s Trustees and Officers may be contacted at the Funds’ address: 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111.

PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectuses as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of September 30, 2016.

Management of Other Accounts. The number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance-based fees.

Other Accounts Managed

Name of Portfolio Manager	Other Registered Investment Companies (“RICs”) and assets		Other Pooled Investment Vehicles (“PIVs”) and assets	Other Accounts and assets
Derek Rollingson	7; $	700,607,929	None	3; $56,574,049
Craig Callahan	4; $	187,706,669	None	2,009; $194,009,438
Zach Jonson	5; $	268,606,036	1; $947,057,549	3; $56,574,049
Jerry Paul	4; $	187,706,669	1; $947,057,549	3; $56,574,049
Scott Snyder	7; $	381,606,035	None	3; $56,574,049

Compensation. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes: (1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation is a fixed salary established by the Adviser’s executive committee. The executive committee also grants bonuses based on the profitability of the adviser.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

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Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security’s ending target percentage as determined by the Portfolio Manager at the time of purchase.

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Funds managed by the Portfolio Manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2016 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ICON Fund Family
Jerry Paul	E	E
Derek Rollingson	D	D
Craig Callahan	G	G
Zach Jonson	C	C
Scott Snyder	A	C

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Key to dollar ranges

A.	None
B.	$1—$10,000
C.	$10,001—$50,000
D.	$50,001—$100,000
E.	$100,001—$500,000
F.	$500,001—$1,000,000
G.	Over $1,000,000

CERTAIN POLICIES OF THE FUNDS

CODE OF CONDUCT

The Trust, the Adviser, and the Distributor have adopted a Code of Conduct under Rule 17j-1 of the Investment Company Act of 1940 (the “Code”). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser’s other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions by access persons.

PROXY VOTING

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board’s continuing oversight.

Policies and Procedures

The Adviser’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser exercises and documents the Adviser’s responsibility with regard to voting of client proxies. The Adviser’s Chief Compliance Officer reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting

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and record keeping. Glass Lewis issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and Glass Lewis also perform spot checks periodically to match the voting activity with available shareholder meeting information. Glass Lewis’ management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Adviser. The Adviser reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by Glass Lewis and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by Glass Lewis on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request or at www.iconfunds.com.

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Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ICON Funds’ shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct Glass Lewis to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Adviser will disclose to the Board the voting issues that created the conflict of interest and the manner in which Glass Lewis voted such proxies.

Record of Proxy Voting

The Adviser, with the assistance of Glass Lewis, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds’ web site at www.iconfunds.com, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds’ best interests. Information related to the 10 largest portfolio holdings of each ICON Fund (“Fund”) is posted to the Trust’s website (www.iconfunds.com) within approximately 10 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public within approximately 30 calendar days of each month-end.

Complete portfolio holdings are provided to the Trust’s service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON’s internal media policy. Non-standard information is disclosed subject to duties of confidentiality, including a duty not to trade on nonpublic information imposed by law and/or contract.

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Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either ICON’s General Counsel or Chief Compliance Officer who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

•	The request must relate to an appropriate business purpose; and

•	The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust’s policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Entity Name	Frequency of Holdings Disclosure
Lipper, Inc.	Monthly, within approximately 30 calendar days after month-end
Morningstar	Monthly, within approximately 30 calendar days after month-end.
Bloomberg	Monthly, within approximately 30 calendar days after month-end.
Thompson	Monthly, within approximately 30 calendar days after month-end.
Zephyr	Quarlery, withing approximately 10 days after quarter-end.

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The Funds’` Board of Directors reviews this portfolio holdings disclosure Policy at least annually.

THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund’s investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation (“IM&R”). Dr. Callahan owns the majority of IM&R’s shares with ICON’s Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Salcito holds positions with ICON, its affiliates, and/or the Funds, and has a minority interest in IM&R.

ICON retains the right to use the name “ICON” in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust’s right to use the name “ICON” automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by the ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund tactical allocation portfolios. ICON’s executive officers include Craig T. Callahan, Chief Executive Officer and President; Brian Callahan, Chief Sales and Marketing Officer; Donald Salcito, Executive Vice President, General Counsel and Secretary; and Brian Harding, Chief Financial Officer. The affiliations of Messrs. Callahan and Salcito with the Trust are shown under the “Trustees and Officers” section of this SAI.

AGREEMENTS WITH THE TRUST

Investment Advisory Agreement. The Investment Advisory Agreement (“Advisory Agreement”) between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

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As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

Fund	Annual Management Fee
ICON Bond Fund	0.60%
ICON Equity Income Fund	0.75%
ICON Fund	0.75%
ICON Long/Short Fund	0.85%
ICON Opportunities Fund	0.75%
ICON Risk-Managed Balanced Fund	0.75%

The investment advisory fees are calculated based on a Fund’s net assets as a whole and are then allocated among the Funds’ respective classes based on each class’s relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust’s custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds’ daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds’ shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

For the fiscal years ended September 30, 2016, 2015 and 2014, the management fees paid by each Fund were as follows:

Fund		Management Fee
	2016	2015	2014
ICON Bond Fund	$511,458	$551,025	$586,814
ICON Equity Income Fund	$378,644	$326,856	$180,686
ICON Fund	$373,960	$501,705	$314,468
ICON Long/Short Fund	$183,086	$324,094	$269,903
ICON Opportunities Fund	$83,499	$92,935	$17,935
ICON Risk-Managed Balanced Fund	$380,666	$258,570	$504,620

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Expense Limitation Agreement. ICON has contractually entered into an Expense Limitation Agreement related to the ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund and ICON Risk-Managed Balanced Fund) (“Diversified Funds”), pursuant to which it has agreed to reimburse or limit the Diversified Funds’ fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Diversified Funds (which excludes interest, dividends on short positions, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Diversified Fund’s business) do not exceed the following percentages:

Fund	Class A Expense Limitation	Class C Expense Limitation	Class S Expense Limitation	Single Class Expense Limitation
ICON Bond Fund	1.00%	1.60%	0.75%
ICON Equity Income Fund*	1.24%	1.99%	0.99%
ICON Fund	1.50%	2.25%	1.25%
ICON Long/Short Fund	1.55%	2.30%	1.25%
ICON Opportunities Fund				1.50%
ICON Risk-Managed Balanced Fund	1.45%	2.20%	1.20%

*	In addition to the current expense waiver through 1/31/2021, effective January 26, 2017, the total expenses of the ICON Equity Income Fund (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) are contractually limited to an annual rate for Class A of 1.24%, an annual rate for Class C of 1.99%, and an annual rate of 0.99% for Class S through January 31, 2018. This expense limitation may revert back to the current limits of 1.45% for Class A, 2.20% for Class C and 1.20% for Class S any time after January 31, 2018 upon 30 days’ written notice of termination to the Fund’s Board of Trustees.

Each Diversified Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Diversified Fund’s expense ratio does not exceed the existing expense limitations. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. The expense limitations for the ICON Bond Fund Class C and Class S, and all classes of the ICON Equity Income Fund, ICON Long/Short Fund and ICON Risk-Managed Balanced Fund will continue until January 31, 2021. The additional expense limitation for all classes of the ICON Equity Income Fund will continue until January 31, 2018. The expense limitation for the ICON Bond Fund Class A, the ICON Opportunities Fund and all classes of the ICON Fund will continue until January 31, 2018. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by a Diversified Fund, without payment of any penalty, upon 90 days’ prior written notice to ICON.

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ICON has reimbursed the Funds and/or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement:

	Net (Reimbursement)/Recoupment
Fund	2016	2015	2014
ICON Bond Fund	($180,193)	($180,067)	($136,560)
ICON Equity Income Fund	($18,795)	($18,239)	($42,058)
ICON Fund	($25,547)	($4,364)	($4,642)
ICON Long/Short Fund	($70,464)	($50,569)	($49,114)
ICON Opportunities Fund	$8,367	$3,775	($20,184)
ICON Risk-Managed Balanced Fund	($39,307)	($58,973)	$23,305

As of September 30, 2016, the following amounts were still available for recoupment by ICON based on their potential expiration dates:

Fund	2017	2018	2019
ICON Bond Fund	$136,560	$180,067	$180,193
ICON Equity Income Fund	$34,431	$31,087	$35,317
ICON Fund	$5,855	$6,855	$28,516
ICON Long/Short Fund	$46,283	$50,987	$80,331
ICON Opportunities Fund	$22,580	$8,824	$3,029
ICON Risk-Managed Balanced Fund	$27,233	$61,973	$44,620

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as “Administrator”) provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds’ financial statements. ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years:

Fiscal Year Ended	Administrative Fees
9/30/16	$507,856
9/30/15	$654,352
9/30/14	$760,634

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ICON has entered into a sub-administrative agreement with ALPS Funds Services, Inc. (“ALPS”) to serve as sub-administrator to the Trust. For its services as sub-administrator, ICON pays ALPS the greater of $504,000 or an annual rate 0.0336% on the first $1 billion of all ICON Fund net assets, 0.0224% on such net assets between $1 billion and $3 billion, and 0.0084% on such net assets in excess of $3 billion or $396,000.

FUND ACCOUNTING AGENT

ICON has engaged ALPS as Fund Accounting Agent for the Trust. For its services as Fund Accounting Agent, the Trust pays ALPS the greater of $396,000 or an annual rate of 0.0264% on the first $1 billion of all ICON Fund net assets, 0.0176% on such net assets between $1 billion and $3 billion and 0.0066% on such net assets in excess of $3 billion.

DISTRIBUTOR

ICON Distributors, Inc. (“IDI” or “Distributor”), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds’ distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) for each Fund’s Class A and Class C shares. Pursuant to the 12b-1 Plan, the ICON Bond Fund pays for distribution and related services at an annual rate that may not exceed 0.25% of the average daily net assets of its Class A shares and 0.85% of the average daily net assets of its Class C shares. The ICON Fund, ICON Equity Income Fund, ICON Long/Short Fund, and ICON Risk-Managed Balanced Fund each pays for distribution and related services at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of each Fund and 1.00% of the average daily net assets of each Fund’s Class C shares. Class S shares and the ICON Opportunities Fund do not charge a 12b-1 fee.

The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying expenses in connection with the distribution of the Funds’ shares and related activities including providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds’ shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Trust’s Board of Trustees and as may be permitted by applicable statute, rule or regulation. The Rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor.

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Class C shares for each Fund the Distributor retains the first year’s distribution and related service fee of 1.00% assessed against such shares (0.85% in the case of the ICON Bond Fund). In addition, with respect to purchases of $1 million or more for Class A shares, the Distributor retains the distribution fee relating to such shares for the first year. Except as set forth in previous sentences, for Class A, and after the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A shares.

The Board reviews expenditures made by the Distributor related to distribution of the Funds’ shares on a quarterly basis.

During the fiscal years ended September 30, 2016, 2015 and 2014, the Distributor was compensated in conjunction with the sale and distribution of the Funds’ Class A and Class C shares as follows:

FUND	12b-1 Fees for Fiscal Year ended 9/30/16	12b-1 Fees for Fiscal Year ended 9/30/15	12b-1 Fees for Fiscal Year ended 9/30/14
ICON Bond Fund – Class C	$39,066	$31,322	$22,234
ICON Bond Fund – Class A	$16,084	$17,453	$11,915
ICON Equity Income Fund – Class C	$76,325	$66,472	$52,378
ICON Equity Income Fund – Class A	$36,994	$35,569	$32,160
ICON Fund – Class C	$124,186	$168,831	$183,794
ICON Fund – Class A	$15,833	$20,666	$23,327
ICON Long/Short Fund – Class C	$50,066	$72,556	$67,902
ICON Long/Short Fund – Class A	$17,453	$26,687	$30,670
ICON Risk-Managed Balanced Fund – Class C	$151,556	$108,912	$78,335
ICON Risk-Managed Balanced Fund – Class A	$22,909	$20,444	$18,105

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During the fiscal year ended September 30, 2016, the Distributor expended the following amounts in marketing the Trust’s shares:

Type of Expenses	Amount of Expense
Printing and mailing of prospectuses to persons other than current shareholders	$0
Payment of compensation to third parties for distribution and shareholders support services	$851,124
Advertising materials and fees	$16,800

Total:	$867,924

The payments to third parties for distribution and shareholder support services indirectly included payments to Ameriprise Advisor Services Inc., Charles Schwab & Co., Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner, National Financial Services Corp., Oppenheimer & Co. Inc., Pershing LLC, Raymond James & Assoc. Inc., RBC Wealth Management, Securities America, Inc., Trust Company of America, UBS Financial Services, Vanguard Marketing Corporation, and Wells Fargo Clearing Services, LLC, which, to the knowledge of the Trust, were the record owners of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits the Board believes are reasonably likely to flow to the Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort, which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder’s share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis, pursuant to written policies and procedures.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON Funds was approved by the Board, including all the independent Trustees, on August 22, 2016 As to each class of the Fund’s shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

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CUSTODIAN

ICON has engaged State Street to serve as the Funds’ custodian. The custodian acts as the Funds’ depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

TRANSFER AGENT

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”), has been selected as independent registered public accounting firm for the Trust. Cohen is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee.

COUNSEL

Theresa Mehringer, Burns Figa & Will, 6400 S. Fiddlers Green Circle, Ste. 1000, Greenwood Village, CO 80111, is counsel to the Trust and independent legal counsel to the Independent Trustees.

PURCHASE AND REDEMPTION OF SHARES

The ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund and the ICON Risk-Managed Balanced Fund each offer three classes of shares: Class A, Class C, and Class S. When purchasing Fund shares, you must specify which Class is being purchased. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A contingent deferred sales charge of 1% (0.85% in the case of ICON Bond Fund) applies to certain redemptions of Class A shares made within one year following purchase of $1 million or more made without an initial sales charge. A 1% contingent deferred sales charge (0.85% in the case of ICON Bond Fund) also applies to redemptions of Class C shares made within one year of purchase. See “Sales Charges” below. There is no sales charge on the purchase of Class S shares and the public offering price for the shares of such classes is the net asset value per share of that Class. Class A shares have a 0.25% 12b-1 fee and Class C shares (other than the ICON Bond Fund) have a 1.00% 12b-1 fee. Class C shares of the ICON Bond Fund have a 0.85% 12b-1 fee. Class S shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.

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The minimum investment in Class A and Class C shares for any one Fund is $1,000, unless you invest using an Automatic Investment Plan. See the prospectuses for more information. Subject to the minimum investment amount, shares may also be purchased by exchange.

There is no sales charge on the purchase of the ICON Opportunities Fund shares and the public offering price for the shares is the net asset value per share. ICON Opportunities Fund shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 and by completing the application. Shares of the Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to any minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below. See the prospectus for more information.

Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Agents”). These Agents may receive different levels of compensation from IDI for selling different classes of Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust’s prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, generally no later than 9:00 a.m. Eastern Time following the day that such purchase or redemption orders are received by the broker or intermediary.

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Institutional Class of Shares

Class S shares of the Funds are offered generally to existing Class S shareholders, institutional investors, platform sales and affiliates of or directly through ICON, and can be purchased by:

•	A bank, trust company or other type of depository institutions;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare, or other employee benefit plans for purposes of Class S shareholders for the Sector Funds “Eligible Benefit Plan.”

•	Shares purchased by investment representatives through fee-based investment products or accounts.

The Fund reserves the right to change the criteria for investors eligible for Class S shares.

Redemptions Other Than in Cash

It is possible that, in the future, conditions may exist which would, in the opinion of the Funds’ Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

SALES CHARGE

SALES CHARGE – Class A Shares

The public offering price of Class A shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives a portion of this sales charge and may reallow it as dealer discounts and brokerage commissions as set out below.

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ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, and ICON Risk-Managed Balanced Fund:

SIZE OF TRANSACTION AT OFFERING PRICE	SALES CHARGES AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT	DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%	0.00%	1.00%

ICON Bond Fund:

There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of such amounts. The contingent deferred sales charge is based on the original purchase cost.

SIZE OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT	DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $25,000	4.75%	4.99%	4.00%
$25,000 but less than $50,000	4.50%	4.71%	3.75%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.25%	3.36%	2.50%
$500,000 but less than $750,000	2.75%	2.83%	2.00%
$750,000 but less than $1million	2.25%	2.30%	1.50%
$1million to $4million	0.00%	0.00%	0.85%
$4million to $10million	0.00%	0.00%	0.50%
$10million and above	0.00%	0.00%	0.25%

Commissions (up to 1.00% (0.85% in the case of ICON Bond Fund) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments may be paid to dealers at the following rates: 1.00% (0.85% in the case of ICON Bond Fund) on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

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A dealer concession of up to 1% (0.85% in the case of ICON Bond Fund) may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Class A and Class C shares made within 1 year of purchase of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 (“Family Members”) of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals), (3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees, (and the Family Members of such individuals), (4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates, (7) an individual or entity with a substantial business relationship with ICON or its affiliates, (8) shareholders of Class I shares prior to January 23, 2012 who continue to purchase Class A shares of that particular Fund at NAV directly with ICON. The investor will be required to provide current broker/dealer information upon purchase, (9) shares purchased by investment representatives through fee-based investment products or accounts or by investors through an Eligible Benefit Plan, (10) investments made by endowments or foundations, (11) other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare or other employee benefit plans. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

SALES CHARGE REDUCTIONS

An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member’s investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member’s Social Security number).

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Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s Family Members and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Letter of Intent. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of Intent amount. A Letter of Intent may include the purchases of the investor’s Family Members.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

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The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.

The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor’s death.

For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the “purchaser’s combined holdings” of all Class A shares of the Funds or the amount of the original investment less any withdrawals. The “purchaser’s combined holdings” described above shall include the combined Class A share holdings of the purchaser, the purchaser’s Family Members and the purchaser’s retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Aggregating Accounts. Class A share investments which qualify for aggregation include those made by an investor and such investor’s Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:

•	individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

•	business accounts solely controlled by the investor or the investor’s Family Members

•	trust accounts established by the investor or the investor’s Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

•	endowments or foundations established and controlled by the investor or the investor’s Family Members; or

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Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Class A purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Reinstatement Privilege (Class A only)

The Prospectus for Class A shares describes redeeming shareholders’ reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of redemption.

Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge (CDSC) of 1% (0.85% in the case of ICON Bond Fund) applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the 1% CDSC (0.85% in the case of ICON Bond Fund) applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:

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•	Redemptions due to death or post purchase disability of a shareholder (accounts registered in the names of trusts and other entities are generally excluded). With respect to joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.

Class A shares only

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 10% of the value of an account (including Class A shares in all ICON Funds) annually (the “10% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

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In the case of Class C shares only

The following types of transactions, if together they do not exceed 12% in the case of Class C shares of the value of the account annually:

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 12% of the value of an account annually (the “12% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 12% limit. In the case of a systematic withdrawal plan, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. In addition, if a Class C shareholder of another ICON Fund exchanges into the Class C shares of the ICON Bond Fund and subsequently redeems within one-year of the initial purchase, they will be subject to the 1% CDSC applicable to the initial fund in which they purchased. Conversely, if a Class C shareholder of the ICON Bond Fund exchanges into Class C shares of another ICON Fund and subsequently redeems within the first year of their initial purchase, the shareholder will be assessed a CDSC of 0.85%.

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PORTFOLIO TRANSACTIONS – BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition, ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds’ portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called

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soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

•	earnings information and estimates

•	stock quote systems

•	trading systems

•	trading measurement services

•	data feeds from stock exchanges

•	software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a “mixed use”). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2016 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

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TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the “markup” it includes in the price of the security. Listed securities and NASDAQ traded securities are generally traded on an agency basis and the broker receives a commission for acting as agent. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2016, 2015 and 2014.

Fund	2016	2015	2014
ICON Bond Fund	$23,881	$18,557	$17,624
ICON Equity Income Fund	$135,510	$109,233	$66,078
ICON Fund	$22,677	$57,387	$49,458
ICON Long/Short Fund	$17,247	$34,453	$34,270
ICON Opportunities Fund	$28,878	$19,462	$8,112
ICON Risk-Managed Balanced Fund	$46,926	$22,337	$70,069

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The aggregate amount of transactions during the fiscal year ended September 30, 2016 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

Brokerage Commissions on Agency Transactions

Fund	Total Agency Transactions	Commissions Paid on Transactions
ICON Bond Fund	$194,472	$312
ICON Equity Income Fund	$58,445,305	$93,622
ICON Fund	$9,573,138	$15,335
ICON Long/Short Fund	$7,144,739	$11,445
ICON Opportunities Fund	$13,154,122	$21,071
ICON Risk-Managed Balanced Fund	$11,161,986	$17,880

During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2016, certain of the Funds held securities of their regular brokers or dealers as follows:

Fund	Broker	Value as of 9/30/16
ICON Bond Fund	State Street Capital Trust I	$1,125,000
ICON Risk-Managed Balanced Fund	State Street Capital Trust I	$135,000

CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

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The following sets forth as of December 31, 2016 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund’s issued and outstanding shares:

Name and Address of Record Owner	FUND NAME	Percentage of Fund Owned
AMERICAN PORTFOLIOS FINANCIAL 4250 VETERANS MEMORIAL HWY FL 4 HOLBROOK, NY 11741
	ICON FUND CLASS C	8.73%
	ICON INTERNATIONAL EQUITY FUND CLASS C	14.98%
AMERIPRISE ADVISOR SERVICES INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474
	ICON CONSUMER DISCRETIONARY FD CL A	13.00%
	ICON CONSUMER STAPLES FD CL A	11.08%
	ICON EMERGING MARKETS FUND CLASS A	61.63%
	ICON EMERGING MARKETS FUND CLASS C	11.37%
	ICON ENERGY FUND CLASS A	12.35%
	ICON ENERGY FUND CLASS C	11.53%
	ICON HEALTHCARE FUND CLASS A	5.05%
	ICON INDUSTRIALS FUND CLASS A	11.41%
	ICON INTERNATIONAL EQUITY FUND CLASS A	5.20%
	ICON NATURAL RESOURCES FUND CLASS A	22.96%
	ICON RISK-MANAGED BAL FD CL A	7.47%
	ICON UTILITIES FUND CLASS A	30.69%
AMERITRADE INC 200 S 108TH AVE OMAHA, NE 68154
	ICON CONSUMER STAPLES FD CL S	33.41%
	ICON EQUITY INCOME FUND CLASS S	10.02%
	ICON FUND CLASS A	6.41%
	ICON HEALTHCARE FUND CLASS S	6.93%
	ICON INFORMATION TECHNOLOGY FD CLASS S	5.69%
	ICON LONG/SHORT FUND CLASS A	5.14%
	ICON NATURAL RESOURCES FUND CLASS S	7.25%
CHARLES SCHWAB 101 MONTGOMERY ST SAN FRANCISCO, CA 94104
	ICON BOND FUND CLASS A	5.99%
	ICON BOND FUND CLASS C	10.27%
	ICON BOND FUND CLASS S	23.54%
	ICON CONSUMER DISCRETIONARY FD CLASS S	22.84%
	ICON CONSUMER STAPLES FD CL S	30.34%
	ICON EMERGING MARKETS FUND CLASS S	12.55%
	ICON ENERGY FUND CLASS S	48.87%
	ICON EQUITY INCOME FUND CLASS A	5.04%
	ICON EQUITY INCOME FUND CLASS S	27.69%
	ICON FINANCIAL FUND CLASS S	17.57%

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	ICON FUND CLASS A	10.61%
	ICON FUND CLASS C	25.33%
	ICON FUND CLASS S	17.14%
	ICON HEALTHCARE FUND CLASS S	30.52%
	ICON INDUSTRIALS FUND CLASS S	25.44%
	ICON INFORMATION TECHNOLOGY FD CLASS S	23.69%
	ICON INTERNATIONAL EQUITY FUND CLASS A	15.09%
	ICON INTERNATIONAL EQUITY FUND CLASS C	17.54%
	ICON INTERNATIONAL EQUITY FUND CLASS S	12.96%
	ICON LONG/SHORT FUND CLASS A	9.96%
	ICON LONG/SHORT FUND CLASS C	16.85%
	ICON LONG/SHORT FUND CLASS S	7.67%
	ICON NATURAL RESOURCES FUND CLASS S	44.79%
	ICON OPPORTUNITIES FUND	12.27%
	ICON RISK-MANAGED BAL FD CL S	7.53%
	ICON UTILITIES FUND CLASS S	31.31%
CRAIG THOMAS CALLAHAN 5299 DTC BLVD STE 1200 GREENWOOD VLG CO 80111-3333	ICON FUND CLASS A	6.33%
FRONTIER TRUST COMPANY PO BOX 10758 FARGO, ND 58106	ICON NATURAL RESOURCES FUND CLASS A	5.63%
FSC SECURITIES CORPORATION 2300 WINDY RIDGE PKWY STE 1100 ATLANTA, GA 30339
	ICON INTERNATIONAL EQUITY FUND CLASS C	11.63%
	ICON LONG/SHORT FUND CLASS C	6.40%
LPL FINANCIAL CORPORATION 6511 WINDHAM ST PARKER, CO 80134
	ICON CONSUMER DISCRETIONARY FD CL A	5.45%
	ICON CONSUMER DISCRETIONARY FD CLASS S	7.08%
	ICON CONSUMER STAPLES FD CL A	10.58%
	ICON EMERGING MARKETS FUND CLASS A	12.70%
	ICON EMERGING MARKETS FUND CLASS C	17.36%
	ICON EMERGING MARKETS FUND CLASS S	5.62%
	ICON ENERGY FUND CLASS C	5.48%
	ICON FUND CLASS S	9.11%
	ICON HEALTHCARE FUND CLASS A	10.04%
	ICON INDUSTRIALS FUND CLASS S	7.40%
	ICON INFORMATION TECHNOLOGY FD CLASS A	13.45%

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	ICON NATURAL RESOURCES FUND CLASS A	16.26%
	ICON RISK-MANAGED BAL FD CL A	5.61%
	ICON RISK-MANAGED BAL FD CL S	8.54%
	ICON UTILITIES FUND CLASS A	6.55%
MERRILL LYNCH PIERCE FENNER 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246
	ICON BOND FUND CLASS A	41.91%
	ICON BOND FUND CLASS C	7.52%
	ICON CONSUMER DISCRETIONARY FD CL A	10.80%
	ICON CONSUMER STAPLES FD CL A	20.01%
	ICON EMERGING MARKETS FUND CLASS C	7.99%
	ICON ENERGY FUND CLASS A	16.80%
	ICON ENERGY FUND CLASS C	8.43%
	ICON EQUITY INCOME FUND CLASS A	8.08%
	ICON EQUITY INCOME FUND CLASS C	11.37%
	ICON HEALTHCARE FUND CLASS A	7.00%
	ICON LONG/SHORT FUND CLASS C	7.55%
	ICON LONG/SHORT FUND CLASS S	17.46%
	ICON NATURAL RESOURCES FUND CLASS A	8.98%
	ICON NATURAL RESOURCES FUND CLASS C	9.02%
	ICON RISK-MANAGED BAL FD CL C	13.02%
	ICON UTILITIES FUND CLASS A	28.56%
MG TRUST CO LLC 700 17TH ST FL 3 DENVER, CO 80202	ICON BOND FUND CLASS S	5.24%
NATIONAL FINANCIAL SVCS CORP ONE WORLD FINANCIAL CENTER 200 LIBERTY STREET NEW YORK, NY 10281
	ICON BOND FUND CLASS A	7.65%
	ICON BOND FUND CLASS S	14.93%
	ICON CONSUMER DISCRETIONARY FD CLASS S	9.82%
	ICON CONSUMER STAPLES FD CL S	16.54%
	ICON EMERGING MARKETS FUND CLASS A	7.52%
	ICON EMERGING MARKETS FUND CLASS C	6.42%
	ICON EMERGING MARKETS FUND CLASS S	17.92%
	ICON ENERGY FUND CLASS A	14.58%
	ICON ENERGY FUND CLASS C	9.98%
	ICON ENERGY FUND CLASS S	24.33%
	ICON EQUITY INCOME FUND CLASS A	12.87%
	ICON EQUITY INCOME FUND CLASS S	17.04%

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	ICON FINANCIAL FUND CLASS A	7.54%
	ICON FINANCIAL FUND CLASS S	12.40%
	ICON FUND CLASS A	12.96%
	ICON FUND CLASS C	6.99%
	ICON FUND CLASS S	9.76%
	ICON HEALTHCARE FUND CLASS S	22.25%
	ICON INDUSTRIALS FUND CLASS S	11.94%
	ICON INFORMATION TECHNOLOGY FD CLASS S	20.71%
	ICON INTERNATIONAL EQUITY FUND CLASS A	11.15%
	ICON INTERNATIONAL EQUITY FUND CLASS C	6.66%
	ICON INTERNATIONAL EQUITY FUND CLASS S	8.51%
	ICON LONG/SHORT FUND CLASS A	34.37%
	ICON LONG/SHORT FUND CLASS C	7.67%
	ICON LONG/SHORT FUND CLASS S	36.74%
	ICON NATURAL RESOURCES FUND CLASS A	10.73%
	ICON NATURAL RESOURCES FUND CLASS S	11.13%
	ICON OPPORTUNITIES FUND	7.94%
	ICON RISK-MANAGED BAL FD CL C	8.91%
	ICON RISK-MANAGED BAL FD CL S	15.62%
	ICON UTILITIES FUND CLASS S	37.55%
OPPENHEIMER & CO INC 125 BROAD ST NEW YORK, NY 10004
	ICON CONSUMER STAPLES FD CL A	5.27%
	ICON HEALTHCARE FUND CLASS A	5.71%
	ICON INTERNATIONAL EQUITY FUND CLASS A	6.35%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303
	ICON BOND FUND CLASS A	12.34%
	ICON BOND FUND CLASS C	8.41%
	ICON CONSUMER DISCRETIONARY FD CL A	23.59%
	ICON CONSUMER DISCRETIONARY FD CLASS S	6.11%
	ICON CONSUMER STAPLES FD CL A	26.68%
	ICON EMERGING MARKETS FUND CLASS A	11.17%
	ICON EMERGING MARKETS FUND CLASS C	16.16%
	ICON EMERGING MARKETS FUND CLASS S	5.00%
	ICON ENERGY FUND CLASS A	16.66%
	ICON ENERGY FUND CLASS C	13.78%
	ICON ENERGY FUND CLASS S	6.50%
	ICON EQUITY INCOME FUND CLASS A	26.82%
	ICON EQUITY INCOME FUND CLASS C	7.96%
	ICON EQUITY INCOME FUND CLASS S	9.48%
	ICON FINANCIAL FUND CLASS A	66.36%
	ICON FUND CLASS A	13.74%

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	ICON FUND CLASS C	13.70%
	ICON HEALTHCARE FUND CLASS A	22.45%
	ICON INDUSTRIALS FUND CLASS A	51.59%
	ICON INDUSTRIALS FUND CLASS S	9.58%
	ICON INFORMATION TECHNOLOGY FD CLASS A	41.80%
	ICON INFORMATION TECHNOLOGY FD CLASS S	6.69%
	ICON INTERNATIONAL EQUITY FUND CLASS A	28.88%
	ICON INTERNATIONAL EQUITY FUND CLASS C	19.58%
	ICON LONG/SHORT FUND CLASS A	17.34%
	ICON LONG/SHORT FUND CLASS C	11.08%
	ICON NATURAL RESOURCES FUND CLASS A	12.02%
	ICON NATURAL RESOURCES FUND CLASS C	5.90%
	ICON OPPORTUNITIES FUND	9.61%
	ICON RISK-MANAGED BAL FD CL A	46.55%
	ICON RISK-MANAGED BAL FD CL C	11.68%
	ICON RISK-MANAGED BAL FD CL S	5.71%
	ICON UTILITIES FUND CLASS A	10.36%
RAYMOND JAMES & ASSOCIATES 880 CARILLON PARKWAY ST PETERSBURG, FL 33716
	ICON BOND FUND CLASS C	11.80%
	ICON FINANCIAL FUND CLASS A	9.50%
	ICON INFORMATION TECHNOLOGY FD CLASS A	8.12%
	ICON RISK-MANAGED BAL FD CL A	6.09%
	ICON RISK-MANAGED BAL FD CL C	9.42%
	ICON CONSUMER DISCRETIONARY FD CL A	12.22%
	ICON CONSUMER STAPLES FD CL A	8.68%
	ICON CONSUMER STAPLES FD CL S	11.24%
	ICON ENERGY FUND CLASS A	10.01%
	ICON EQUITY INCOME FUND CLASS A	10.98%
	ICON EQUITY INCOME FUND CLASS C	34.79%
	ICON HEALTHCARE FUND CLASS A	23.85%
	ICON NATURAL RESOURCES FUND CLASS C	37.22%
	ICON RISK-MANAGED BAL FD CL A	6.70%
	ICON RISK-MANAGED BAL FD CL C	14.66%
	ICON RISK-MANAGED BAL FD CL S	6.16%
RBC WEALTH MANAGEMENT 510 MARQUETTE AVE ATTN MUTUAL FUNDS MINNEAPOLIS, MN 55402
	ICON HEALTHCARE FUND CLASS A	5.10%
	ICON NATURAL RESOURCES FUND CLASS A	10.52%

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SECURITIES AMERICA, INC 7100 WEST CENTER ROAD OMAHA, NE 68106	ICON BOND FUND CLASS C	5.63%
STIFEL NICOLAUS AND COMPANY INC ONE FINANCIAL PLAZA 501 N BROADWAY SAINT LOUIS, MO 63102
	ICON ENERGY FUND CLASS C	5.51%
	ICON NATURAL RESOURCES FUND CLASS C	24.15%
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD, CO 80155	ICON BOND FUND CLASS S	35.61%
	ICON BOND FUND CLASS S	35.61%
	ICON CONSUMER DISCRETIONARY FD CLASS S	46.28%
	ICON EMERGING MARKETS FUND CLASS S	15.43%
	ICON EQUITY INCOME FUND CLASS S	13.56%
	ICON FINANCIAL FUND CLASS S	56.13%
	ICON FUND CLASS S	57.74%
	ICON INDUSTRIALS FUND CLASS S	36.35%
	ICON INFORMATION TECHNOLOGY FD CLASS S	30.51%
	ICON INTERNATIONAL EQUITY FUND CLASS S	67.84%
	ICON NATURAL RESOURCES FUND CLASS S	18.29%
	ICON OPPORTUNITIES FUND	63.08%
	ICON UTILITIES FUND CLASS S	6.96%
UBS FINANCIAL SERVICES 1000 HARBOR BLVD WEEHAWKEN, NJ 07086
	ICON BOND FUND CLASS C	12.88%
	ICON EMERGING MARKETS FUND CLASS C	23.28%
	ICON EMERGING MARKETS FUND CLASS S	8.81%
	ICON INDUSTRIALS FUND CLASS A	20.24%
	ICON INFORMATION TECHNOLOGY FD CLASS A	15.94%
	ICON LONG/SHORT FUND CLASS S	7.64%
VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355	ICON HEALTHCARE FUND CLASS S	8.70%

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WELLS FARGO CLEARING SERVICES, LLC 10700 WHEAT FIRST DR GLEN ALLEN, VA 23060
	ICON BOND FUND CLASS C	29.33%
	ICON CONSUMER DISCRETIONARY FD CL A	19.37%
	ICON CONSUMER STAPLES FD CL A	10.11%
	ICON EMERGING MARKETS FUND CLASS C	8.75%
	ICON EMERGING MARKETS FUND CLASS S	24.34%
	ICON ENERGY FUND CLASS A	11.51%
	ICON ENERGY FUND CLASS C	30.93%
	ICON EQUITY INCOME FUND CLASS A	18.03%
	ICON EQUITY INCOME FUND CLASS C	13.58%
	ICON EQUITY INCOME FUND CLASS S	7.59%
	ICON FUND CLASS A	9.12%
	ICON HEALTHCARE FUND CLASS A	7.73%
	ICON HEALTHCARE FUND CLASS S	7.19%
	ICON LONG/SHORT FUND CLASS A	6.76%
	ICON LONG/SHORT FUND CLASS C	19.51%
	ICON LONG/SHORT FUND CLASS S	18.96%
	ICON NATURAL RESOURCES FUND CLASS A	5.03%
	ICON NATURAL RESOURCES FUND CLASS C	10.53%
	ICON NATURAL RESOURCES FUND CLASS S	5.50%
	ICON RISK-MANAGED BAL FD CL A	12.37%
	ICON RISK-MANAGED BAL FD CL C	30.05%
	ICON RISK-MANAGED BAL FD CL S	34.47%
	ICON UTILITIES FUND CLASS A	14.02%
	ICON BOND FUND CLASS A	21.01%

The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers.

There are ICON clients that are invested in the Funds through ICON’s Tactical Allocation Portfolios (“ITAPs”). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its ITAP clients. The voting of any proxies related to the Funds’ shares is governed by the conflict of interest provisions in ICON’s Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

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PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4 p.m. EST) (the “Valuation Time”) on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally values at 4:15 p.m. EST. The NYSE is not open for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds’ foreign securities holdings on such days may affect the value of the Funds’ shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per class of a Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the Fund’s liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of shares, the per share net asset value of each class will differ.

Domestic Equities. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

Foreign Securities. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued

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at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert foreign currencies to U.S. dollars.

Debt Instruments. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

Securities for Which Market Quotations are not Available. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Pricing Services. The Board periodically reviews and approves the pricing services used to value the Funds’ securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

Options. Option contracts are valued at their closing mid-price on the exchange with the most volume. The mid-price is the average of the sum of the closing bid and closing asking prices. Effective March 1, 2016, the option contracts will be valued at their closing mid-price on the exchange with the last bid and ask price.

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TAX STATUS

TAXATION OF THE FUNDS—IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year (“investment company taxable income”). The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from qualified publicly traded partnerships (the “90% test”), and (2) satisfy certain tax diversification requirements at the close of each quarter of the Fund’s taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective undistributed balance from the preceding calendar year. The Funds intend to make distributions necessary to avoid imposition of this excise tax.

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The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS’ INVESTMENTS

A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

Some futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result

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that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest +on investments, are taxable to you as ordinary income. Pursuant to the American Taxpayer Relief Act of 2012, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The American Taxpayer Relief Act of 2012 may reduce the rate applicable to long-term capital gains. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder’s shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund’s shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

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A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

A Fund may be required to withhold federal income tax at the rate of 28% (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder’s particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal income tax purposes (“PFIC”) and the Fund does not elect to treat the PFIC as a “qualified electing fund” within the meaning of the Code or mark the shares to market, the Fund would be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and

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does elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, excluding investments in commodities, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund’s status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from

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notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, “foreign taxes”). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It can be difficult to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If this election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

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Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

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REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

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APPENDIX

Ratings of Corporate Bonds

Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by at least one of these agencies to be considered a suitable investment.

The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category.

Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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Ratings of Preferred Stock

Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:

“aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

“b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

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AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).

Description of Moody’s commercial paper ratings. Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

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Description of S&P’s commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The “A” categories are as follows:

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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STATEMENT OF ADDITIONAL INFORMATION

January 26, 2017

This Statement of Additional Information (“SAI”) relates to the following investment portfolios of ICON Funds (the “Trust”):

ICON SECTOR FUNDS	Class S	Class C	Class A
ICON CONSUMER DISCRETIONARY FUND	ICCCX		ICCAX
ICON CONSUMER STAPLES FUND	ICLEX		ICRAX
ICON ENERGY FUND	ICENX	ICEEX	ICEAX
ICON FINANCIAL FUND	ICFSX		ICFAX
ICON HEALTHCARE FUND	ICHCX		ICHAX
ICON INDUSTRIALS FUND	ICTRX		ICIAX
ICON INFORMATION TECHNOLOGY FUND	ICTEX		ICTTX
ICON NATURAL RESOURCES FUND	ICBMX	ICBCX	ICBAX
ICON UTILITIES FUND	ICTUX		ICTVX

ICON INTERNATIONAL FUNDS
ICON EMERGING MARKETS FUND	ICARX		IPCAX
ICON INTERNATIONAL EQUITY FUND	ICNEX	IIQCX	IIQAX

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, dated January 26, 2017, as they may be amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses, semiannual and annual reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to ICON Funds, P.O. Box 1920, Denver, CO 80201.

FINANCIAL STATEMENTS

The Trust’s audited financial statements and accompanying notes for the fiscal year ended September 30, 2016, and the reports of Cohen & Company, Ltd. with respect to such financial statements, appear in the Trusts’ 2016 annual reports and are incorporated by reference into this SAI. The Trust’s shareholder reports contain additional performance information and are available at www.iconfunds.com or without charge by contacting the Trust’s shareholder servicing agent at the telephone number or address above.

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ICON FUNDS

ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end investment management company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.

The ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Natural Resources Fund, and ICON Utilities Fund are the “Sector Funds.” The ICON Emerging Markets Fund and the ICON International Equity Fund are the “International Funds.” The Sector Funds and International Funds (each a “Fund” and collectively the “Funds”) are series of the Trust. There are 6 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Sector Funds and ICON Emerging Markets Fund are non-diversified portfolios. This means that, with respect to at least 50% of a Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON International Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund’s total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ICON Advisers, Inc. (“ICON” or “Adviser”) serves as each Fund’s investment adviser.

ICON Distributors, Inc. (“Distributor” or “IDI”) is the distributor of each Fund’s shares.

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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund’s outstanding voting shares. The investment objective of each of the Funds is set forth below:

Fund	Investment Objective

ICON Sector Funds
ICON Consumer Discretionary Fund	Long-term capital appreciation
ICON Consumer Staples Fund	Long-term capital appreciation
ICON Energy Fund	Long-term capital appreciation
ICON Financial Fund	Long-term capital appreciation
ICON Healthcare Fund	Long-term capital appreciation
ICON Industrials Fund	Long-term capital appreciation
ICON Information Technology Fund	Long-term capital appreciation
ICON Natural Resources Fund	Long-term capital appreciation
ICON Utilities Fund	Long-term capital appreciation

ICON International Funds
ICON Emerging Markets Fund	Long-term capital appreciation
ICON International Equity Fund	Long-term capital appreciation

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund’s net assets, plus any borrowings for investment purposes, in equity securities of companies in particular sectors without providing Sector Fund shareholders at least 60 days’ advance notice. The ICON Emerging Markets Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers whose principal activities are in an emerging market, or are economically tied to an emerging market country without providing ICON Emerging Markets Fund shareholders at least 60 days’ advance notice. The ICON International Equity Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States without providing ICON International Equity Fund shareholders at least 60 days’ advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

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FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1. Issue any senior security, except as permitted under the 1940 Act.

2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets.

3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6. Lend its assets, except that purchases of debt securities in furtherance of the Fund’s investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund’s net assets.

7. Each Fund (except the International Equity Fund) is a sector, region or market fund and concentrates its investments in the industries or groups of industries included within the sector(s), region or market in which the Fund invests.

As to the ICON International Equity Fund:

8. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

9. With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

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In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:

1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3. Invest in companies for the purpose of exercising control of management.

4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5. Invest more than 15% of its net assets in illiquid securities.

6. Invest in oil, gas or other mineral leases.

7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund’s assets.

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8. Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

As to the Funds other than the ICON International Equity Fund:

9. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2016 and 2015, respectively, the portfolio turnover rate for each of the Funds was as follows:

Fund	2016	2015
ICON Consumer Discretionary Fund	158%	201%
ICON Consumer Staples Fund	125%	16%
ICON Energy Fund	99%	154%
ICON Financial Fund	49%	51%
ICON Healthcare Fund	107%	141%
ICON Industrials Fund	87%	23%
ICON Information Technology Fund	94%	43%
ICON Natural Resources Fund	81%	48%
ICON Utilities Fund	168%	243%
ICON Emerging Markets Fund	156%	76%
ICON International Equity Fund	198%	204%

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A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control, and because of sector or theme rotations in and out of various Funds by ICON and shareholders.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. In addition, sector or theme rotations in and out of various Funds by ICON and other advisers may increase brokerage costs.

EQUITY SECURITIES

Each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock

Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants

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may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities

The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

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The Funds may purchase investment grade, non-investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds’ investment policies.

The Funds’ investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated upper medium grade or higher by either S&P or Moody’s.

Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the

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rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by a credit agency in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

Commercial Paper and Other Cash Equivalents

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

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Government Securities

U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (“Ginnie Mae”) pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (“FFCB”), the Federal Agricultural Mortgage Corporation (“Farmer Mac”), the Federal Home Loan Bank System (“FHLB”), the Financing Corporation (“FICO”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), the Student Loan Marketing Association (“Sallie Mae”), the Tennessee Valley Authority (“TVA”) and the U.S. Small Business Administration (“SBA”). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund’s distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

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Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds’ limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks – Securities That Are Not Readily Marketable.” The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives – instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities

Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund’s total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund’s securities subject to outstanding call options would exceed 100% of the value of the Fund’s total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

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The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Purchasing Put Options. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the “strike” price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

Purchasing Call Options. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

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Writing (Selling) Options. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

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Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the “strike” price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the “strike” price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Selling (or Writing) Covered Call Options. Each Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option’s strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the “strike” price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the “strike” price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

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So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

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There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund’s overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser’s strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indexes

All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the

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option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

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Over-the-Counter (“OTC”) Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Futures Contracts

All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC recently rescinded their exemption to regulated entities, including registered investment companies, allowing regulated entities to engage in unlimited futures transactions and options thereon without registration as a commodity pool operator. The CFTC has implemented de minimis levels allowing regulated entities to engage in limited futures transactions and options thereon without registration as a commodity pool operator. ICON Advisers, the adviser to the Funds, does not intend to operate the Funds as commodity pools and has therefore filed an exemption with the National Futures Association. In doing so ICON has agreed to operate the Funds in such a manner to warrant exclusion from the registration as a commodity pool operator.

Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

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The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON’s investment judgment were incorrect, a Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

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The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund’s current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund’s assets that are at risk in options or futures contracts.

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Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts

All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

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A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options

The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile.

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Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

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Cover

Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.

Forward Contracts

Please see the discussion regarding forward contracts in the ‘Foreign Currency Transactions’ section of this SAI.

Leveraging

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes

There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

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FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Each International Fund primarily invests in foreign securities. The Sector Funds may invest up to 20% of their net assets in foreign securities not traded in the United States. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

In addition, the International Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.

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Foreign Currency Transactions

Investment in foreign securities will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps to settle investment transactions, to try to minimize currency risks, and to seek enhanced returns.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received. Regarding forward currency contracts, these types of transactions are often referred to as “transactional hedges.”

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A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain. Regarding forward currency contracts, these types of transactions are often referred to as “positional hedges.”

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund’s limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.

A Fund will not enter into a currency transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency at the time the transaction is executed. If the assets denominated in that currency are sold, the general rule would be to reduce the exposure of the forward contract; however, the Portfolio Manager has the discretion on the timing of the unwinding of the contract. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.

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On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

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Depositary Receipts

Each Fund may invest in American Depositary Receipts (“ADRs”), which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called “Rule 144A” securities (see discussion below).

A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

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The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund, which could change over the time period a fund holds such securities, could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The ICON Funds Board of Trustees (“Board”) has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds’ limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the

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nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON’s quarterly review.

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WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce a Fund’s income. See “Investment Restrictions” above for each Fund’s limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the

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potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

SECURITIES LENDING

The Funds may lend their portfolio securities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy.

When a Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested By State Street Bank & Trust (“State Street”) (the “Lending Agent”). There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral investment may lose money.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

Each Fund is overseen by a Board of Trustees (“Board” or “Trustees”) that meets regularly to review a wide variety of matters affecting the Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Trustees elect the Funds’ officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Massachusetts, and other laws. Only one trustee, Craig T. Callahan, is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds’ Adviser and Distributor. At least 75% of the Trustees are independent of ICON. The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The Board currently has three standing committees, an Audit Committee, a Valuation Committee, and a Nominating Committee, each as described below, under the subheading “Committees.”

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Craig T. Callahan is the Chairman of the Board of Trustees. Glen F. Bergert is the Lead Independent Trustee and functions as a liaison between the Chairman of the Board and the other independent Trustees. The Lead Independent Trustee presides at all executive sessions of the Independent Trustees, reviews and provides input on Board meeting agendas and materials, and typically represents the Independent Trustees in discussions with ICON management.

Mark Manassee joined the ICON Board of Trustees effective January 1, 2017 as an independent Trustee. Concurrently, Mr. Manassee also became a member of the Audit Committee and the Nominating Committee.

COMMITTEES

The Board has three committees: the Audit Committee, the Valuation Committee and the Nominating Committee.

Audit Committee. The Audit Committee is responsible for overseeing the Trusts’ accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust’s independent registered public accountants; and acts as a liaison between the Trust’s independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Audit Committee members are Glen F. Bergert, Chairman; John Pomeroy and Michael Sentel. During the fiscal year ended September 30, 2016, the Audit Committee met two times.

Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed of Independent Trustees and Adviser representatives. Michael Sentel is the Primary Board Representative on the Valuation Committee, and John Pomeroy is the Secondary Board Representative. During the fiscal year ended September 30, 2016, the Valuation Committee met or communicated concerning a security and its members acted on various valuation matters in excess of 15 times.

Nominating Committee. The Nominating Committee is responsible for the nomination of candidates for election to the Board. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent

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Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee’s resume, to: ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2016, the Nominating Committee met in excess of 5 times.

BOARD ASSESSMENT OF LEADERSHIP STRUCTURE

The Board of Trustees completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations. The Board of Trustees believes that its leadership structure is appropriate given its specific characteristics. The Board based its conclusion on a number of factors, including the role of the Lead Independent Trustee, the committee structure, the supermajority of its independent trustees, the independence of many of the Funds’ service providers, including its custodian, transfer agent, fund accountant and the sub-administrator to the investment adviser.

ASSESSMENT OF RISK

Like all mutual funds, the Funds are subject to risks, including investment, compliance, operational, and valuation risks, among others. The Board oversees risk as part of its oversight of the Funds. In the course of providing that oversight, the Board of Trustees receives a wide range of reports on the Funds’ activities from the investment adviser, including reports regarding each Fund’s investment performance, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board of Trustees also meets periodically with the Funds’ Chief Compliance Officer (“CCO”) to receive reports regarding the compliance of each Fund with the federal securities laws and the Funds’ internal compliance policies and procedures. The Board of Trustees also meets with the Funds’ CCO annually to review the CCO’s annual report, including the CCO’s risk-based analysis for the Funds. Risk oversight is also addressed as part of various committee activities. The Board, directly, or through its committees, interacts with and reviews periodic reports from, among others, the investment adviser or its affiliates, the Funds’ independent registered public accounting firm, the Funds’ independent legal counsel, and the Funds’ independent service providers, regarding risks faced by the Funds and the outside service providers assessment of risk management programs of the investment adviser. The actual day-to-day risk management functions with respect to the Funds are encompassed within the responsibilities of the investment adviser, the administrator and its sub-administrator and other service providers, who carry out the Funds’ investment management and business affairs. Although the risk management policies of the investment adviser, its

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affiliates, and other service providers are reasonably designed to be effective, those policies and their implementation vary among service providers, and there is no guarantee that they will be effective. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified and mitigated and some risks may be simply beyond any control of the Funds, ICON, its affiliates, or other service providers.

BOARD ASSESSMENT OF INDIVIDUALS SERVING AS TRUSTEES

The following provides an overview of the considerations that led the Board of Trustees to conclude that each individual serving as a Trustee of the Fund should so serve.

The current members of the Board of Trustees have joined the Board of Trusteesat different points in time since the formation of the ICON Funds in 1996. Generally, no one factor was decisive in the original selection of an individual to join the Board of Trustees or the selection of an individual to be nominated to join the Board of Trustees. Among the factors the Board of Trustees considered when concluding that an individual should serve (or be nominated to serve) on the Board of Trustees were the following: (i) the individual’s business and professional experience and accomplishments, including, in some instances, prior experience in the financial services and securities law fields; (ii) the individual’s ability to work effectively with the other members of the Board of Trustees; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, experiences and attributes on the Board of Trustees. The specific experience, qualifications, attributes, or skills that led to the conclusion that the individual Board members should serve as a Trustees of the Fund are as follows:

Glen Bergert is the Lead Independent Trustee and has been on the ICON Board since 1999. Mr. Bergert is a financial and Fund expert. He is a Certified Public Accountant. He was a partner in the accounting firm of KPMG Peat Marwick, LLP where he worked from 1972 until 1997 as an auditor/consultant. He became a partner in KPMG Peat Marwick in 1979 and a retired partner in 1997. Mr. Bergert is also actively involved in investing. He holds executive leadership positions in several large highly regulated operating companies and has been a general partner in a venture capital firm, Chamois Partners, LP, since 2004. He has also been the President of Venture Capital Management, LLC since 1997.

Mark Manassee joined the ICON Board on January 1, 2017. Mr. Manassee’s primary area of expertise is in the distribution of financial products. Mr. Manassee retired in 2016 from his position as President of Market Metrics, a provider of complex business intelligence data for advisor-sold investment and insurance products. He has over 20 years of experience providing strategic advice and practical solutions to C-suite executives at the leading mutual fund companies, annuity providers and life insurers.

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John C. Pomeroy, Jr. has been on the ICON Board since 2002. Mr. Pomeroy is an expert in institutional Investment advice and is knowledgeable in accounting. He is a Certified Financial Analyst. Mr. Pomeroy is and has been the Chief Investment Officer and Director of Investments at Pennsylvania State University. He was a portfolio manager at Trinity Investment Management Corporation from 1989 to 2001.

R. Michael Sentel has been on the ICON Board since 1996. Mr. Sentel’s primary area of expertise is law. He was a branch chief with the United States Securities and Exchange Commission from 1980 until 1981. From 1991 until 1994 he was the Section Chief for Professional Liability with the FDIC. Since 1996 he has been a Senior Attorney for the U.S. Department of Education. Mr. Sentel also has an undergraduate background degree in accounting.

Craig Callahan is the Founder of ICON Advisers, Inc., and has been on the ICON Board since 1996. He has been the Chairman of ICON Advisers, Inc. Investment committee from 2005 until the present. He developed the ICON methodology employed by the Adviser while he was a professor of Finance at the University of Denver.

With respect to each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, experience in fields related to the operations of the ICON Funds, were a significant factor in the determination that the individual should serve as a Trustee of the ICON Funds or be nominated to serve as a Trustee of the ICON Funds. Each current Trustee’s recent and relevant prior professional experience is set forth in the following table.

				During Past Five Years
Name and Age	Positions Held with Trust	Year Joined Board	Number of Funds Overseen	Principal Occupation(s) During Past Five Years	Other Directorships
INDEPENDENT TRUSTEES
Glen F. Bergert Age: 66	Lead Independent Trustee; Chairman of Audit Committee; Nominating Committee Member.	1999	All 17 ICON Funds.	President, Venture Capital Management LLC (1997 to present); General Partner, SOGNO Partners LP, a venture capital company (2001 to 2015); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); General Partner of Pyramid Real Estate Partnership, a real estate developing company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and General Partner KPMG Peat Marwick, LLP (1979 to 1997).	Director, Delta Dental of California, an insurance company (2006 to 2012 and 2013 to present); Director, Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present); Director, Delta Reinsurance Corporation (2000 to 2009, 2011 to 2014 and 2015 to present); and Director, Dentegra Group, Inc, an insurance holding company (2010 to 2014).

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Mark Manassee Age: 51	Trustee; Audit Committee Member; Nominating Committee Member	2017	All 17 ICON Funds.	Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016).	Director of Matrix-Data, Ltd (UK) (2013 to 2016); Director of Rhetorik, Ltd (UK) (2013 to 2016).

John C. Pomeroy, Jr. Age: 69	Trustee; Audit Committee Member; Secondary Board Representative of Valuation Committee; Nominating Committee Member.	2002	All 17 ICON Funds.	Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present); Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).	None.

R. Michael Sentel Age: 68	Trustee; Audit Committee Member; Primary Board Representative of Valuation Committee; Nominating Committee Member.	1996	All 17 ICON Funds.	Senior Attorney for U.S. Department of Education (1996 to present); engaged in private practice of securities and corporate law (1981 to present); Section Chief for the Professional Liability Section of Federal Deposit Insurance Corp., with responsibility for the Rocky Mountain Region (1991 – 1994); SEC Enforcement Branch Chief (1980 – 1981).	None.

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INTERESTED TRUSTEE
Craig T. Callahan Age: 65	Chairman of the Board and Trustee.	1996	All 17 ICON Funds.	Chief Executive Officer (2013 to present), President (1998 to 2013 and October 2014 to present), Chairman of the Investment Committee (2005 to present), and Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present), Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.	None.

The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign, or are not reelected.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of December 31, 2016.

Name of Trustee
	Independent Trustees			Interested Trustee
Name of Fund	Glen F. Bergert	John C. Pomeroy, Jr.	R. Michael Sentel	Craig T. Callahan
Consumer Discretionary Fund	A	A	A	B
Consumer Staples Fund	A	A	A	A
Energy Fund	B	A	A	A
Financial Fund	A	A	A	B
Healthcare Fund	A	A	A	A
Industrials Fund	A	A	A	B
Information Technology Fund	A	A	A	B
Natural Resources Fund	A	A	A	B
Utilities Fund	A	A	A	B
Emerging Markets Fund	B	B	A	E
International Equity Fund	A	A	A	E
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	C	C	C	E

Dollar Range of Equity Securities

A= none

B= $1-$10,000

C= $10,001-$50,000

D= $50,001-$100,000

E= over $100,000

None of the Trustees, other than Dr. Callahan, owned securities of ICON, ICON Distributors, Inc. or their affiliates as of December 31, 2016. As of December 31, 2016, the Trustees and Officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any the ICON Sector or International Funds.

TRUSTEE COMPENSATION

Each Independent Trustee receives an annual retainer and a meeting fee for each meeting. As determined by the Trustees, effective January 1, 2016, ICON Funds pay each independent Trustee a $33,000 per year retainer fee. Effective January 1, 2013, each Independent Trustee receives a full Board meeting fee of $4,500 and a Committee meeting fee of $1,000 per meeting. Additionally, each Independent Trustee will receive a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in

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attending Board meetings. Effective January 1, 2013, the Chairman of the Audit Committee and Lead Independent Trustee receives an additional total fee of $10,000 per year and the Chairman of the Valuation Committee receives $4,000 per year. Annual Board fees may be reviewed periodically and changed by the Board. Dr. Callahan, as an “interested person” of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangements pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds’ Trustees for the fiscal year ended September 30, 2016.

Compensation Table
Name of Person and Position	Aggregate Compensation From the ICON Sector and International Funds	Total Compensation From the ICON Sector and International Funds and Fund Complex Paid to Directors* (18 Funds Total)
Interested Trustee:
Craig T. Callahan, Chairman	None	None
Independent Trustees:
Glen F. Bergert	$46,978	$61,750
John C. Pomeroy, Jr.	$39,365	$51,750
R. Michael Sentel	$42,410	$55,750

TOTAL	$128,754	$169,250

*	The Trustees are also Trustees of the seven other ICON Funds (ICON Bond Fund, ICON Fund, ICON Equity Income Fund, ICON Long/Short Fund, ICON Opportunities Fund and ICON Risk-Managed Balanced Fund).

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than the Chief Compliance Officer) receive no direct compensation from the Trust or the Funds for their services as Officers.

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The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

Name and Age	Position Held with Fund and Length of Time Served	Principal Occupation During Past Five Years
Craig T. Callahan Age: 65	President and Chairman of the Trust since its inception in 1996.	Chief Executive Officer (2013 to present), President (1998 to 2013 and October 2014 to present), Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to present), Executive Vice President (2005 to present), Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

Donald Salcito Age: 63	Vice President and Secretary (2005 to present) of the Trust.	Executive Vice President, General Counsel, and Secretary (September 2005 to present) of ICON Advisers, Inc.; Director and General Counsel (2005 to present) of IM&R; Executive Vice President, Secretary, General Counsel (2005 to present) and Chief Compliance Officer (2005 to 2007) of ICON Distributors, Inc.; Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP (2000-2005).

Carrie Schoffman Age 43	Vice President, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (2013 to present), Vice President and Chief Compliance Officer of the Trust (2004 to 2008).	Senior Vice President (2011 to present), Chief Compliance Officer (2013 to present and 2004 to 2011), Senior Vice President of Business Intelligence (2011 to 2012), and Chief Operations Officer (2008 to 2011) of ICON Advisers, Inc.

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Christopher Ambruso Age: 36	Assistant Secretary of the Trust (2008-2012, and 2016 to present).	Associate Counsel (2013 – present) of ICON Advisers, Inc.; Staff Attorney (2007 – 2012) of ICON Advisers, Inc.

Lesley Caviness Age: 50	Assistant Treasurer of the Trust (2014 to present).	Compliance and Mutual Fund Accounting (2007-2008 and 2010 to present) of ICON Advisers, Inc.

Trustees and Officers may be contacted at the Trust’s address: 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111.

PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). Portfolio Managers perform functions equivalent to those of portfolio managers at other investment advisory firms. All asset information is as of September 30, 2016.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance based fees.

Other Accounts Managed
Name of Portfolio Manager	Other Registered Investment Companies (“RICs”) and Assets	Other Pooled Investment Vehicles (“PIVs”) and Assets	Other Accounts and Assets
Derek Rollingson	1; $ 74,544,010	None	3; $56,574,049
Scott Snyder	None	None	3; $56,574,049
Zach Jonson	2; $133,791,521	1; $947,057,549	3; $56,574,049
Jerry Paul	2; $133,791,521	1; $947,057,549	3; $56,574,049
Craig Callahan	3; $ 79,767,041	None	2,009; $194,009,438

Compensation. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes: (1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts.

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The compensation is a fixed salary established by the Adviser’s executive committee. The executive committee also grants bonuses based on the profitability of the adviser.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security’s ending target percentage as determined by the Portfolio Manager at the time of purchase.

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Funds managed by the Portfolio Manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2016 or as otherwise noted.

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Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ICON Fund Family
Derek Rollingson	D	D
Scott Snyder	A	C
Zach Jonson	C	C
Jerry Paul	E	E
Craig Callahan	G	G

Key to dollar ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

CERTAIN POLICIES OF THE FUNDS

CODE OF CONDUCT

The Trust, the Adviser, and the Distributor have adopted a Code of Conduct under Rule 17j-1 of the Investment Company Act of 1940 (the “Code”). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser’s other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board’s continuing oversight.

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Policies and Procedures

The Adviser’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser exercises and documents the Adviser’s responsibility with regard to voting of client proxies. The Adviser’s Chief Compliance Officer reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Glass Lewis (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. Glass Lewis issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and Glass Lewis also perform spot checks periodically to match the voting activity with available shareholder meeting information. Glass Lewis’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Adviser. The Adviser reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by Glass Lewis and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by Glass Lewis on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

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•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request or at www.iconfunds.com.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ICON Funds’ shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct Glass Lewis to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Adviser will disclose to the Board the voting issues that created the conflict of interest and the manner in which Glass Lewis voted such proxies.

Record of Proxy Voting

The Adviser, with the assistance of Glass Lewis, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds web site at www.iconfunds.com, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds’ best

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interests. Information related to the 10 largest portfolio holdings of each ICON Fund (“Fund”) is posted to the Trust’s website (www.iconfunds.com) within approximately 10 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public within approximately 30 calendar days of each month-end.

Complete portfolio holdings are provided to the Trust’s service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON’s internal media policy. Non-standard information is disclosed subject to duties of confidentiality, including a duty not to trade on nonpublic information imposed by law and/or contract.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either ICON’s General Counsel or Chief Compliance Officer, who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

•	The request must relate to an appropriate business purpose; and

•	The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information, which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any

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compensation or other consideration in connection with such arrangement. There is no assurance that the Trust’s policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Entity Name	Frequency of Holdings Disclosure
Lipper, Inc.	Monthly, within approximately 30 calendar days after month-end

Morningstar	Monthly, within approximately 30 calendar days after month-end.

Bloomberg	Monthly, within approximately 30 calendar days after month-end.

Thompson	Monthly, within approximately 30 calendar days after month-end.

Zephyr	Quarterly, within 10 days after quarter-end

The Funds’ Board of Directors reviews this portfolio holdings disclosure policy at least annually.

THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund’s investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation (“IM&R”). Dr. Callahan owns the majority of IM&R’s shares with ICON’s Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Salcito holds executive positions with ICON, its affiliates, and/or the Funds, and has a minority interest in IM&R.

ICON retains the right to use the name “ICON” in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust’s right to use the name “ICON” automatically ceases ninety days after termination of an Advisory Agreement and may be withdrawn by ICON on ninety days written notice.

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ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund tactical allocation portfolios. ICON’s executive officers include Craig T. Callahan, Chief Executive Officer and President; Brian Callahan, SVP Portfolio Solutions & Chief Sales and Marketing Officer, Donald Salcito, Executive Vice President, General Counsel and Secretary, and Brian Harding, Chief Financial Officer. The affiliations of Messrs. Callahan and Salcito with the Trust are shown under the “Trustees and Officers” section of this SAI.

AGREEMENTS WITH THE TRUST

Investment Advisory Agreement. The Investment Advisory Agreement (“Advisory Agreement”) between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

As compensation for its management services, each Sector Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

1.00% on the first $500 million

0.950% on the next $250 million

0.925% on the next $750 million

0.900% on the next $3.5 billion

0.875% on assets over $5 billion

As compensation for its management services, each International Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the respective Fund assets.

The investment advisory fees are calculated based on a Fund’s net assets as a whole and are then allocated among the Fund’s respective classes based on each class’s relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust’s custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds’ daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds’ shares for sale; an allocated portion of fees and

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expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

Management Fees. For the fiscal years ended September 30 2016, 2015, and 2014, the management fees paid by each Fund were as follows:

Fund	Management Fee
	2016	2015	2014
ICON SECTOR FUNDS
ICON Consumer Discretionary	$452,667	$579,228	$429,672
ICON Consumer Staples Fund	$227,890	$158,515	$371,349
ICON Energy Fund	$3,428,145	$4,554,278	$7,243,379
ICON Financial Fund	$498,102	$444,486	$175,399
ICON Healthcare Fund	$867,577	$1,548,097	$1,156,155
ICON Industrials Fund	$159,835	$321,964	$370,170
ICON Information Technology Fund	$465,306	$554,567	$659,210
ICON Natural Resources Fund	$691,011	$875,156	$880,576
ICON Utilities Fund	$452,604	$202,614	$335,794

ICON INTERNATIONAL FUNDS
ICON Emerging Markets Fund	$352,367	$121,707	$202,838
ICON International Equity Fund	$674,958	$845,192	$670,042

Expense Limitation Agreement. ICON has contractually entered into an Expense Limitation Agreement with respect to certain Fund shares. Pursuant to these Agreements, ICON has agreed to reimburse or limit the Funds’ fees for such classes. In connection with these Agreements and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Funds’ business) do not exceed the following percentages:

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Fund	Class S Expense Limitation	Class C Expense Limitation	Class A Expense Limitation
ICON Sector Funds
ICON Consumer Discretionary	1.74%		1.99%
ICON Consumer Staples Fund	1.50%		1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%		1.75%
ICON Healthcare Fund	1.50%		1.75%
ICON Industrials Fund	1.50%		1.75%
ICON Information Technology Fund	1.50%		1.75%
ICON Natural Resources Fund	1.50%	2.50%	1.75%
ICON Utilities Fund	1.50%		1.75%
ICON International Funds
ICON Emerging Markets Fund	1.55%		1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

The expense limitations for the applicable International Funds will continue in effect through January 31, 2021, except the ICON Emerging Markets Fund Class S shares, which terminates January 31, 2018. The expense limitation for the Sector Funds will continue until January 31, 2018. A Fund may, at a later date, reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the existing expense limitation. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by the Funds, without payment of any penalty, upon 90 days’ prior written notice to ICON. Note that the Sector Funds expense limitations were effective January 1, 2011.

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ICON has reimbursed the Funds or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement for the fiscal year ending:

ICON Fund	Net (Reimbursement)/Recoupment
	2016	2015	2014
ICON Sector Funds
ICON Consumer Discretionary Fund	($4,288)	($2,426)	($5,663)
ICON Consumer Staples Fund	($36,495)	($56,452)	($11,016)
ICON Energy Fund	—	—	—
ICON Financial Fund	($8,903)	$18,259	($32,004)
ICON Healthcare Fund	($3,006)	($2,457)	($7,400)
ICON Industrials Fund	($39,403)	($14,732)	($5,937)
ICON Information Technology Fund	($7,605)	($2,689)	($6,841)
ICON Natural Resources Fund	($73,898)	($3,897)	($2,003)
ICON Utilities Fund	$4,217	($36,184)	($6,918)
ICON International Funds
ICON Emerging Markets Fund	($104,909)	($128,011)	($68,831)
ICON International Equity Fund	($38,568)	($34,663)	($29,665)

As of September 30, 2016, the following amounts were still available for recoupment by ICON based on their potential expiration dates:

ICON Fund	2017	2018	2019
ICON Sector Funds
ICON Consumer Discretionary Fund	—	—	$4,288
ICON Consumer Staples Fund	$7,639	$37,969	$51,650
ICON Energy Fund	—	—	—
ICON Financial Fund	$5,985	$3,685	$8,903
ICON Healthcare Fund	—	—	$3,006
ICON Industrials Fund	$1,789	$7,666	$44,625
ICON Information Technology Fund	$1,744	$1,632	$8,637
ICON Natural Resources Fund	$8,051	$3,552	$73,898
ICON Utilities Fund	$498	$30,739	$31,947
ICON International Funds
ICON Emerging Markets Fund	$49,592	$128,006	$119,653
ICON International Equity Fund	$29,665	$34,662	$38,568

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as “Administrator”) provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds’ financial statements. ICON receives an administrative fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such

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assets and 0.030% on such assets over $5 billion. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years.

Fiscal Year Ended	Administrative Fees
9/30/2016	$507,856
9/30/2015	$654,352
9/30/2014	$760,634

ICON has entered into a sub-administrative agreement with ALPS Fund Services, Inc. (“ALPS”) to serve as sub-administrator to the Trust. For its services as sub-administrator, ICON pays ALPS the greater of $504,000 or an annual rate 0.0336% on the first $1 billion of all ICON Fund net assets, 0.0224% on such net assets between $1 billion and $3 billion, and 0.0084% on such net assets in excess of $3 billion or $396,000.

FUND ACCOUNTING AGENT

ICON has engaged ALPS as Fund Accounting Agent for the Trust. For its services as Fund Accounting Agent, the Trust pays ALPS the greater of $396,000 or an annual rate of 0.0264% on the first $1 billion of all ICON Fund net assets, 0.0176% on such net assets between $1 billion and $3 billion and 0.0066% on such net assets in excess of $3 billion.

DISTRIBUTOR

ICON Distributors, Inc. (“IDI” or “Distributor”), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds’ distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) for the Sector Funds’ and International Funds’ Class A shares. The Trust has, in addition, adopted a plan of distribution for the Energy Fund’s, Natural Resources Fund’s and International Equity Funds’ Class C shares. Pursuant to the 12b-1 Plan, the Funds pay for distribution and related services provided to Class A shares an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares and pays for distribution and related services provided to Class C shares at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares. Class S shares do not charge a 12b-1 fee.

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The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying, expenses in connection with the distribution of the International and Sector Funds’ shares and related activities including: providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds’ shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates the Distributor regardless of expenses incurred by IDI.

The Distributor retains the first year’s distribution and related service fee of 1.00% assessed against Class C shares. In addition, with respect to purchases of $1 million or more for Class A shares, the Distributor retains the 12b-1 fee relating to such shares for the first year. Except as set forth in previous sentences, for Class A, and after the first year for Class C shares, the Distributor may pay up to the entire amount of these fees to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A shares.

The Board reviews expenditures made by the Distributor related to distribution of the Funds’ Class A and Class C shares on a quarterly basis.

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During the fiscal years ended September 30, 2016, 2015 and 2014, the Distributor was compensated in conjunction with the sale and distribution of the Funds’ Class C and Class A shares as follows:

FUND	12b-1 Fees for Fiscal Year ended 9/30/16	12b-1 Fees for Fiscal Year ended 9/30/15	12b-1 Fees for Fiscal Year ended 9/30/14
ICON Sector Funds
ICON Consumer Discretionary Fund – Class C*	—	$5,628	$5,430
ICON Consumer Discretionary Fund – Class A	$7,600	$9,348	$6,623
ICON Consumer Staples Fund– Class C*	—	$16,122	$16,389
ICON Consumer Staples Fund– Class A	$18,194	$7,194	$6,629
ICON Energy Fund – Class C	$95,696	$131,341	$173,021
ICON Energy Fund – Class A	$34,812	$50,663	$72,811
ICON Financial Fund – Class C*	—	$2,205	$741
ICON Financial Fund – Class A	$6,029	$2,082	$2,482
ICON Healthcare Fund – Class C*	—	$18,492	$4,088
ICON Healthcare Fund – Class A	$21,015	$37,062	$8,159
ICON Industrials Fund – Class C*	—	$3,054	$2,111
ICON Industrials Fund – Class A	$1,912	$883	$1,654
ICON Information Technology Fund – Class C*	—	$5,570	$3,635
ICON Information Technology Fund – Class A	$5,138	$2,806	$2,312
ICON Natural Resources Fund – Class C	$10,865	$8,050	$4,809
ICON Natural Resources Fund – Class A	$10,226	$12,363	$14,343
ICON Utilities Fund – Class C*	—	$20,654	$26,326
ICON Utilities Fund – Class A	$26,359	$7,403	$5,781
ICON International Funds
ICON Emerging Markets Fund Class C	$8,490	$5,911	$7,411
ICON Emerging Markets Fund Class A	$14,933	$1,196	$1,219
ICON International Equity Fund – Class C**	$30,710	$40,707	$54,614
ICON International Equity Fund – Class A	$8,310	$10,002	$12,618

*	Effective September 25, 2015, Class C shares of the ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund and ICON Utilities Fund (collectively, the “Funds”) were merged into the Funds’ Class A shares.
**	Effective January 10, 2017, the ICON Emerging Markets Class C shares merged into the Fund’s Class A shares.

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During the fiscal year ended September 30, 2016, the Distributor expended the following amounts in marketing the Trust’s shares:

Type of Expenses	Amount of Expense
Printing and mailing of prospectuses to persons other than current shareholders	$0
Payment of compensation to third parties for distribution and shareholders support services	$851,124
Advertising materials and fees	$16,800

Total:	$867,924

The payments to third parties for distribution and shareholder support services indirectly included payments to Ameriprise Advisor Services Inc., Charles Schwab & Co., Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner, National Financial Services Corp., Oppenheimer & Co. Inc., Pershing LLC, Raymond James & Assoc. Inc., RBC Wealth Management, Securities America, Inc., Trust Company of America, UBS Financial Services, Vanguard Marketing Corporation, and Wells Fargo Clearing Services, LLC, which, to the knowledge of the Trust, were the record owners of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits that the Board believes are reasonably likely to flow to the Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder’s share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis pursuant to written policies and procedures.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan was approved by the Board, including all the independent Trustees, on August 22, 2016. As to each class of the Funds’ shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.

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CUSTODIAN

ICON has engaged State Street to serve as the Funds’ custodian. The Custodian acts as the Funds’ depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

TRANSFER AGENT

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as independent registered public accounting firm for the Trust. Cohen is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee.

COUNSEL

Theresa Mehringer, Burns Figa & Will, 6400 S. Fiddlers Green Circle, Ste. 1000, Greenwood Village, CO 80111, is counsel to the Trust and independent legal counsel to the Independent Trustees.

PURCHASE AND REDEMPTION OF SHARES

The ICON Sector Funds and the ICON International Funds each offer Class A and Class S shares. In addition, the ICON Energy Fund, the ICON Natural Resources Fund and the ICON International Funds each offer Class C shares. Except for Class A shares, there is no sales charge on the purchase of shares of the Funds and the public offering price for the shares is the net asset value per share of that Class. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A contingent deferred sales charge of 1% applies to certain redemptions of Class A shares made within one year following purchase of $1

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million or more made without an initial sales charge. See “Sales Charges” below. Class A shares have a 0.25% 12b-1 fee, Class C shares have a 1.00% 12b-1 fee and a 1% contingent deferred sales charge on shares redeemed within 1 year of purchase. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest in any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.

The minimum investment in any one Fund or Class of a Fund is $1,000, unless you invest using an Automatic Investment Plan. See the prospectuses for more information. Subject to the minimum investment amount, shares may also be purchased by exchange.

Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Agents”). These Agents may receive different levels of compensation from IDI for selling different classes of shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust’s prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, generally no later than 9:00 a.m. Eastern Time following the day that such purchase or redemption orders are received by the broker or intermediary.

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Class S Shares

Class S shares of the Sector Funds are offered generally to existing Class S shareholders, institutional investors, platform sales and affiliates of or directly through ICON, and can be purchased by:

•	A bank, trust company or other type of depository institutions;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare, or other employee benefit plans for purposes of Class S shareholders for the Sector Funds “Eligible Benefit Plan.”

•	Shares purchased by investment representatives through fee-based investment products or accounts.

The Fund reserves the right to change the criteria for investors eligible for Class S shares.

Redemptions Other Than in Cash

It is possible that, in the future, conditions may exist which would, in ICON’s opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, ICON may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by ICON based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

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SALES CHARGE

SALES CHARGE – Class A Shares

The public offering price of Class A of the Funds equals net asset value plus the applicable sales charge. The Distributor receives a portion of this sales charge and may redistribute it as dealer discounts and brokerage commissions as follows:

SIZE OF TRANSACTION AT OFFERING PRICE	SALES CHARGES AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT	DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%	0.00%	1.00%

There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. The contingent deferred sales charge is based on the original purchase cost.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments may be paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Class A shares of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 (“Family Members”) of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals), (3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees (and the Family Members of such individuals), (4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates, (7) an individual or entity with a substantial business relationship with ICON or its affiliates, (8) shareholders of Class I shares prior to January 23, 2012 who continue to purchase Class A shares of that particular Fund at NAV directly with ICON. The investor will be required to provide current broker/dealer information upon purchase, (9) shares purchased by investment representatives through fee-based investment products or accounts or by investors through an Eligible Benefit Plan, (10) investments made by endowments or foundations, (11) other qualified or non-qualified employee benefit plans, including pension, defined contribution, profit-sharing, health and welfare or other employee benefit plans. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

SALES CHARGE REDUCTIONS

An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member’s investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member’s Social Security number).

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as

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shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s Family Members and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Letter of Intent. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of intent amount. A Letter of Intent may include the purchases of the investor’s Family Members.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.

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The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor’s death.

For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the “purchaser’s combined holdings” of all Class A share classes of the Funds or the amount of the original investment less any withdrawals. The “purchaser’s combined holdings” described above shall include the combined Class A shares holdings of the purchaser, the purchaser’s Family Members and the purchaser’s retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Aggregating Accounts. Class A shares investments which qualify for aggregation include those made by an investor and such investor’s Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:

•	individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

•	business accounts solely controlled by the investor or the Investor’s Family Member

•	trust accounts established by the investor or the investor’s Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

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•	endowments or foundations established and controlled by the investor or the investor’s Family Members; or

Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Reinstatement Privilege (Class A only)

The Prospectus describes redeeming shareholders’ reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of redemption.

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Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge of 1% applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the contingent deferred sales charge applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:

•	Redemptions due to death or post purchase disability of a shareholder (accounts registered in the names of trusts and other entities are generally excluded). With respect to joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.

•	Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class A shares only

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 10% of the value of an account (including Class A shares in all ICON Funds) annually (the “10% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

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Class C shares only

The following types of transactions, if together they do not exceed 12% in the case of Class C shares of the value of the account annually:

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

•	Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge, provided that such redemptions do not exceed 12% of the value of an account annually (the “12% limit”). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 12% limit. In the case of a systematic withdrawal plan, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. In addition, if a Class C shareholder of another ICON Fund exchanges into the Class C shares of the ICON Bond Fund and subsequently redeems within one-year of the initial purchase, they will be subject to the 1% CDSC applicable to the initial fund in which they purchased. Conversely, if a Class C shareholder of the ICON Bond Fund exchanges into Class C shares of another ICON Fund and subsequently redeems within the first year of their initial purchase, the shareholder will be assessed a CDSC of 0.85%.

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PORTFOLIO TRANSACTIONS – BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds’ portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

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SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

•	earnings information and estimates

•	stock quote systems

•	trading systems

•	trading measurement services

•	data feeds from stock exchanges

•	software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a “mixed use”). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

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ICON may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2015 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the “markup” it includes in the price of the security. Listed securities and NASDAQ traded securities are generally traded on an agency basis and the broker receives a commission for acting as agent. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2016, 2015 and 2014.

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	Brokerage Commissions on Agency Transactions
Fund	2016	2015	2014
ICON Sector Funds
ICON Consumer Discretionary Fund	$78,774	$126,752	$144,411
ICON Consumer Staples Fund	$32,837	$13,055	$28,854
ICON Energy Fund	$1,214,514	$1,117,211	$890,226
ICON Financial Fund	$65,866	$60,356	$36,601
ICON Healthcare Fund	$95,795	$194,233	$229,954
ICON Industrials Fund	$30,775	$16,932	$19,230
ICON Information Technology Fund	$68,179	$31,183	$63,254
ICON Natural Resources Fund	$126,423	$67,944	$84,280
ICON Utilities Fund	$128,571	$69,134	$70,399
ICON International Funds
ICON Emerging Markets Fund	$107,256	$30,499	$47,229
ICON International Equity Fund	$252,344	$914,814	$461,957

The aggregate amount of transactions during the fiscal year ended September 30, 2016 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

Fund	Total Agency Transactions	Commissions Paid on Transactions
ICON Sector Funds ICON Consumer Discretionary Fund	$37,858,831	60,645
ICON Energy Fund	$522,005,095	836,189
ICON Financial Fund	$29,426,023	47,137
ICON Healthcare Fund	$44,662,514	71,544
ICON Industrials Fund	$15,527,493	24,873
ICON Information Technology Fund	$33,689,269	53,966
ICON Consumer Staples Fund	$15,741,523	25,216
ICON Natural Resources Fund	$58,144,595	93,141
ICON Utilities Fund	$59,989,211	96,095
ICON International Funds
ICON Emerging Markets Fund	$6,227,316	9,975
ICON International Equity Fund	$68,980,258	110,498

During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

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During the fiscal year ended September 30, 2016, certain of the Funds held securities of their regular brokers or dealers as follows:

Fund	Broker	Value as of 9/30/16
ICON Emerging Markets Fund	Industrial & Commercial Bank of China	$622,977
ICON International Equity Fund	Industrial & Commercial Bank of China	$190,401
ICON Bond Fund	State Street Bank & Trust Co.	$1,125,000
ICON Risk-Managed Balanced Fund	State Street Bank & Trust Co.	$135,000

CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The following sets forth as of December 31, 2016 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund’s issued and outstanding shares:

Name and Address of Record Owner	FUND NAME	Percentage of Fund Owned
AMERICAN PORTFOLIOS FINANCIAL 4250 VETERANS MEMORIAL HWY FL 4 HOLBROOK, NY 11741
	ICON FUND CLASS C	8.73%
	ICON INTERNATIONAL EQUITY FUND CLASS C	14.98%

AMERIPRISE ADVISOR SERVICES INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474
	ICON CONSUMER DISCRETIONARY FD CL A	13.00%
	ICON CONSUMER STAPLES FD CL A	11.08%
	ICON EMERGING MARKETS FUND CLASS A	61.63%
	ICON EMERGING MARKETS FUND CLASS C	11.37%
	ICON ENERGY FUND CLASS A	12.35%
	ICON ENERGY FUND CLASS C	11.53%
	ICON HEALTHCARE FUND CLASS A	5.05%

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	ICON INDUSTRIALS FUND CLASS A	11.41%
	ICON INTERNATIONAL EQUITY FUND CLASS A	5.20%
	ICON NATURAL RESOURCES FUND CLASS A	22.96%
	ICON RISK-MANAGED BAL FD CL A	7.47%
	ICON UTILITIES FUND CLASS A	30.69%

AMERITRADE INC 200 S 108TH AVE OMAHA, NE 68154
	ICON CONSUMER STAPLES FD CL S	33.41%
	ICON EQUITY INCOME FUND CLASS S	10.02%
	ICON FUND CLASS A	6.41%
	ICON HEALTHCARE FUND CLASS S	6.93%
	ICON INFORMATION TECHNOLOGY FD CLASS S	5.69%
	ICON LONG/SHORT FUND CLASS A	5.14%
	ICON NATURAL RESOURCES FUND CLASS S	7.25%

CHARLES SCHWAB 101 MONTGOMERY ST SAN FRANCISCO, CA 94104
	ICON BOND FUND CLASS A	5.99%
	ICON BOND FUND CLASS C	10.27%
	ICON BOND FUND CLASS S	23.54%
	ICON CONSUMER DISCRETIONARY FD CLASS S	22.84%
	ICON CONSUMER STAPLES FD CL S	30.34%
	ICON EMERGING MARKETS FUND CLASS S	12.55%
	ICON ENERGY FUND CLASS S	48.87%
	ICON EQUITY INCOME FUND CLASS A	5.04%
	ICON EQUITY INCOME FUND CLASS S	27.69%
	ICON FINANCIAL FUND CLASS S	17.57%
	ICON FUND CLASS A	10.61%
	ICON FUND CLASS C	25.33%
	ICON FUND CLASS S	17.14%
	ICON HEALTHCARE FUND CLASS S	30.52%
	ICON INDUSTRIALS FUND CLASS S	25.44%
	ICON INFORMATION TECHNOLOGY FD CLASS S	23.69%
	ICON INTERNATIONAL EQUITY FUND CLASS A	15.09%
	ICON INTERNATIONAL EQUITY FUND CLASS C	17.54%
	ICON INTERNATIONAL EQUITY FUND CLASS S	12.96%
	ICON LONG/SHORT FUND CLASS A	9.96%
	ICON LONG/SHORT FUND CLASS C	16.85%
	ICON LONG/SHORT FUND CLASS S	7.67%
	ICON NATURAL RESOURCES FUND CLASS S	44.79%
	ICON OPPORTUNITIES FUND	12.27%
	ICON RISK-MANAGED BAL FD CL S	7.53%
	ICON UTILITIES FUND CLASS S	31.31%

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CRAIG THOMAS CALLAHAN 5299 DTC BLVD STE 1200 GREENWOOD VLG CO 80111-3333	ICON FUND CLASS A	6.33%
FRONTIER TRUST COMPANY PO BOX 10758 FARGO, ND 58106	ICON NATURAL RESOURCES FUND CLASS A	5.63%
FSC SECURITIES CORPORATION 2300 WINDY RIDGE PKWY STE 1100 ATLANTA, GA 30339
	ICON INTERNATIONAL EQUITY FUND CLASS C	11.63%
	ICON LONG/SHORT FUND CLASS C	6.40%
LPL FINANCIAL CORPORATION 6511 WINDHAM ST PARKER, CO 80134
	ICON CONSUMER DISCRETIONARY FD CL A	5.45%
	ICON CONSUMER DISCRETIONARY FD CLASS S	7.08%
	ICON CONSUMER STAPLES FD CL A	10.58%
	ICON EMERGING MARKETS FUND CLASS A	12.70%
	ICON EMERGING MARKETS FUND CLASS C	17.36%
	ICON EMERGING MARKETS FUND CLASS S	5.62%
	ICON ENERGY FUND CLASS C	5.48%
	ICON FUND CLASS S	9.11%
	ICON HEALTHCARE FUND CLASS A	10.04%
	ICON INDUSTRIALS FUND CLASS S	7.40%
	ICON INFORMATION TECHNOLOGY FD CLASS A	13.45%
	ICON NATURAL RESOURCES FUND CLASS A	16.26%
	ICON RISK-MANAGED BAL FD CL A	5.61%
	ICON RISK-MANAGED BAL FD CL S	8.54%
	ICON UTILITIES FUND CLASS A	6.55%
MERRILL LYNCH PIERCE FENNER 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246
	ICON BOND FUND CLASS A	41.91%
	ICON BOND FUND CLASS C	7.52%
	ICON CONSUMER DISCRETIONARY FD CL A	10.80%
	ICON CONSUMER STAPLES FD CL A	20.01%
	ICON EMERGING MARKETS FUND CLASS C	7.99%
	ICON ENERGY FUND CLASS A	16.80%
	ICON ENERGY FUND CLASS C	8.43%

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	ICON EQUITY INCOME FUND CLASS A	8.08%
	ICON EQUITY INCOME FUND CLASS C	11.37%
	ICON HEALTHCARE FUND CLASS A	7.00%
	ICON LONG/SHORT FUND CLASS C	7.55%
	ICON LONG/SHORT FUND CLASS S	17.46%
	ICON NATURAL RESOURCES FUND CLASS A	8.98%
	ICON NATURAL RESOURCES FUND CLASS C	9.02%
	ICON RISK-MANAGED BAL FD CL C	13.02%
	ICON UTILITIES FUND CLASS A	28.56%
MG TRUST CO LLC 700 17TH ST FL 3 DENVER, CO 80202	ICON BOND FUND CLASS S	5.24%
NATIONAL FINANCIAL SVCS CORP ONE WORLD FINANCIAL CENTER 200 LIBERTY STREET NEW YORK, NY 10281
	ICON BOND FUND CLASS A	7.65%
	ICON BOND FUND CLASS S	14.93%
	ICON CONSUMER DISCRETIONARY FD CLASS S	9.82%
	ICON CONSUMER STAPLES FD CL S	16.54%
	ICON EMERGING MARKETS FUND CLASS A	7.52%
	ICON EMERGING MARKETS FUND CLASS C	6.42%
	ICON EMERGING MARKETS FUND CLASS S	17.92%
	ICON ENERGY FUND CLASS A	14.58%
	ICON ENERGY FUND CLASS C	9.98%
	ICON ENERGY FUND CLASS S	24.33%
	ICON EQUITY INCOME FUND CLASS A	12.87%
	ICON EQUITY INCOME FUND CLASS S	17.04%
	ICON FINANCIAL FUND CLASS A	7.54%
	ICON FINANCIAL FUND CLASS S	12.40%
	ICON FUND CLASS A	12.96%
	ICON FUND CLASS C	6.99%
	ICON FUND CLASS S	9.76%
	ICON HEALTHCARE FUND CLASS S	22.25%
	ICON INDUSTRIALS FUND CLASS S	11.94%
	ICON INFORMATION TECHNOLOGY FD CLASS S	20.71%
	ICON INTERNATIONAL EQUITY FUND CLASS A	11.15%
	ICON INTERNATIONAL EQUITY FUND CLASS C	6.66%
	ICON INTERNATIONAL EQUITY FUND CLASS S	8.51%
	ICON LONG/SHORT FUND CLASS A	34.37%
	ICON LONG/SHORT FUND CLASS C	7.67%
	ICON LONG/SHORT FUND CLASS S	36.74%
	ICON NATURAL RESOURCES FUND CLASS A	10.73%
	ICON NATURAL RESOURCES FUND CLASS S	11.13%
	ICON OPPORTUNITIES FUND	7.94%

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	ICON RISK-MANAGED BAL FD CL C	8.91%
	ICON RISK-MANAGED BAL FD CL S	15.62%
	ICON UTILITIES FUND CLASS S	37.55%
OPPENHEIMER & CO INC 125 BROAD ST NEW YORK, NY 10004
	ICON CONSUMER STAPLES FD CL A	5.27%
	ICON HEALTHCARE FUND CLASS A	5.71%
	ICON INTERNATIONAL EQUITY FUND CLASS A	6.35%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303
	ICON BOND FUND CLASS A	12.34%
	ICON BOND FUND CLASS C	8.41%
	ICON CONSUMER DISCRETIONARY FD CL A	23.59%
	ICON CONSUMER DISCRETIONARY FD CLASS S	6.11%
	ICON CONSUMER STAPLES FD CL A	26.68%
	ICON EMERGING MARKETS FUND CLASS A	11.17%
	ICON EMERGING MARKETS FUND CLASS C	16.16%
	ICON EMERGING MARKETS FUND CLASS S	5.00%
	ICON ENERGY FUND CLASS A	16.66%
	ICON ENERGY FUND CLASS C	13.78%
	ICON ENERGY FUND CLASS S	6.50%
	ICON EQUITY INCOME FUND CLASS A	26.82%
	ICON EQUITY INCOME FUND CLASS C	7.96%
	ICON EQUITY INCOME FUND CLASS S	9.48%
	ICON FINANCIAL FUND CLASS A	66.36%
	ICON FUND CLASS A	13.74%
	ICON FUND CLASS C	13.70%
	ICON HEALTHCARE FUND CLASS A	22.45%
	ICON INDUSTRIALS FUND CLASS A	51.59%
	ICON INDUSTRIALS FUND CLASS S	9.58%
	ICON INFORMATION TECHNOLOGY FD CLASS A	41.80%
	ICON INFORMATION TECHNOLOGY FD CLASS S	6.69%
	ICON INTERNATIONAL EQUITY FUND CLASS A	28.88%
	ICON INTERNATIONAL EQUITY FUND CLASS C	19.58%
	ICON LONG/SHORT FUND CLASS A	17.34%
	ICON LONG/SHORT FUND CLASS C	11.08%
	ICON NATURAL RESOURCES FUND CLASS A	12.02%
	ICON NATURAL RESOURCES FUND CLASS C	5.90%
	ICON OPPORTUNITIES FUND	9.61%
	ICON RISK-MANAGED BAL FD CL A	46.55%
	ICON RISK-MANAGED BAL FD CL C	11.68%
	ICON RISK-MANAGED BAL FD CL S	5.71%
	ICON UTILITIES FUND CLASS A	10.36%

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RAYMOND JAMES & ASSOCIATES 880 CARILLON PARKWAY ST PETERSBURG, FL 33716
	ICON BOND FUND CLASS C	11.80%
	ICON FINANCIAL FUND CLASS A	9.50%
	ICON INFORMATION TECHNOLOGY FD CLASS A	8.12%
	ICON RISK-MANAGED BAL FD CL A	6.09%
	ICON RISK-MANAGED BAL FD CL C	9.42%
	ICON CONSUMER DISCRETIONARY FD CL A	12.22%
	ICON CONSUMER STAPLES FD CL A	8.68%
	ICON CONSUMER STAPLES FD CL S	11.24%
	ICON ENERGY FUND CLASS A	10.01%
	ICON EQUITY INCOME FUND CLASS A	10.98%
	ICON EQUITY INCOME FUND CLASS C	34.79%
	ICON HEALTHCARE FUND CLASS A	23.85%
	ICON NATURAL RESOURCES FUND CLASS C	37.22%
	ICON RISK-MANAGED BAL FD CL A	6.70%
	ICON RISK-MANAGED BAL FD CL C	14.66%
	ICON RISK-MANAGED BAL FD CL S	6.16%
RBC WEALTH MANAGEMENT 510 MARQUETTE AVE ATTN MUTUAL FUNDS MINNEAPOLIS, MN 55402
	ICON HEALTHCARE FUND CLASS A	5.10%
	ICON NATURAL RESOURCES FUND CLASS A	10.52%
SECURITIES AMERICA, INC 7100 WEST CENTER ROAD OMAHA, NE 68106	ICON BOND FUND CLASS C	5.63%
STIFEL NICOLAUS AND COMPANY INC ONE FINANCIAL PLAZA 501 N BROADWAY SAINT LOUIS, MO 63102
	ICON ENERGY FUND CLASS C	5.51%
	ICON NATURAL RESOURCES FUND CLASS C	24.15%
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD, CO 80155	ICON BOND FUND CLASS S	35.61%
	ICON BOND FUND CLASS S	35.61%

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	ICON CONSUMER DISCRETIONARY FD CLASS S	46.28%
	ICON EMERGING MARKETS FUND CLASS S	15.43%
	ICON EQUITY INCOME FUND CLASS S	13.56%
	ICON FINANCIAL FUND CLASS S	56.13%
	ICON FUND CLASS S	57.74%
	ICON INDUSTRIALS FUND CLASS S	36.35%
	ICON INFORMATION TECHNOLOGY FD CLASS S	30.51%
	ICON INTERNATIONAL EQUITY FUND CLASS S	67.84%
	ICON NATURAL RESOURCES FUND CLASS S	18.29%
	ICON OPPORTUNITIES FUND	63.08%
	ICON UTILITIES FUND CLASS S	6.96%
UBS FINANCIAL SERVICES 1000 HARBOR BLVD WEEHAWKEN, NJ 07086
	ICON BOND FUND CLASS C	12.88%
	ICON EMERGING MARKETS FUND CLASS C	23.28%
	ICON EMERGING MARKETS FUND CLASS S	8.81%
	ICON INDUSTRIALS FUND CLASS A	20.24%
	ICON INFORMATION TECHNOLOGY FD CLASS A	15.94%
	ICON LONG/SHORT FUND CLASS S	7.64%
VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355	ICON HEALTHCARE FUND CLASS S	8.70%
WELLS FARGO CLEARING SERVICES, LLC 10700 WHEAT FIRST DR GLEN ALLEN, VA 23060
	ICON BOND FUND CLASS C	29.33%
	ICON CONSUMER DISCRETIONARY FD CL A	19.37%
	ICON CONSUMER STAPLES FD CL A	10.11%
	ICON EMERGING MARKETS FUND CLASS C	8.75%
	ICON EMERGING MARKETS FUND CLASS S	24.34%
	ICON ENERGY FUND CLASS A	11.51%
	ICON ENERGY FUND CLASS C	30.93%
	ICON EQUITY INCOME FUND CLASS A	18.03%
	ICON EQUITY INCOME FUND CLASS C	13.58%
	ICON EQUITY INCOME FUND CLASS S	7.59%
	ICON FUND CLASS A	9.12%
	ICON HEALTHCARE FUND CLASS A	7.73%
	ICON HEALTHCARE FUND CLASS S	7.19%
	ICON LONG/SHORT FUND CLASS A	6.76%
	ICON LONG/SHORT FUND CLASS C	19.51%

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ICON LONG/SHORT FUND CLASS S	18.96%
ICON NATURAL RESOURCES FUND CLASS A	5.03%
ICON NATURAL RESOURCES FUND CLASS C	10.53%
ICON NATURAL RESOURCES FUND CLASS S	5.50%
ICON RISK-MANAGED BAL FD CL A	12.37%
ICON RISK-MANAGED BAL FD CL C	30.05%
ICON RISK-MANAGED BAL FD CL S	34.47%
ICON UTILITIES FUND CLASS A	14.02%
ICON BOND FUND CLASS A	21.01%

The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers.

There are ICON clients that are invested in the Funds through ICON’s Tactical Allocation Portfolios (“ITAPs”). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its ITAP clients. The voting of any proxies related to the Funds’ shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. EST) (the “Valuation Time”) on each day the Exchange is open for trading, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing

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Price provided by NASDAQ each business day. The Exchange is not open for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds’ foreign securities holdings on such days may affect the value of the Funds’ shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per share of each class of Fund, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the Fund’s liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each class of Fund. Because of the differences in the operating expenses incurred by each class, the per share net asset value of each class will differ.

Domestic Equities. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

Foreign Securities. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other

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markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert currencies to U.S. dollars.

Debt Instruments. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

Securities for Which Market Quotations are not Available. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Pricing Services. The Board periodically reviews and approves the pricing services used to value the Funds’ securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

Options. Option contracts are valued at their closing mid-price on the exchange with the most volume. The mid-price is the average of the sum of the closing bid and closing asking prices. Effective March 1, 2016, the option contracts will be valued at their closing mid-price on the exchange with the last bid and ask price.

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TAX STATUS

TAXATION OF THE FUNDS IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year (“investment company taxable income”). The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, currencies, and net income derived from qualified publicly traded partnerships. (the “90% test”), and (2) satisfy certain tax diversification requirements at the close of each quarter of the Fund’s taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98.2% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

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TAXATION OF THE FUNDS’ INVESTMENTS

A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

Some futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In

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addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively “dividends”), are taxable to its shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund’s net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) (“capital gain distribution”) are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend your received on those shares. Dividends and other distributions also may be subject to state and local taxes.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the American Taxpayer Relief Act of 2012, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds’ distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The American Taxpayer Relief Act of 2012 may reduce the rate applicable to long-term capital gains. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

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Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder’s shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund’s shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.

A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.

A Fund may be required to withhold federal income tax at the rate of 28% (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder’s particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

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If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal income tax purposes (“PFIC”) and the Fund does not elect to treat the PFIC as a “qualified electing fund” within the meaning of the Code or to “mark-to-market” the marketable stake of any PFIC, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a “qualified electing fund” the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, excluding investments in commodities, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

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Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund’s status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, “foreign taxes”). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It can be difficult to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If this election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

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ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered

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into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

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APPENDIX

RATINGS OF CORPORATE BONDS

Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by at least one of these agencies to be considered a suitable investment.

The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category.

Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:

“aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

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“a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

“b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).

Description of Moody’s commercial paper ratings. Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

Description of S&P’s commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The “A” categories are as follows:

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

(A)(1) Amended and Restated Master Trust Agreement effective January 23, 2012, incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(A)(2) Amendment No. 19 to the Master Trust Agreement effective July 6, 2012 is incorporated by reference from Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on July 13, 2012.

(A)(3) Amendment No. 20 to the Master Trust Agreement effective January 22, 2013 is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(A)(4) Amendment No. 21 to the Master Trust Agreement effective May 5, 2014, is incorporated by reference from Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on February 25, 2014.

(A)(5) Amendment No. 22 to the Master Trust Agreement effective September 30, 2014, is incorporated by reference from Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on August 21, 2014.

(A)(6) Amendment No. 23 to the Master Trust Agreement effective September 25, 2015, is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(A)(7) Amendment No. 24 to the Master Trust Agreement effective January 22, 2015, is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(A)(8) Amendment No. 25 to the Master Trust Agreement effective January 10, 2017, is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(B)	By-Laws dated October 9, 1996, are incorporated by reference from Registrant’s Initial Registration Statement.

(C)	Relevant parts, including Article V of the Amended and Restated Master Trust Agreement effective January 23, 2012 are filed as Exhibit (A)(1), incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012. No instrument, other than the Amended and Restated Master Trust Agreement, defines the rights of security holders.

(D)	Advisory Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated October 9, 1996 is incorporated by reference from Registrant’s Initial Registration Statement.

(1) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(2) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant’s Registration Statement filed November 27, 2002.

(3) Amendment dated January 1, 2004 to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(4) Amendment dated January 1, 2004 to Investment Advisory Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(5) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(6) Amendment to Advisory Fee Schedule to Investment Advisory agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(7) Amendment dated January 29, 2005 to Advisory Fee Schedule to Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.

(8) Amendment dated January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement filed on November 30, 2005.

(9) Amendment effective September 28, 2012 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement filed on September 27, 2012.

(10) Amendment effective January 22, 2013 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement filed on January 22, 2013.

(11) Amendment effective September 30, 2014 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 48 to the Registration Statement filed on August 21, 2014.

(12) Clarifying Amendment effective January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 51 to Registrant’s Registration Statement filed on January 22, 2015.

(13) Amendment effective January 22, 2016 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(E)	(1) Amended and Restated Distribution Agreement and Schedule A between Registrant, ICON Advisers, Inc., and ICON Distributors, Inc. dated May 16, 2006 are incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(2) Amendment dated December 20, 2007 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amendment effective January 23, 2012 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(4) Amendment effective September 28, 2012 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(5) Amendment effective January 22, 2013 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(6) Amendment effective September 30, 2014 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on August 21, 2014.

(7) Amendment effective September 25, 2015 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(8) Amendment effective January 22, 2016 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(9) Amendment effective January 10, 2017 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(F)	Bonus or profit sharing contracts - Not applicable

(G)	(1) Custodian Agreement between Registrant and State Street Bank and Trust Company dated as of April 1, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(a) Amendment effective September 28, 2012 to Appendix A to the Custodian Agreement between State Street Bank and Trust Company dated as of April 1, 2010 is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(H)	(1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed January 20, 2000.

(a) First Amendment to Administrative Services Agreement dated September 1, 2003 is incorporated by reference from Post Effective Amendment No. 17 to Registrant’s Registration Statement filed on November 26, 2003.

(b) Second Amendment to Administrative Services Agreement dated January 1, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(c) Amendment to the Administrative Services Agreement Fee Schedule dated January 31, 2006 is incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed November 30, 2005.

(2) Sub-Administration, Bookkeeping and Pricing Services Agreement among the ICON Funds, ICON Advisers, Inc., and ALPS Fund Services, Inc. dated February 26, 2016 is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(3) Transfer Agency and Services Agreement between the ICON Funds and ALPS Fund Services, Inc. dated April 8, 2016 is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(4) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(a) First Amendment to Expense Limitation Agreement dated August 12, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.

(b) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.

(c) Second Amendment dated January 1, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(d) Third Amendment dated January 29, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(e) First Amendment dated January 1, 2004 to Expense Limitation Agreement dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(f) Fourth Amendment dated August 9, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(g) Fifth Amendment dated November 22, 2004 to Expense Limitation Agreement dated July 9, 2004 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(h) Sixth Amendment dated August 9, 2005 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(i) Seventh Amendment dated May 16, 2006 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(j) Schedule A dated May 16, 2006 to Seventh Amendment to Expense Limitation Agreement dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(k) Eighth Amendment and Schedule A to Expense Limitation Agreement dated August 29, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed January 29, 2007.

(l) Ninth Amendment and Schedule A to Expense Limitation Agreement dated December 20, 2007, is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(m) Tenth Amendment and Schedule A to Expense Limitation Agreement dated August 11, 2008, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.

(n) Eleventh Amendment and Schedule A to Expense Limitation Agreement dated August 10, 2009, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.

(o) Twelfth Amendment and Schedule A to Expense Limitation Agreement dated August 9, 2010, is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(p) Thirteenth Amendment and Schedule A to Expense Limitation Agreement effective January 1, 2011, is incorporated by reference from Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on January 24, 2011.

(q) Fourteenth Amendment and Schedule A to Expense Limitation Agreement effective February 17, 2011, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(r) Fifteenth Amendment and Schedule A to Expense Limitation Agreement effective August 15, 2011, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(s) Sixteenth Amendment and Schedule A to Expense Limitation Agreement effective January 23, 2012, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(t) Seventeenth Amendment and Schedule A to Expense Limitation Agreement effective September 28, 2012, is incorporated by reference from Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 27, 2012.

(u) Eighteenth Amendment and Schedule A to Expense Limitation Agreement effective January 22, 2013, is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed January 22, 2013.

(v) Nineteenth Amendment and Schedule A to Expense Limitation Agreement effective January 22, 2014, is incorporated by reference from Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed January 22, 2014.

(w) Twentieth Amendment and Schedule A to Expense Limitation Agreement effective May 5, 2014 as corrected, is incorporated by reference from Post-Effective Amendment No. 47 to Registrant’s Registration Statement filed April 28, 2014.

(x) Twenty First Amendment and Schedule A to Expense Limitation Agreement effective September 30, 2014, is incorporated by reference from Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on August 21, 2015.

(y) Twenty Second Amendment and Schedule A to Expense Limitation Agreement effective September 25, 2015, is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(z) Twenty Third Amendment and Schedule A to Expense Limitation Agreement effective January 22, 2015, is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(aa) Twenty Fourth Amendment and Schedule A to Expense Limitation Agreement effective April 11, 2016 is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(ab) Twenty Fifth Amendment and Schedule A to Expense Limitation Agreement effective August 22, 2016 is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(ac) Twenty Sixth Amendment and Schedule A to Expense Limitation Agreement effective January 26, 2017 is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed 26, 2017.

(5) Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company dated March 23, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(6) ICON Funds Line of Credit Agreement between Registrant and State Street Bank and Trust Company dated March 29, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(a) Ninth Amendment to ICON Funds Line of Credit dated March 21, 2016 is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(I)	(1) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to the shares of the ICON Funds is incorporated by reference from Post-Effective Amendment No. 49 to Registrant’s Registration Statement filed on September 19, 2014.

(J)	(1) Consent of Cohen & Company, Ltd. is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(2) Powers of Attorney for Trustees and Officers dated November 22, 2004 are incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(3) Powers of Attorney for Trustees and Officers dated November 15, 2005 are incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(K)	Omitted financial statements - Not applicable.

(L)	Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

(M)	(1) Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 29, 2007.

(2) Amendment to Exhibit A dated November 16, 2007 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amendment to Exhibit A dated August 9, 2010 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on September 24, 2010.

(4) Amendment to Exhibit A effective January 24, 2011 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 24, 2011.

(5) Amendment to Exhibit A effective January 23, 2012 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 38 to the Registrant’s Registration Statement filed on January 23, 2012.

(6) Amendment to Exhibit A effective January 22, 2013 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(7) Amendment to Exhibit A effective September 25, 2015 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(8) Amendment to Exhibit A effective January 22, 2016 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(9) Amendment to Exhibit A effective January 10, 2017 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is filed herewith this Post-Effective Amentment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(N)	(1) Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on June 1, 2006.

(2) Amendment to Schedule A dated December 20, 2007 to Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amended and Restated Rule 18f-3 Plan dated August 10, 2009 is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on November 23, 2009.

(4) Amended and Restated Rule 18f-3 Plan dated August 9, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(5) Amended and Restated Rule 18f-3 Plan effective January 24, 2011 is incorporated by reference from Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on January 24, 2011.

(6) Amended and Restated Rule 18f-3 Plan effective January 23, 2012 is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2011.

(7) Amended and Restated Rule 18f-3 Plan effective January 22, 2013 is incorporated by reference from Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on January 22, 2013.

(8) Amended and Restated Rule 18f-3 Plan effective September 25, 2015 is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(9) Amended and Restated Rule 18f-3 Plan effective January 22, 2016 is incorporated by reference from Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on November 6, 2015.

(10) Amended Schedule A effective January 10, 2017 to Amended and Restated Rule 18f-3 Plan is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed January 26, 2017.

(P)	Code of Conduct, Insider Trading Policy, Gift Policy, Outside Employment Policy, effective January 4, 2017, for ICON Funds, ICON Advisers, Inc. and ICON Distributors, Inc. is filed herewith this Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed on January 26, 2017.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “The Investment Adviser, Distributor and Other Service Providers.”

ITEM 30. INDEMNIFICATION

Under Article VI of the Registrant’s Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a “Covered Person”) shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant’s investment adviser, administrator and distributor information is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled “The Funds’ Investment Manager” in the Prospectuses, and “The Investment Adviser, Distributor and Other Service Providers” in the SAI.

ITEM 32. PRINCIPAL UNDERWRITERS

ICON Distributors, Inc. (“IDI”) is the Registrant’s principal underwriter. It is not an underwriter for any other investment company. Information pertaining to IDI is incorporated by reference to the Statements of Additional Information contained in Part B of this Registration Statement at the sections entitled “The Investment Adviser, Distributor, and Other Service Providers.”

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained by the Registrant at State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 and/or by the Registrant’s Custodian (State Street Bank and Trust Company) and the Registrant’s transfer and shareholder service agent, Boston Financial Data Services, Inc.

ITEM 34. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 35. UNDERTAKINGS

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 333-14927) (the “Registration Statement”) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Greenwood Village, State of Colorado, on the 26th day of January, 2017.

Attest:	ICON FUNDS

/s/ Donald Salcito	/s/ Craig T. Callahan*
Donald Salcito	Craig T. Callahan
Secretary	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

/s/ Craig T. Callahan*	President and Trustee	January 26, 2017
Craig Callahan

/s/Glen Bergert*	Trustee	January 26, 2017
Glen Bergert

/s/John Pomeroy*	Trustee	January 26, 2017
John Pomeroy

/s/Michael Sentel*	Trustee	January 26, 2017
Michael Sentel

Vice President, Principal
/s/ Carrie Schoffman	Financial Officer and	January 26, 2017
Carrie Schoffman	Treasurer

/s/ Donald Salcito	Vice President and	January 26, 2017
Donald Salcito	Secretary

By:

/s/ Donald Salcito
Donald Salcito
Attorney-in-Fact*

*	Original Powers of Attorney authorizing Donald Salcito and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant are incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on November 20, 2005.